Registration Statement No. 333-143354

811-09137

As Filed with the Securities and Exchange Commission on April 27, 2020

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.   20           ☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   114           ☑

DELAWARE LIFE VARIABLE ACCOUNT I
Registrant

DELAWARE LIFE INSURANCE COMPANY
Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Depositor's Address

(844) 448-3519

Depositor's Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on April 29, 2020 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Prime Variable Universal Life Insurance

Delaware Life Variable Account I

A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy

Prospectus

April 29, 2020

This prospectus describes a combination fixed and variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”) through Delaware Life Variable Account I, one of our separate accounts. The Policy is being offered as an individual policy. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Variable Sub-Accounts and a Fixed Account. The Variable Sub-Accounts invest in shares of the following Funds:

Asset Allocation

AB Balanced Wealth Strategy Portfolio (Class B)

BlackRock Global Allocation V.I. Fund (Class III)

Fidelity® VIP Balanced Portfolio (Service Class 2)5

Franklin Allocation VIP Fund (Class 2)1,8

Franklin Income VIP Fund (Class 2)

Invesco V.I. Equity and Income Fund (Series II)

MFS® Conservative Allocation Portfolio (Initial Class)1

MFS® Global Tactical Allocation Portfolio (Service Class)9

MFS® Growth Allocation Portfolio (Initial Class)1

MFS® Moderate Allocation Portfolio (Initial Class)1

MFS® Total Return Series (Service Class)

PIMCO Global Managed Asset Allocation Portfolio (Administrative Class)1,9,10

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

MFS® Emerging Markets Equity Portfolio (Service Class)

High Yield Bond

MFS® High Yield Portfolio (Initial Class)

Intermediate Term Bond

Franklin U.S. Government Securities VIP Fund (Class 2)2

MFS® Corporate Bond Portfolio (Service Class)

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)2

International/Global Equity

AB International Value Portfolio (Class B)2

First Eagle Overseas Variable Fund3

Invesco Oppenheimer V.I. Global Fund (Series II Shares)11

Invesco V.I. International Growth Fund (Series I)

M International Equity Fund3

MFS® International Growth Portfolio (Service Class)

MFS® Research International Portfolio (Service Class)

Templeton Growth VIP Fund (Class 2)

Mid Cap Equity

Fidelity® VIP Mid Cap Portfolio (Service Class 2)5

Invesco V.I. American Value Fund (Series II)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio (Class II Shares)

Large Cap Equity

Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)

Fidelity® VIP Contrafund® Portfolio (Service Class 2)6

Fidelity® VIP Index 500 Portfolio (Service Class 2)6

Franklin Mutual Shares VIP Fund (Class 2)

Invesco Oppenheimer V.I. Capital Appreciation Fund (Series II Shares)12

Invesco Oppenheimer V.I. Main Street Fund® (Series II Shares)2,13

Invesco V.I. Comstock Fund (Series II)

Invesco V.I. Core Equity Fund (Series I)

M Large Cap Growth Fund3

M Large Cap Value Fund3

MFS® Growth Series (Initial Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

MFS® Value Series (Service Class)

Real Estate Equity

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

DWS Small Cap Index VIP (Class B)8

Franklin Small Cap Value VIP Fund (Class 2)

M Capital Appreciation Fund3

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)

MFS® New Discovery Value Portfolio (Initial Class)

Wanger USA2,3

Specialty/Sector Equity

MFS® Utilities Series (Service Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8

Money Market

MFS® U.S. Government Money Market Portfolio (Initial Class)4

Multi Sector Bond

Franklin Strategic Income VIP Fund (Class 2)

Inflation-Protected Bond

MFS® Inflation-Adjusted Bond Portfolio (Initial Class)

PIMCO Real Return Portfolio (Administrative Class)2

[1]

This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]

For Policies with Investment Start Dates on or after October 6, 2008, the following underlying Funds are not available for investment by the Variable Sub-Accounts: AB International Value Portfolio, Oppenheimer Main Street Fund/VA, PIMCO Real Return Portfolio, PIMCO Total Return Portfolio, Franklin U.S. Government Securities VIP Fund and Wanger USA.

[3]	This Fund does not have different share classes.

[4]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[5]	This Portfolio is in Variable Insurance Products III.

[6]	This Portfolio is in Variable Insurance Products Fund II.

[7]	This Portfolio is in Variable Insurance Products Fund V.

[8]	On and after November 15, 2010, this investment option is not open to new premium or transfers.

[9]	This Fund employs a managed volatility strategy.

[10]	Formerly known as PIMCO Global Multi-Asset Managed Allocation Portfolio.

[11]	Formerly known as Oppenheimer Global Fund/VA.

[12]	Formerly known as Oppenheimer Capital Appreciation Fund/VA.

[13]	Formerly known as Oppenheimer Main Street Fund/VA.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling us at (877) 253-2323.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (877) 253-2323. Your election to receive reports in paper form will apply to all Funds available under your Policy.

Delaware Life Insurance Company

P.O. Box 758581

Topeka, Kansas 66675-8581

(877) 253-2323

Overnight Mailing Service Address:	Delaware Life Insurance Company
Mail Zone 581
5801 S.W. 6th Avenue
Topeka, KS 66636

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund. A longer period may apply in some states.

Premium Payments

Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

You choose the amount and timing of subsequent premium payments, within certain limits.

You may allocate your net premium payments among the Policy’s available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Policy.

The Policy’s Account Value will reflect:

•	the premiums You pay;

•	the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

•	any loans or partial withdrawals;

•	the charges we deduct under the Policy.

Accessing the Policy’s Account Value

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value. Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt. The surrender charge period ends 10 years after You purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year. A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is A or C. Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards:

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

1

Death Benefit

If the Policy is in force at the time we receive Due Proof of the Insured’s death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Policy.

You have a choice of three death benefit options:

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus Account Value (Option B); or

•	the Specified Face Amount plus the sum of premiums paid (Option C).

After the first Policy Year, You may change the Specified Face Amount.

After the Policy Date, You may change the death benefit option.

Investment Options

You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.

You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose. We will notify You in writing of any such limitations.

You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits

You may supplement the Policy with the following riders where available:

•	accelerated benefits
•	waiver of monthly deductions
•	payment of stipulated amount
•	supplemental term insurance
•	enhanced cash surrender value
•	loan lapse protection
•	long term accumulation (“LTA”)
•	charitable giving benefit
•	travel assistance

We will deduct the cost, if any, of the rider(s) from the Policy’s Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

The assets attributable to the Policies are held in a variable separate account.

The assets of the variable separate account are free from our general creditor’s claims.

2

The variable separate account is divided into Variable Sub-Accounts.

Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected. These conditions include, but are not limited to:

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Variable Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years. Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial withdrawals may occur monthly after Policy Year 1. Each partial withdrawal must be for at least $500. Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

What If Charges and Deductions Exceed Account Value less Policy Debt?

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Account Value less Policy Debt at the beginning of any Policy Month is less than the charges and deductions then due.

We will send You notice and allow You a 61 day Grace Period.

If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured’s Issue Age and the amount of planned periodic premium You pay. It may vary in length by state but may not exceed 20 years.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

3

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Premium Expense Charge[1] (3.25% of this Charge is used for state and federal tax obligations)	Upon premium receipt	(as a % of premium)	(as a % of premium)

Maximum Charge: Current Charge:		8.25% 6.50%	15.00% 15.00%

Surrender Charge	Upon policy surrender before the eleventh Policy Year and upon surrender of a Policy increase before ten years have elapsed from the increase effective date	(per $1000 of Specified Face Amount “SFA”)	(per $1000 of Specified Face Amount “SFA”)

Maximum Charge: Minimum Charge: Representative Owner Charge[4]:		$40.13[2,3] $0.16[2,3] $7.76[3]	None[3]
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Loan Lapse Protection Rider[5] Maximum Charge:	On the Rider Exercise Date	(as a % of Account Value) 3.5%	(as a % of Account Value) 3.5%

Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00	$15.00 $0.00

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Cost of Insurance	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk “PNAR”)	(per $1000 of Policy Net Amount at Risk “PNAR”)
Maximum Charge: Minimum Charge: Representative Owner Charge[4]:		$83.33[6] $0.02[6] $0.13	$83.33[6] $0.02[6] $0.16
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Mortality and Expense Risk Charge[7] Maximum Charge: Current Charge:	At the beginning of each Policy Month	(on the assets allocated to the Variable Sub-Accounts) 0.60% 0.60%	(on the assets allocated to the Variable Sub-Accounts) 0.25% 0.00%

4

Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Monthly Expense Charge[8] Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, super preferred, non-tobacco, Issue Age 45)	At the beginning of each Policy Month	$8.00 + $1.11 per $1000 of SFA $8.00 + $0.02 per $1000 of SFA $8.00 + $0.12 per $1000 of SFA	$8.00 + $4.00 per $1000 of SFA $8.00 + $0.04 per $1000 of SFA $8.00 + $0.20 per $1000 of SFA

Loan Interest[9]	At the end of each Policy Year	(as a % of Policy Debt) 4.0%	(as a % of Policy Debt) 4.0%

Flat Extra Charge Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Total Net Amount at Risk) $20.00	(per $1000 of Total Net Amount at Risk) $20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Waiver of Monthly Deductions Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”) $0.16[10] $0.01[10] $0.06	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”) $0.16[10] $0.01[10] $0.06
Payment of Stipulated Amount Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $100 of Stipulated Amount11) $0.79[12] $0.13[12] $0.46	(per $100 of Stipulated Amount11) $0.79[12] $0.13[12] $0.46
(male, Issue Age 45, benefit payable to age 70)

Supplemental Insurance Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(per $1000 of Rider Net Amount at Risk) $83.33[6] $0.02[6] $0.13	(per $1000 of Rider Net Amount at Risk) $83.33[6] $0.02[6] $0.16
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

Enhanced Cash Surrender Value Rider Maximum Charge: Minimum Charge: Representative Owner Charge[4]:	At the beginning of each Policy Month	(Per $1000 of SFA) $2.06[13] $0.02[13] $0.14	Not available
(male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)

5

The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2019. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.25%	1.48%

[1]	The elements making up the Premium Expense Charge are discussed on page 23. The Charge is deducted from premium received.

[2]

The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 1. The minimum charge possible is for an Insured female, super-preferred, non-tobacco, Issue Age 18, Policy Year 10. The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[3]

There are no surrender charges applicable if the Enhanced Cash Surrender Value Rider or LTA Rider is attached. The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt. For additional detail for the Loan Lapse Protection Rider, please see page 27.

[6]

The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 35. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18, Policy Year 10. The charges vary based on the length of time the Policy or rider has been in force and Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table. Please see the section entitled “Monthly Cost of Insurance” for additional detail.

[7]	The annual rate is shown in the table. The charge is deducted on a monthly basis.

[8]

The per $1000 of Specified Face Amount charge applies for the first 5 Policy Years following the Issue Date and for the first 5 Policy Years following the effective date of any increase in Specified Face Amount. For a Policy without the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. For a Policy with the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. The monthly expense charge varies based on the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[9]

Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. For Policy Years 10 and thereafter, a Policy with the LTA Rider has a loan interest rate of 3.0%. A Policy without the LTA Rider has a loan interest rate of 3.5%. See the section entitled “Policy Loans” for additional detail regarding Loan Interest.

[10]

The maximum charge possible is for an Insured, Issue Age 55. The minimum charge possible is for an Insured, Issue Age 18. Charges vary by Issue Age only. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[11]	To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

[12]

The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70. The minimum charge possible is for an Insured male, Issue Age 18, benefit payable to age 65. Charges vary based on the Insured’s Issue Age, sex and duration of payment option. Disability rates for males are lower than females at younger ages and much higher for males than females at older ages. The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

[13]

The per $1000 of Specified Face Amount charge applies for the first 10 Policy Years following the Issue Date and for the first 10 Policy Years following the effective date of any increase in Specified Face Amount. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85. The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18. The Enhanced Cash Surrender Value Rider charge varies based on the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You.

6

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established Delaware Life Variable Account I in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts. Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Variable Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts. All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund. The Variable Sub-Accounts will at all times be fully invested in mutual fund shares. The Variable Account may contain certain variable sub-accounts which are not available under the Policy.

THE FUNDS

The Policy offers a number of Fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

7

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge from our website, www.delawarelife.com, or by calling (877) 253-2323, or writing to Delaware Life Insurance Company, P.O. Box 758581. Topeka, Kansas 66675-8581.

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Large Cap Growth Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. DWS Investment Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and other advisers subadvise the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Allocation VIP Fund, (with the following subadvisers: Templeton Global Advisors Limited and Franklin Templeton Institutional, LLC.) Franklin Income VIP Fund, Franklin Strategic Income VIP Fund and Franklin U.S. Government Securities VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund and the Franklin Small Cap Value VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. M Financial Investment Advisers, Inc. advises the M Fund, Inc. Funds with Dimensional Fund Advisors, LP subadvising the M International Equity Fund; Frontier Capital Management Company, LLC subadvising the M Capital Appreciation Fund; AJO, L.P. subadvising the M Large Cap Value Fund and DSM Capital Partners LLC subadvising the M Large Cap Growth Fund. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we

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may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies.

Payments We Receive

The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Policies for providing distribution and shareholder support services to the Funds, ranging up to 0.25% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.

These payments reflect in part expense savings by the Fund Groups for having, in the case of the Policies, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Policies. These payments are generally based on a percentage of the daily assets of the Funds under the Policies and other variable policies offered by Delaware Life and its affiliated insurers.

In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Policy, its features and the available investment options. Certain Fund Groups may also attend these meetings.

These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Policies. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Policy.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Subaccounts under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Policy.

Potential Conflicts

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts that invest in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

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FEES, EXPENSES, AND RESTRICTIONS OF THE FUNDS

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund and actual expenses may vary.

The Fund fees and expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund’s net asset value, which is the share price used to calculate the Unit Values of the Variable Account. Thus, You indirectly bear the fees and expenses of the Funds You select. The table presented earlier shows annual expenses paid by the Funds as a percentage on the average daily net asset value of each Fund.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account is not a security and the general account is not an investment company. Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account. You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts. Transfers may be subject to certain restrictions. See the Transfer Privileges section of this prospectus.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

INVESTMENT PROGRAMS

Dollar Cost Averaging

You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

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The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows You to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing

Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions. You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at any time. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation

One or more asset allocation programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose. We rebalance your premium payments on a quarterly basis, without further instruction from You. Our asset allocation programs are “static” programs. We do not change the original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model. We may, however, terminate the program. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether You wish to change your percentage allocations.

ABOUT THE POLICY

This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Service Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

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You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $100,000-the “Minimum Specified Face Amount.”

While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account. Upon approval of the application, we will issue to You a Policy on the life of the Insured. The Issue Date is the date we produce the Policy on our system and is specified in the Policy. The Investment Start Date is the date the first premium is applied, which will be the later of:

•	the Issue Date,

•	the Policy Date, or

•	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Service Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the “Right of Return Period”). A longer period may apply in some states.

A Policy returned under this provision will be deemed void. You will receive a refund equal to the greater of premium payments made and premium payments made plus money market return, if the Policy indicates this is your right; otherwise, your refund will equal the sum of:

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

•	the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Service Office; and

•	any fees or charges imposed on amounts allocated to the Variable Account.

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Unless the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Sub-Accounts in accordance with your allocation instructions. You bear all of the investment risk during the Right of Return Period.

If the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the MFS® U.S. Government Money Market Portfolio or to our general account, whichever we specify in your Policy. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the MFS® U.S. Government Money Market Portfolio or in the general account, as applicable, will be transferred to the Sub-Accounts in accordance with your allocation instructions.

Policies delivered in Connecticut, Georgia, Maryland and North Carolina only. During the first eighteen months (twenty-four months in North Carolina) the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account. The Account Value of the Policy will be transferred to the new policy. We will not require evidence of insurability for the exchange. To effect an exchange, You must give Us written notice at Our Service Office within this eighteen-month (or twenty-four month) period.

PREMIUM PAYMENTS

All premium payments must be made payable to Delaware Life Insurance Company and mailed to our Service Office. The Initial Premium will be due and payable as of the Policy’s Issue Date. The minimum Initial Premium is, generally, two Minimum Monthly Premiums. The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured. Additional premium payments may be paid to us subject to the limitations described below. We will not reject any premium payment necessary to maintain coverage and will provide You notice if additional premium is required to maintain coverage.

Premium

We reserve the right to limit the number of premium payments we accept in a year. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to You.

Specified Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage. Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount changes.

After the policy anniversary on which the Insured is Attained Age 121, we will not accept any more premium payments for the Policy.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

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Net Premiums

The net premium is the amount You pay as the premium less the Premium Expense Charge. The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium, agent compensation and other at issue costs.

Allocation of Net Premium

Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers. We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts. You may change your allocation percentages at any time by telephone or written request to our Service Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file. We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums

While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices.

DEATH BENEFIT

If the Policy is in force at the time of the Insured’s death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, plus

•	any amounts payable under any supplemental benefits added to the Policy, minus

•	the value of any Policy Debt on the date of the Insured’s death, minus

•	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement. You may select between three death benefit options. You may change the death benefit option at any time.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the Policy application. A Policy will not be issued unless a death benefit option election is made.

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Option A-Specified Face Amount. Under this option, the death benefit is the greater of:

•	the Policy’s Specified Face Amount, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option B-Specified Face Amount Plus Account Value. Under this option, the death benefit is the greater of:

•	the Specified Face Amount plus the Account Value, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option C-Specified Face Amount Plus Sum of Premiums Paid. Under this option, the death benefit is the greater of:

•	the Specified Face Amount plus the sum of all premiums paid, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option A provides a level amount of death benefit. Option B provides a fluctuating amount of death benefit due to the inclusion of the Account Value. While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Policy Net Amount at Risk. Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made. Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Changes in the Death Benefit Option

You may request a change in the death benefit option. Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change. Requests for a change must be made in writing to Us. The effective date of the change will be the Anniversary on or next following the date We approve your request. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

If You change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy’s Account Value on the effective date of the change. If You change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy’s Account Value on the effective date of change.

Option C can only be changed to Option A. Neither Option A nor B can be changed to Option C. The amount of the death benefit on the effective date of the change will not be altered but the change in death benefit option will affect the determination of the death benefit from that point on.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits. Changing the Specified Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Specified Face Amount.

Minimum Changes. Each increase in the Specified Face Amount must be at least $10,000. We reserve the right to change the minimum amount by which You may change the Specified Face Amount.

Increases. After the first policy anniversary, You may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase. Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount.

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Decreases. The Specified Face Amount can be decreased after the first policy anniversary. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The Specified Face Amount after the decrease must be at least $100,000. Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal. For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

ACCESSING YOUR ACCOUNT VALUE

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living. If You do, the insurance coverage and all other benefits under the Policy will terminate. If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy’s Account Value less the sum of:

•	the outstanding balance of any Policy Debt; and

•	any surrender charges.

We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period. There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount You request. The surrender charge period will start on the Policy’s Issue Date and on the effective date for the increase, respectively. We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office.

If You surrender the Policy in the first 10 years or within the first 10 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The surrender charge will be an amount based on the Policy’s Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in the Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of Specified Face Amount (Super-Preferred Non-tobacco Male)
Issue Age 25	Issue Age 35	Issue Age 45
$3.25	$4.92	$7.76

Issue Age 55	Issue Age 65	Issue Age 75
$12.74	$21.91	$40.14

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The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.

Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
1	100.0
2	100.0
3	90.0
4	75.0
5	70.0
6	60.0
7	45.0
8	35.0
9	20.0
10	7.0
11+	0.0

A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal. These surrender charges will be applied in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, You will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount. The surrender charge You pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis. Future surrender charges will be reduced by any incurred for a decrease in the Specified Face Amount. Surrender charges will be allocated proportionally among the Sub-Accounts.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Withdrawals

You may make a partial withdrawal from the Policy once each Policy Month after the first Policy Year by written request to us. Each partial withdrawal must be for at least $500.

If the applicable death benefit option is Option A or C, the Specified Face Amount will be decreased by the amount of the partial withdrawal. We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order:

•	first, to the initial Specified Face Amount, up to the $100,000 minimum;

•	second, to the oldest increases in Specified Face Amount, in chronological order; and

•	third, to the most recent increase in Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts. We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount. A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request. A partial withdrawal may result in taxes and tax penalties. See the Federal Income Tax Considerations section of this prospectus.

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Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy’s Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value. During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test. The Loan Lapse Protection Rider may also prevent Policy termination. Although the No-Lapse Guarantee and the Loan Lapse Protection Rider may prevent Policy termination, the conditions under which they apply differ widely, including the length of time the Policy has been in force and the age of the policyowner. Please see the No-Lapse Guarantee section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the policy loan among the Sub-Accounts. If You do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts. Loan amounts allocated to the Variable Sub-Accounts will be transferred to the Fixed Account. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10. If the LTA Rider is attached to the Policy, loan interest is 3.0% in Policy Year 11 and thereafter. If the LTA Rider is not attached to the Policy, loan interest is 3.5% in Policy Year 11 and thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured’s death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

TRANSFER PRIVILEGES

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file. We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account’s value from which the transfer will be made. If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account’s value, that percentage will be

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converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account’s value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the NYSE. An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed effective on the next Valuation Date. The Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account. We will notify You in writing of any such limitations. If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually of no more than 25% of the value of the Fixed Account at the end of the prior Policy Year or $5,000, whichever is greater. We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. The Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

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We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

•	when a new broker of record is designated for the Policy;

•	when the Owner changes;

•	when control of the Policy passes to the designated beneficiary upon the death of the Insured;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

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ACCOUNT VALUE

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account. The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor.

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually. Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Variable Sub-Accounts

We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values. On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account. Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account. Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees. The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account. A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE. The NYSE historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.

The Account Value on the Investment Start Date equals:

•	the net premium received, minus

•	the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.

The Account Value on subsequent Valuation Dates is equal to:

•	the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to a Sub-Account during the current Valuation Period, plus

•	any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

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•	any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, minus

•	that portion of any Partial Withdrawal deducted from a Sub-Account during the current Valuation Period, plus

•	any amounts transferred among the Sub-Accounts for a Policy loan, minus

•	that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to a Sub-Account during the current Valuation Period, minus

•	if a Processing Date, that portion of the Monthly Deductions charged to the Sub-Account for the Policy Month.

Net Investment Factor

The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1)	is the net result of:

•	the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the “ex-dividend” date occurs during the Valuation Period, plus or minus

•

a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

(2)	is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date, the Policy’s Account Value less Policy Debt is less than or equal to zero.

Policy termination will not occur if:

1.	You pay premium sufficient to keep the Policy in force prior to the end of the grace period;

2.	You are within the No-Lapse Guarantee Period and you have paid sufficient premium to satisfy the “minimum premium test” described below; or

3.	The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in

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force. Notice of premium due will be mailed to your last known address and the last known address of any assignee of record. We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

No-Lapse Guarantee

A No-Lapse Guarantee will eliminate the impact of poor investment performance and risk of Policy termination because the Account Value is not used to determine if lapse has occurred. If You pay sufficient premiums to satisfy the minimum premium test described below the Policy will not lapse. The length of time your No-Lapse Guarantee is in effect is called the No-Lapse Guarantee Period and is determined by the Insured’s Issue Age and the planned periodic premium You pay. The No-Lapse Guarantee Period can be as long as 20 years (depending on your state) or until the Insured attains age 80, whichever occurs first.

The annual report You receive will advise whether the premiums paid meet the minimum premium test, and, if no further premium is received, how long the No-Lapse Guarantee will last.

Minimum Premium Test

A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the “Minimum Monthly Premiums” which applied to the Policy in each Policy Month from the Policy Date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy and are determined based on the length of time of the No-Lapse Guarantee Period and the Insured’s Issue Age. If a Policy does not satisfy the minimum premium test, additional premium is required to keep the Policy in force.

Ask your financial adviser for illustrations to show how different premium funding levels for your Policy will determine the length of the No-Lapse Guarantee Period.

CHARGES AND DEDUCTIONS

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance, and the charges for any supplemental benefits.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 121.

Premium Expense Charge

We will deduct a Premium Expense Charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs. If the LTA Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%. If the LTA Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Mortality and Expense Risk Charge

This charge is for the mortality and expense risks we assume with respect to the Policy. It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month. We may realize a profit from this charge.

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If the LTA Rider is not attached to the Policy, the current Mortality and Expense Risk Charge percentage is 0.60% annually for Policy Years 1 through 5 and 0.12% annually thereafter. The Charge is guaranteed not to exceed those levels for Policies without the LTA Rider.

If the LTA Rider is attached to the Policy, the current Mortality and Expense Risk Charge is 0.00%. Should a Mortality and Expense Charge be imposed, it will not exceed 0.25% annually.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge

We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 5 Policy Years following the issuance of the Policy and the first 5 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase. Minimum and maximum Monthly Expense Charges are shown in the Fee Table. The Monthly Expense Charge is based on the Issue Age, sex and rating class of the Insured and is higher if the LTA Rider is attached to the Policy. Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs. The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. We may realize a profit from this charge. Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)	is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;

(2)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount, Supplemental Insurance, Enhanced Cash Surrender Value); and

(3)	is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as: the Monthly Cost of Insurance rate x [Total Net Amount at Risk ÷ 1000]. Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.

The Total Net Amount at Risk equals:

•	the death benefit divided by 1.00247; minus

•	your Account Value on the Processing Date prior to assessing the monthly deductions.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the Total Net Amount at Risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made. It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in Specified Face Amount. By way of example,

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assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000. The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247. The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit. To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $600,000 less $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation). So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.

Monthly Cost of Insurance Rates

The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are currently based on the length of time the Policy has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are currently based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates will, however, be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes. The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the LTA Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

Other Charges and Deductions

Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described in the section entitled “Policy Loans” above. Additionally, a flat extra charge may apply if an Insured is a substandard risk. The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company. A flat extra charge will not exceed $20.00 per $1000 of Total Net Amount at Risk. It is deducted from the Account Value on a monthly basis and covers the additional mortality risk of the Insured borne by the Company. A definition of “flat extra” is provided in Appendix A - Glossary of Terms.

Reduced Charges

We reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge. We will provide You prompt notice of any reduction. Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

SUPPLEMENTAL BENEFITS

The following supplemental benefit riders may be available in your state. Each rider is subject to certain limitations and termination provisions. Any rider charges imposed are necessary to cover the expenses borne by the Company for providing the additional benefits provided by the riders. For additional information on the riders, please ask your financial adviser.

Accelerated Benefits Rider

Under this rider, we will pay You, at your written request in a form satisfactory to us, an “accelerated benefit” if the Insured is terminally ill. An Insured is considered “terminally ill” if the Insured has a life expectancy of 12 months or less due to illness or physical condition. (This time period may be more or less in some states.)

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The accelerated benefit payment will be equal to that portion of the Policy’s death benefit requested by You, not to exceed 75% of the amount of the death benefit, subject to certain reductions. Reductions to the accelerated benefit payment vary by state and may include the following:

a.	a 12 month discount percentage which will not exceed the greater of the current yield on 90-day Treasury bills and the current maximum statutory adjustable loan interest rate;

b.	the amount of Policy Debt in excess of the Accelerated Amount; and

c.	an administrative fee of $150.

This rider automatically attaches to every Policy at no charge.

Charitable Giving Benefit Rider

Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary. The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary. The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions. The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy. The rider must be elected at issue and can be discontinued upon written request to the Company. There is no charge for this rider.

Waiver of Monthly Deductions Rider

Under this rider, we will waive the monthly deductions for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deductions for as long as the disability continues. Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions. At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Rider Face Amount. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider

Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured’s total disability commences while this rider is in force and continues for six months. You elect the stipulated amount on the application. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured’s age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force. We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment. At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge is deducted monthly from the Account Value. We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of stipulated amount. The rider charge will cease for the term the stipulated amount is being

26

paid. The rider must be elected at issue and may be discontinued upon written request to the Company. If the rider is discontinued, the rider charge will cease. The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Enhanced Cash Surrender Value Rider

This rider provides a waiver of surrender charges and thus is appropriate for policyowners who seek to preserve the ability to access cash surrender values during the surrender charge period. If this rider is attached to the Policy, there are no surrender charges applicable to partial withdrawals, full surrenders or Specified Face Amount decreases. Surrender charges will not be waived if the surrender is part of an exchange under Section 1035 of the Internal Revenue Code.

We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age, sex and rating class and multiply that factor by each $1000 of Specified Face Amount to determine the applicable charge for this rider. The rider must be elected at issue and may not be discontinued. The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected as surrender charges would already be waived by the LTA Rider.

Loan Lapse Protection Rider

This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value. Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date. The Rider Exercise Date is the earliest date on which all the following have occurred:

•	the Insured is 75 or older;

•	the Policy has been in force at least 15 years;

•	the outstanding Policy Debt is greater than the Specified Face Amount;

•	the outstanding Policy Debt equals or exceeds 96% of the Account Value;

•	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;

•	the sum of withdrawals made equals the sum of premiums paid; and

•	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt. By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

•	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;

•	The Death Benefit will be changed to equal 105% of the Account Value;

•	Monthly Deductions will cease;

•	No further premium will be accepted;

•	Specified face amount increases and decreases will no longer be permitted; and

•	All supplemental riders (other than the accelerated benefit rider) will terminate.

The rider automatically attaches to every Policy that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

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You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a qualified tax professional about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.

Long Term Accumulation Rider (“LTA” Rider)

This rider is designed for policyowners who desire high Account Values throughout the long-term life of the Policy. Consistent with that goal, they seek to heavily fund the Policy in the early Policy Years. Heavily funding the Policy in the early years provides an opportunity for longer term growth of a larger asset base. A Policy with this rider will be less costly over the longer term than a Policy without this rider because Account Values should be higher and there is currently no Mortality and Expense Risk Charge. The maximum Mortality and Expense Risk Charge is also less than the maximum Mortality and Expense Risk Charge for a Policy without this rider. The absence or reduction in the Mortality and Expense Risk Charge partially offsets the other higher charges, described below, which is expected but not guaranteed to be positive or to far exceed the costs of this rider.

Under this rider, surrender charges under the Policy will be waived and an asset credit will be paid on the Asset Credit Date and each policy anniversary thereafter. The Asset Credit Date is the 16th policy anniversary. The Asset Credit Date is shown in the Policy.

The asset credit will be paid if the Policy’s persistency, mortality experience and expense assumptions are at least as favorable as that assumed by the Company on the Issue Date. It is calculated as a percentage of Account Value less Policy Debt. There is no guaranteed minimum asset credit. There is no separate charge for this rider but attachment of the rider to the Policy changes the Premium Expense Charge, Monthly Cost of Insurance Charge, Monthly Mortality and Expense Risk Charge and the Monthly Expense Charge.

The Premium Expense Charge and Monthly Expense Charge are significantly higher for a Policy with this rider. Although this rider contemplates a long-term investment, it also provides less costly access to cash surrender values in the early Policy Years by virtue of the net effect of the waiver of the surrender charge outweighing the higher Premium Expense Charge and Monthly Expense Charge. In the first three Policy Years, the impact to net premium and Account Value is less than the reduction to Cash Surrender Value should a surrender occur during the surrender charge period and surrender charges were not waived. Thereafter, the Premium Expense Charge and Monthly Expense Charge impact to net premium and Account Value is greater than any reduction to Cash Surrender Value due to an imposition of surrender charges.

Please see the Fee Table to determine how charges vary with rider attachment. The rider must be elected at issue and may not be discontinued. If You elect the rider, You may not elect the Enhanced Cash Surrender Value Rider.

Although both the Enhanced Cash Surrender Value Rider and the LTA Rider waive surrender charges, they differ in core benefit provided. The LTA Rider’s core benefit is on the potential asset credit that may be paid in Policy Years 16 and thereafter. Thus, the Enhanced Cash Surrender Value Rider is for policyowners who may wish to access cash surrender values in the early Policy Years and the LTA Rider is for policyowners who anticipate retaining assets under the Policy over the long term. In addition, a policyowner should not elect the LTA Rider if his/her focus is more on death benefit protection and there is anticipation of minimally funding the Policy over several years. In that instance, the Enhanced Cash Surrender Value Rider would be a better rider election.

Supplemental Insurance Rider

This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life (“base policy”) coverage. The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider. Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.

By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy. If this rider is combined with base policy

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coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy. Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.

For Policies with an Investment Start Date on or after January 26, 2009, and if approved by your state insurance regulator, You may choose to schedule increases in the Supplemental Insurance Rider Face Amount at time of Policy application. No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect. Further, no deterioration in the Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation. The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy. You must have elected death benefit option A to have this rider and elect scheduled increases. If You have elected scheduled increases and change from death benefit option A, further scheduled increases will be cancelled. If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Rider Face Amount, future scheduled increases will be cancelled.

The No-Lapse Guarantee will apply to this rider for five years and not for the No-Lapse Guarantee Period on the base policy, if longer. This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 121. Base policy coverage will continue beyond Attained Age 121 provided there is cash value in the Policy when the Insured reaches Attained Age 121. If a key objective is application of the No-Lapse Guarantee to insurance coverage under both the base Policy and this rider for a long period of time, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age and rating class. The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes. The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the rider if the LTA Rider also attaches to the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

You may discontinue this rider upon written request to the Company. If discontinued, the rider charge will cease.

Travel Assistance Endorsement

This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

•	Medical Consultation and Evaluation

•	Hospital Admission Guarantee

•	Emergency Evacuation

•	Critical Care Monitoring

•	Medically Supervised Repatriation

•	Prescription Assistance

•	Emergency Message Transmission

•	Emergency Trauma Counseling

•	Transportation to Join Patient

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•	Care for Minor Children

•	Legal and Interpreter Referrals

•	Return of Mortal Remains

“Covered Persons” are defined as:

(a)	For a Policy which is not trust-owned, the Insured and their dependents.

(b)	For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

The endorsement automatically attaches to every Policy and is provided at no charge. Ask your financial adviser for the brochure that provides additional detail about the Endorsement.

Termination of Policy

The Policy will terminate on the earlier of the date we receive (in Good Order) your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You:

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

•	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Policy in force is the amount necessary to meet the minimum premium test. Any Policy Debt at the time the Policy terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy’s incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners;

•

an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

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In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may:

•	transfer ownership to a new owner;

•	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a beneficiary;

•	exercise all other rights in the Policy;

•	increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;

•	change the death benefit option, subject to the other provisions of the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation. When You want to change or revoke a prior beneficiary designation, You have to specify that action. You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, You must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

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OTHER POLICY PROVISIONS

Addition, Deletion or Substitution of Investments

We may decide to add new Variable Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate amendments to the Policy to reflect the substitution.

Entire Contract

Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration

Financial advisers do not have any authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification

Upon notice to You, we may modify the Policy if such a modification:

•	is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in written form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

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Misstatement of Age or Sex (Non-Unisex Policy)

If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

Misstatement discovered at death - The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

Misstatement discovered prior to death - Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide

If the Insured, whether sane or insane, commits suicide within two years after the Policy’s Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals. If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

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Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii)  under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is

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issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2016-63.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account. You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

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The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

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The term “Investment in the Policy” means:

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The Tax Cuts and Jobs Act of 2017 Tax §13,521 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.

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A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax. Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

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Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2019, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,400,000 and 40%, respectively.

The potential application of these taxes and the uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Loan Lapse Protection Rider

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a qualified tax professional about the tax risks inherent in exercising the Loan Lapse Protection Rider.

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Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”) pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium. Target Premium varies based on the Insured’s Issue Age, sex and rating class. Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten. Commissions will not exceed 3% on premiums received in excess of ten Target Premiums. Commissions will not exceed 2% on premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium. Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten Target Premiums, 3% of premiums received in excess of ten Target Premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the

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Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2017, 2018, and 2019, $93,276, $65,912, and $58,304, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

VOTING RIGHTS

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders’ meeting. We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from policyowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

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We will vote shares held in each Variable Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Variable Sub-Account for which instructions are received. Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund. We will determine the number as of a date we choose, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against business interruption and/or cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, interruptions of service

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resulting from natural disasters, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Policy transactions, including the processing of orders, impact our ability to calculate Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the Funds and the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds will always be able to avoid cyber security risks.

In addition, we are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID- 19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Policy-related transactions, including orders from Policy owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate the Variable Accumulation Unit values, or have other possible negative impacts. There can be no assurance that we, our service providers, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

The COVID-19 pandemic to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health-focused safety measures across the United States and in other countries. Some of these responses may increase the risk to the Company and the Variable Account of cyber security breaches or other forms of business disruption in ways that are currently unpredictable. Although we continually make efforts to identify and reduce our exposure to these risks, there is considerable uncertainty around both the severity and duration of the COVID-19 outbreak and, for that reason, the future financial and other impacts of the pandemic on the Company cannot reasonably be estimated at this time.

from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Policy transactions, including the processing of orders, impact our ability to calculate Unit Values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Variable Account, Delaware Life Insurance Company, the mutual fund investment options and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A - GLOSSARY OF TERMS

Account Value: The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Policy. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Business Day: Any day that we are open for business.

Cash Value: Account Value less any surrender charges.

Cash Surrender Value: The Cash Value decreased by the balance of any outstanding Policy Debt.

Class: The risk and underwriting classification of the Insured.

Due Proof: Such evidence as we may reasonably require in order to establish that a benefit is due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our general account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Total Net Amount at Risk.

Fund: A mutual fund portfolio in which a Variable Sub-Account invests.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Initial Premium: The amount necessary to put the coverage in force. Generally, this is two Minimum Monthly Premiums. The Initial Premium is shown in the Policy.

Insured: The person on whose life a Policy is issued.

Investment Start Date: The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date: The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium: The Initial Premium is two Minimum Monthly Premiums. The Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Policy Date.

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Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount provided by the Policy and for the Waiver of Monthly Deductions rider, Payment of Stipulated Amount rider, Supplemental Insurance rider and Enhanced Cash Surrender Benefit rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge: The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Guarantee Period: The term when the Policy will not terminate if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured’s age. It may vary in length by state but may not exceed 20 years.

Policy: The form issued by Delaware Life Insurance Company and is a contract between the policyowner and the Company.

Policy Application: The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date: The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Policy Debt: The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month: A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk: The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.

Policy Proceeds: The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year: A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Premium Expense Charge: A percentage charge deducted from each premium payment.

Processing Date: The first Valuation Date on or next following a Monthly Anniversary Day.

Rider Net Amount at Risk: The Rider Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Rider.

Service Office: Delaware Life Insurance Company, P.O. Box 758581, Topeka, Kansas 66675-8581 or such other address as we may hereafter specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request as specified in the Policy.

Sub-Accounts: Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

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Target Premium: An amount of premium specified as such in the Policy, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Total Net Amount at Risk: The Policy Net Amount at Risk plus the Rider Net Amount at Risk.

Unit: A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value: The value of each Unit of assets in a Variable Sub-Account.

Valuation Date: Any day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life Variable Account I.

Variable Sub-Accounts: Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You: The owner of the Policy.

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APPENDIX B - TABLE OF DEATH BENEFIT PERCENTAGES

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

47

The SAI includes additional information about Delaware Life Variable Account I and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-877-253-2323.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-143354

Investment Company Act. File No. 811-09137

48

PART B

STATEMENT OF ADDITIONAL INFORMATION

PRIME

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT I

April 29, 2020

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Prime Variable Universal Life Insurance prospectus, dated April 29, 2020. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at P.O. Box 758581, Topeka, Kansas 66675-8581 or calling 1-877-253-2323.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

The immediate corporate parent of Delaware Life Insurance Company is Group One Thousand One, LLC. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

Delaware Life Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

ADMINISTRATION OF THE POLICY

In 2015, we engaged se2, llc (“se2”), a leading third-party provider of policy administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Policies. Administrative functions performed by se2 include maintaining the books and records of the Variable Account and the Sub-Accounts, processing Applications, maintaining Policy records and other information necessary to the administration and operation of the Policy, processing Premium Payments, transfers, loans and withdrawals, issuing Policies, administering payments, providing confirmations, and providing customer service. The compensation paid to se2 is based on the number of Policies to which they provide these administrative services.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account I as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who

2

are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium. Target Premium varies based on the Insured’s age, sex and rating class. Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten. Commissions will not exceed 3% on premiums received in excess of ten Target Premiums. Commissions will not exceed 2% on any premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium. Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten target premiums, 3% of premiums received in excess of ten target premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

3

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2017, 2018, and 2019, were approximately $570,352, $447,373, and $431,463, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangements. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the Long Term Accumulation Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.

Premium Expense Charge. We will deduct a charge from each premium payment upon receipt. Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs. If the Long Term Accumulation Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%. If the Long Term Accumulation Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become

4

effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

Variable Account I

Financial Statements as of and for the Year Ended December 31, 2019 and Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2019

Page(s)

Report of Independent Registered Public Accounting Firm ..........................................................................................	1-3
Financial Statements
Statements of Assets and Liabilities.....................................................................................................................................	4-8

Statements of Operations......................................................................................................................................................9-43

Statements of Changes in Net Assets..................................................................................................................................44-95

Notes to the Financial Statements.....................................................................................................................................96-125

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account I:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account I indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account I as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)	Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)	Invesco V.I. International Growth Fund I Sub-Account (A21) (1)
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84) (1)
AB VPS International Value Portfolio (Class B) Sub-Account (A98) (1)	Invesco V.I. Small Cap Equity Fund I Sub-Account (I76) (1)
Alger Growth & Income Portfolio I-2 Sub-Account (A55) (1)	M Capital Appreciation Fund Sub-Account (MB0) (1)
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)	M International Equity Fund Sub-Account (MB1) (1)
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)	M Large Cap Growth Value Fund Sub-Account (MB5) (1)
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-
Account (308) (1)	M Large Cap Value Fund Sub-Account (MA9) (1)
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301) (1)	(1)
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)
(1)	MFS VIT Total Return Series Initial Class Sub-Account (M07) (1)
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-
Account (309) (1)	MFS VIT Total Return Series Service Class Sub-Account (M35) (1)
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-
Account (306) (1)	MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303) (1)	MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account
(302) (1)	MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account
(305) (1)	MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)
American Funds Insurance Series International Fund Class 2 Sub-Account (300)
(1)	MFS VIT I Research Series Initial Class Sub-Account (M33) (1)
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)	MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)
(1)	MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37) (1)	MFS VIT I Value Series Initial Class Sub-Account (M83) (1)
DWS Small Cap Index VIP Class B Sub-Account (D55) (1)	MFS VIT I Value Series Service Class Sub-Account (M08) (1)
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)
DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)	(1)
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-
Account (D18) (1)	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92) (1)
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29) (1)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15) (1)	MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2) (1)
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F14) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21) (1)	MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26) (1)	MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7) (1)	(MD6) (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)	MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account	MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-
(FM8) (1)	Account (MB8) (1)
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23) (1)	MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (MF4) (1)
First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8) (1)
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) (1)	(1)
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)	MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5) (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)	MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0) (1)
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)	Account (V43) (1)
Franklin Templeton U.S. Government Securities VIP Fund Class 2 Sub-Account	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I Sub-Account (O01)
(T29) (1)	(1)
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub-Account (O19)
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30) (1)	(1)
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32) (1)	Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) (1)
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-Account (521) (1)	Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account (O21) (1)
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-
Goldman Sachs International Equity Insights Fund I Class Sub-Account (G33) (1)	Account (P10) (1)
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)
PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-
Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)	Account (PK9) (1)
Invesco V.I. American Value Fund Series II Sub-Account (V35) (1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)
Invesco V.I. Comstock Fund Series II Sub-Account (V13) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)
Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)	T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307) (1)
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11) (1)	Wanger USA Sub-Account (W42) (1)

(1) Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018.

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

2

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Delaware Life Variable Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Delaware Life Variable Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 27, 2020

We have served as the auditor of one or more of the subaccounts of Delaware Life Variable Account I since 2013.

PricewaterhouseCoopers LLP, CITYPLACE I 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241-7000, www.pwc.com/us

3

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

			Assets		Liabilities
			Investments at
	Shares	Cost	fair value	Total Assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account
(AL1)	9,667	$104,710	$97,638	$97,638	$-	$97,638
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account
(A70)	2,616	51,715	84,210	84,210	-	84,210
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	164,736	4,559,952	4,902,547	4,902,547	-	4,902,547
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	11,367	159,034	161,863	161,863	-	161,863
Alger Growth & Income Portfolio I-2 Sub-Account (A55)	6,940	131,903	149,768	149,768	-	149,768
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	38,375	787,901	870,718	870,718	-	870,718
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	12,303	335,044	352,980	352,980	-	352,980
American Funds Insurance Series Blue Chip Income Growth Fund Class
2 Sub-Account (308)	106,473	1,395,724	1,425,679	1,425,679	-	1,425,679
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	27,234	296,357	300,116	300,116	-	300,116
American Funds Insurance Series Global Growth Fund Class 2 Sub-
Account (304)	18,963	490,300	611,373	611,373	-	611,373
American Funds Insurance Series Global Growth Income Fund Class 2
Sub-Account (309)	30,433	398,755	483,584	483,584	-	483,584
American Funds Insurance Series Global Small Capitalization Fund
Class 2 Sub-Account (306)	19,261	436,956	501,160	501,160	-	501,160
American Funds Insurance Series Growth Fund Class 2 Sub-Account
(303)	21,476	1,564,385	1,730,338	1,730,338	-	1,730,338
American Funds Insurance Series Growth Income Fund Class 2 Sub-
Account (302)	13,866	620,422	694,424	694,424	-	694,424
American Funds Insurance Series High Income Bond Fund Class 2 Sub-
Account (305)	27,028	268,771	262,175	262,175	-	262,175
American Funds Insurance Series International Fund Class 2 Sub-
Account (300)	182,507	3,670,210	3,792,487	3,792,487	-	3,792,487
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	119,408	1,652,941	1,729,029	1,729,029	-	1,729,029
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-
Account (C60)	21,287	289,500	454,706	454,706	-	454,706
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37)	46,499	1,171,339	1,073,658	1,073,658	-	1,073,658
DWS Small Cap Index VIP Class B Sub-Account (D55)	301,700	4,737,670	5,119,839	5,119,839	-	5,119,839
DWS Small Mid Cap Value VIP Class A Sub-Account (S61)	176,653	2,774,405	2,418,386	2,418,386	-	2,418,386
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial
Shares Sub-Account (D18) ¹	185,524	3,552,573	3,458,167	3,458,167	-	3,458,167
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	59,670	1,047,240	1,134,917	1,134,917	-	1,134,917
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	42,259	1,342,365	1,525,566	1,525,566	-	1,525,566
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	228,182	6,894,007	8,433,609	8,433,609	-	8,433,609
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account
(F15)	3,189	43,049	44,392	44,392	-	44,392
Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account
(F14)	4,659	55,361	70,766	70,766	-	70,766
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	43,384	2,599,933	3,414,324	3,414,324	-	3,414,324
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	56,498	12,011,625	17,874,272	17,874,272	-	17,874,272
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	61,951	13,889,991	19,770,919	19,770,919	-	19,770,919
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	74,057	2,270,676	2,351,286	2,351,286	-	2,351,286
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-
Account (FM8)	4,639,116	4,639,116	4,639,116	4,639,116	-	4,639,116
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	259,605	4,661,404	5,978,707	5,978,707	-	5,978,707
First Eagle Overseas Variable Fund Sub-Account (FE3)	68,809	1,824,021	1,771,832	1,771,832	-	1,771,832
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	317,262	4,648,406	4,419,461	4,419,461	-	4,419,461
Franklin Templeton Allocation VIP Fund Class 2 Sub-Account (FE6) ¹	4,002	26,474	27,255	27,255	-	27,255
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	156,060	1,889,353	1,701,060	1,701,060	-	1,701,060
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	38,350	595,919	610,144	610,144	-	610,144
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	64,106	1,217,965	1,205,829	1,205,829	-	1,205,829
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account
(F53)	94,069	1,577,899	1,415,746	1,415,746	-	1,415,746
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account
(T28)	77,365	827,142	816,209	816,209	-	816,209
Franklin Templeton U.S. Government Securities VIP Fund Class 2 Sub-
Account (T29)	1	14	14	14	-	14
Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (G30)	16,645	159,826	152,965	152,965	-	152,965
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	19,445	309,554	315,394	315,394	-	315,394
Goldman Sachs VIT Small Cap Equity Insights Fund I Class Sub-
Account (521)	16,999	210,639	214,532	214,532	-	214,532
Goldman Sachs International Equity Insights Fund I Class Sub-Account
(G33)	28,336	250,435	232,071	232,071	-	232,071
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account
(G31)	249,028	3,936,851	4,465,071	4,465,071	-	4,465,071
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	17,550	932,044	1,178,516	1,178,516	-	1,178,516
Invesco V.I. American Value Fund Series II Sub-Account (V35)	13,711	218,393	215,816	215,816	-	215,816
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	18,242	298,518	311,762	311,762	-	311,762
Invesco V.I. Core Equity Fund I Sub-Account (A39)	31,870	1,061,209	1,113,864	1,113,864	-	1,113,864
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	36,240	642,852	631,299	631,299	-	631,299
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	75,167	1,512,530	1,434,942	1,434,942	-	1,434,942

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

			Assets		Liabilities
			Investments at
	Shares	Cost	fair value	Total Assets	Payable to Sponsor	Net Assets
Invesco V.I. International Growth Fund I Sub-Account (A21)	159,939	$5,752,536	$6,247,234	$6,247,234	-	$6,247,234
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84)	41,107	235,534	224,444	224,444	-	224,444
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	9,292	165,245	164,753	164,753	-	164,753
M Capital Appreciation Fund Sub-Account (MB0)	30,062	776,483	753,055	753,055	-	753,055
M International Equity Fund Sub-Account (MB1)	53,294	641,385	661,916	661,916	-	661,916
M Large Cap Growth Value Fund Sub-Account (MB5)	35,609	861,648	1,044,426	1,044,426	-	1,044,426
M Large Cap Value Fund Sub-Account (MA9)	39,066	487,270	500,039	500,039	-	500,039
MFS U.S. Government Money Market Portfolio Initial Class Sub-
Account (MD8)	4,016,444	4,016,444	4,016,444	4,016,444	-	4,016,444
MFS VIT Total Return Series Initial Class Sub-Account (M07)	132,474	3,021,698	3,298,603	3,298,603	-	3,298,603
MFS VIT Total Return Series Service Class Sub-Account (M35)	11,230	253,783	274,349	274,349	-	274,349
MFS VIT I Growth Series Initial Class Sub-Account (M31)	61,641	3,010,355	3,661,451	3,661,451	-	3,661,451
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	656,414	5,874,904	6,537,876	6,537,876	-	6,537,876
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	192,719	3,574,808	3,908,345	3,908,345	-	3,908,345
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	437,167	5,795,028	5,893,006	5,893,006	-	5,893,006
MFS VIT I Research Series Initial Class Sub-Account (M33)	176,865	4,670,352	5,215,751	5,215,751	-	5,215,751
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	75,264	2,423,038	2,647,797	2,647,797	-	2,647,797
MFS VIT I Utilities Series Service Class Sub-Account (M40)	6,856	197,760	236,935	236,935	-	236,935
MFS VIT I Value Series Initial Class Sub-Account (M83)	370,171	7,126,671	7,755,077	7,755,077	-	7,755,077
MFS VIT I Value Series Service Class Sub-Account (M08)	62,113	1,180,331	1,274,555	1,274,555	-	1,274,555
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-
Account (MB6)	32,959	1,565,967	1,748,785	1,748,785	-	1,748,785
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	105,895	1,188,995	1,247,447	1,247,447	-	1,247,447
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account
(MA1)	161,082	2,275,363	2,704,570	2,704,570	-	2,704,570
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account
(M92)	13,161	$197,612	$204,917	204,917	-	204,917
MFS VIT II Government Securities Portfolio I Class Sub-Account
(M96)	238,285	3,017,107	2,966,644	2,966,644	-	2,966,644
MFS VIT II Government Securities Portfolio S Class Sub-Account
(MD2)	28,672	359,844	354,961	354,961	-	354,961
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	773,669	4,498,331	4,425,388	4,425,388	-	4,425,388
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	100,958	1,400,889	1,439,655	1,439,655	-	1,439,655
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	28,127	379,952	396,863	396,863	-	396,863
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-
Account (MD6)	100,377	1,805,678	2,266,504	2,266,504	-	2,266,504
MFS VIT II Research International Portfolio S Class Sub-Account
(ME3)	13,700	208,221	229,334	229,334	-	229,334
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class
Sub-Account (MB8)	358,084	4,530,902	4,175,259	4,175,259	-	4,175,259
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-
Account (MF4)	177,439	2,015,923	2,029,894	2,029,894	-	2,029,894
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account
(MF6)	346,563	4,544,898	5,513,816	5,513,816	-	5,513,816
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account
(MF8)	257,776	3,001,402	3,075,270	3,075,270	-	3,075,270
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account
(MG0)	82,166	851,074	888,221	888,221	-	888,221
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account
(MF2)	451,745	4,615,400	4,671,046	4,671,046	-	4,671,046
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	560,502	4,723,997	4,898,787	4,898,787	-	4,898,787
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account
(MG5)	461,757	5,848,884	6,109,038	6,109,038	-	6,109,038
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account
(ME0)	96,822	974,474	903,347	903,347	-	903,347
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class
II Sub-Account (V43) ¹	26,696	320,710	337,178	337,178	-	337,178
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I Sub-
Account (O01) ¹	18,357	986,908	1,097,212	1,097,212	-	1,097,212
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series II Sub-
Account (O19) ¹	1,523	75,561	89,385	89,385	-	89,385
Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) ¹	2,769	104,795	116,141	116,141	-	116,141
Invesco Oppenheimer V.I. Main Street Fund, Series II Sub-Account
(O21) ¹	6,761	178,022	196,404	196,404	-	196,404
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class
Sub-Account (P10)	40,399	287,797	258,960	258,960	-	258,960
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-
Account (PK8)	230,717	2,979,174	3,043,160	3,043,160	-	3,043,160
PIMCO VIT Global Managed Asset Allocation Portfolio Administrative
Class Sub-Account (PK9) ¹	6,859	79,928	85,939	85,939	-	85,939
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	114,353	1,420,360	1,445,422	1,445,422	-	1,445,422
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	682,549	7,467,360	7,521,685	7,521,685	-	7,521,685
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	208,410	4,711,270	8,123,838	8,123,838	-	8,123,838
Wanger USA Sub-Account (W42)	6,990	166,575	155,604	155,604	-	155,604

1This Sub-Account had a name change in 2019. Refer to Note 1 in the Variable Account's Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

	Units	Net Assets
Net Assets:
AL1	4,221	$97,638
A70	5,383	84,210
A71	161,830	4,902,547
A98	21,441	161,863
A55	5,474	149,768
A54	23,674	870,718
A51	8,609	352,980
308	44,305	1,425,679
301	19,207	300,116
304	16,866	611,373
309	15,313	483,584
306	16,950	501,160
303	39,917	1,730,338
302	18,843	694,424
305	11,783	262,175
300	165,375	3,792,487
B18	84,918	1,729,029
C60	25,950	454,706
D37	19,804	1,073,658
D55	109,276	5,119,839
S61	66,594	2,418,386
D18	97,325	3,458,167
FD7	36,797	1,134,917
F24	64,252	1,525,566
F29	179,588	8,433,609
F15	2,458	44,392
F14	3,720	70,766
F21	104,289	3,414,324
F26	668,667	17,874,272
FM7	573,876	19,770,919
F41	108,994	2,351,286
FM8	358,066	4,639,116
F23	260,726	5,978,707
FE3	100,868	1,771,832
T20	152,917	4,419,461

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

	Units	Value
Net Assets (continued):
FE6	1,151	$27,255
F56	56,310	1,701,060
F59	32,544	610,144
F54	67,833	1,205,829
F53	57,490	1,415,746
T28	47,476	816,209
T29	1	14
G30	5,873	152,965
G32	8,215	315,394
521	4,932	214,532
G33	15,724	232,071
G31	142,522	4,465,071
V15	44,281	1,178,516
V35	7,395	215,816
V13	14,004	311,762
A39	50,485	1,113,864
V11	24,603	631,299
IB1	41,390	1,434,942
A21	240,405	6,247,234
I84	9,690	224,444
I76	7,617	164,753
MB0	26,573	753,055
MB1	65,779	661,916
MB5	34,798	1,044,426
MA9	25,241	500,039
MD8	390,577	4,016,444
M07	204,842	3,298,603
M35	17,184	274,349
M31	116,216	3,661,451
MF1	214,854	6,537,876
M05	149,038	3,908,345
M06	475,349	5,893,006
M33	201,681	5,215,751
M44	186,279	2,647,797
M40	17,094	236,935

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2019

	Units	Value
Net Assets (continued):
M83	325,284	$7,755,077
M08	77,009	1,274,555
MB6	53,901	1,748,785
MA0	64,566	1,247,447
MA1	263,181	2,704,570
M92	13,140	204,917
M96	143,924	2,966,644
MD2	25,750	354,961
MA6	175,385	4,425,388
M97	54,566	1,439,655
MD5	15,457	396,863
MD6	69,254	2,266,504
ME3	18,226	229,334
MB8	112,792	4,175,259
MF4	97,000	2,029,894
MF6	147,143	5,513,816
MF8	101,243	3,075,270
MG0	61,305	888,221
MF2	366,818	4,671,046
MG3	181,200	4,898,787
MG5	236,187	6,109,038
ME0	26,056	903,347
V43	7,324	337,178
O01	31,271	1,097,212
O19	3,950	89,385
O20	5,431	116,141
O21	8,205	196,404
P10	44,170	258,960
PK8	89,624	3,043,160
PK9	6,194	85,939
P06	70,047	1,445,422
P07	334,060	7,521,685
307	150,580	8,123,838
W42	5,324	155,604

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	AL1	A70	A71
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,166	$127	$47,630
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	2,166	127	47,630
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	521	1,940	327,342
Realized gain distributions	11,232	4,434	500,669
Net realized gains (losses)	11,753	6,374	828,011
Net change in unrealized appreciation (depreciation)	2,297	13,332	84,086
Net realized and change in unrealized gains (losses)	14,050	19,706	912,097
Increase (decrease) in net assets from operations	$16,216	$19,833	$959,727

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	A98	A55	A54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,248	$2,627	$-
Expenses:
Mortality and expense risk charges	-	(48)	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	1,248	2,579	-
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,228)	53,566	87,531
Realized gain distributions	-	12,669	94,081
Net realized gains (losses)	(2,228)	66,235	181,612
Net change in unrealized appreciation (depreciation)	27,183	(22,300)	51,314
Net realized and change in unrealized gains (losses)	24,955	43,935	232,926
Increase (decrease) in net assets from operations	$26,203	$46,514	$232,926

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	A51	308	301
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$27,313	$7,670
Expenses:
Mortality and expense risk charges	(25)	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	(25)	27,313	7,670
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(38,948)	11,445	(51)
Realized gain distributions	18,661	105,470	-
Net realized gains (losses)	(20,287)	116,915	(51)
Net change in unrealized appreciation (depreciation)	111,905	111,628	18,786
Net realized and change in unrealized gains (losses)	91,618	228,543	18,735
Increase (decrease) in net assets from operations	$91,593	$255,856	$26,405

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	304	309	306
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,227	$8,515	$729
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	6,227	8,515	729
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,535	3,635	1,523
Realized gain distributions	30,465	21,563	28,720
Net realized gains (losses)	33,000	25,198	30,243
Net change in unrealized appreciation (depreciation)	124,472	81,832	90,274
Net realized and change in unrealized gains (losses)	157,472	107,030	120,517
Increase (decrease) in net assets from operations	$163,699	$115,545	$121,246

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	303	302	305
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11,636	$11,132	$16,141
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	11,636	11,132	16,141
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	44,639	6,952	(153)
Realized gain distributions	167,965	76,391	-
Net realized gains (losses)	212,604	83,343	(153)
Net change in unrealized appreciation (depreciation)	157,012	69,054	13,026
Net realized and change in unrealized gains (losses)	369,616	152,397	12,873
Increase (decrease) in net assets from operations	$381,252	$163,529	$29,014

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	300	B18	C60
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$50,927	$21,223	$-
Expenses:
Mortality and expense risk charges	-	(66)	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	50,927	21,157	-
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(41,166)	4,176	114,302
Realized gain distributions	87,107	67,009	-
Net realized gains (losses)	45,941	71,185	114,302
Net change in unrealized appreciation (depreciation)	661,344	186,977	51,633
Net realized and change in unrealized gains (losses)	707,285	258,162	165,935
Increase (decrease) in net assets from operations	$758,212	$279,319	$165,935

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	D37	D55	S61
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,611	$37,062	$16,735
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	5,611	37,062	16,735
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(53,167)	128,286	(22,346)
Realized gain distributions	54,772	410,402	166,175
Net realized gains (losses)	1,605	538,688	143,829
Net change in unrealized appreciation (depreciation)	252,781	452,913	274,618
Net realized and change in unrealized gains (losses)	254,386	991,601	418,447
Increase (decrease) in net assets from operations	$259,997	$1,028,663	$435,182

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	D18	FD7	F24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$20,854	$14,123	$3,091
Expenses:
Mortality and expense risk charges	(298)	(309)	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	20,556	13,814	3,091
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	137,152	904	(14,987)
Realized gain distributions	230,826	35,204	166,307
Net realized gains (losses)	367,978	36,108	151,320
Net change in unrealized appreciation (depreciation)	240,493	138,428	229,290
Net realized and change in unrealized gains (losses)	608,471	174,536	380,610
Increase (decrease) in net assets from operations	$629,027	$188,350	$383,701

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F29	F15	F14
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$28,416	$772	$1,167
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	28,416	772	1,167
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	311,385	4,469	897
Realized gain distributions	883,106	4,145	2,214
Net realized gains (losses)	1,194,491	8,614	3,111
Net change in unrealized appreciation (depreciation)	889,944	1,915	9,360
Net realized and change in unrealized gains (losses)	2,084,435	10,529	12,471
Increase (decrease) in net assets from operations	$2,112,851	$11,301	$13,638

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F21	F26	FM7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,185	$283,930	$345,538
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	5,185	283,930	345,538
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	285,107	578,519	1,565,090
Realized gain distributions	192,895	236,333	278,286
Net realized gains (losses)	478,002	814,852	1,843,376
Net change in unrealized appreciation (depreciation)	433,244	3,157,800	2,810,354
Net realized and change in unrealized gains (losses)	911,246	3,972,652	4,653,730
Increase (decrease) in net assets from operations	$916,431	$4,256,582	$4,999,268

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F41	FM8	F23
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$17,644	$88,518	$92,060
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	17,644	88,518	92,060
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(31,265)	-	242,186
Realized gain distributions	254,586	-	209,078
Net realized gains (losses)	223,321	-	451,264
Net change in unrealized appreciation (depreciation)	217,392	-	828,721
Net realized and change in unrealized gains (losses)	440,713	-	1,279,985
Increase (decrease) in net assets from operations	$458,357	$88,518	$1,372,045

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	FE3	T20	FE6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,434	$74,506	$902
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	5,434	74,506	902
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(16,040)	(53,698)	60
Realized gain distributions	58,914	44,472	1,662
Net realized gains (losses)	42,874	(9,226)	1,722
Net change in unrealized appreciation (depreciation)	209,280	438,509	1,918
Net realized and change in unrealized gains (losses)	252,154	429,283	3,640
Increase (decrease) in net assets from operations	$257,588	$503,789	$4,542

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F56	F59	F54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$44,606	$30,684	$20,696
Expenses:
Mortality and expense risk charges	(1)	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	44,605	30,684	20,696
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,666	(499)	(152)
Realized gain distributions	306,424	9,274	110,663
Net realized gains (losses)	316,090	8,775	110,511
Net change in unrealized appreciation (depreciation)	(135,666)	44,344	91,802
Net realized and change in unrealized gains (losses)	180,424	53,119	202,313
Increase (decrease) in net assets from operations	$225,029	$83,803	$223,009

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	F53	T28	T29
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$13,574	$33,229	$-
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	13,574	33,229	-
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(80,640)	(4,364)	(1)
Realized gain distributions	216,247	-	-
Net realized gains (losses)	135,607	(4,364)	(1)
Net change in unrealized appreciation (depreciation)	165,672	24,188	2
Net realized and change in unrealized gains (losses)	301,279	19,824	1
Increase (decrease) in net assets from operations	$314,853	$53,053	$1

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	G30	G32	521
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,173	$2,367	$996
Expenses:
Mortality and expense risk charges	(347)	(61)	(653)
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	1,826	2,306	343
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(831)	(2,716)	(7,137)
Realized gain distributions	5,197	11,103	4,381
Net realized gains (losses)	4,366	8,387	(2,756)
Net change in unrealized appreciation (depreciation)	24,675	73,067	46,685
Net realized and change in unrealized gains (losses)	29,041	81,454	43,929
Increase (decrease) in net assets from operations	$30,867	$83,760	$44,272

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	G33	G31	V15
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,424	$53,769	$-
Expenses:
Mortality and expense risk charges	(782)	(1,920)	(627)
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	4,642	51,849	(627)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(5,450)	404,193	40,397
Realized gain distributions	8	154,905	153,195
Net realized gains (losses)	(5,442)	559,098	193,592
Net change in unrealized appreciation (depreciation)	38,678	388,912	136,941
Net realized and change in unrealized gains (losses)	33,236	948,010	330,533
Increase (decrease) in net assets from operations	$37,878	$999,859	$329,906

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	V35	V13	A39
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,042	$5,122	$9,772
Expenses:
Mortality and expense risk charges	-	-	(297)
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	1,042	5,122	9,475
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(10,225)	1,952	22,662
Realized gain distributions	18,522	39,113	118,763
Net realized gains (losses)	8,297	41,065	141,425
Net change in unrealized appreciation (depreciation)	39,217	25,700	113,001
Net realized and change in unrealized gains (losses)	47,514	66,765	254,426
Increase (decrease) in net assets from operations	$48,556	$71,887	$263,901

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	V11	IB1	A21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$14,484	$26,740	$91,929
Expenses:
Mortality and expense risk charges	-	-	(1,104)
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	14,484	26,740	90,825
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(6,231)	(45,202)	136,516
Realized gain distributions	45,146	159,195	371,363
Net realized gains (losses)	38,915	113,993	507,879
Net change in unrealized appreciation (depreciation)	58,712	167,037	854,302
Net realized and change in unrealized gains (losses)	97,627	281,030	1,362,181
Increase (decrease) in net assets from operations	$112,111	$307,770	$1,453,006

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	I84	I76	MB0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$2,300
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	-	-	2,300
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(738)	1,884	(59,585)
Realized gain distributions	31,359	19,890	58,123
Net realized gains (losses)	30,621	21,774	(1,462)
Net change in unrealized appreciation (depreciation)	27,975	15,799	165,397
Net realized and change in unrealized gains (losses)	58,596	37,573	163,935
Increase (decrease) in net assets from operations	$58,596	$37,573	$166,235

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB1	MB5	MA9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$17,371	$-	$8,362
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	17,371	-	8,362
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(23,062)	28,704	(27,608)
Realized gain distributions	-	59,904	15,573
Net realized gains (losses)	(23,062)	88,608	(12,035)
Net change in unrealized appreciation (depreciation)	124,996	208,368	96,183
Net realized and change in unrealized gains (losses)	101,934	296,976	84,148
Increase (decrease) in net assets from operations	$119,305	$296,976	$92,510

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M07	MD8	M35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$72,961	$142,502	$5,714
Expenses:
Mortality and expense risk charges	(1,863)	(2,191)	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	71,098	140,311	5,714
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,929	-	1,409
Realized gain distributions	83,046	-	7,306
Net realized gains (losses)	100,975	-	8,715
Net change in unrealized appreciation (depreciation)	402,879	-	35,533
Net realized and change in unrealized gains (losses)	503,854	-	44,248
Increase (decrease) in net assets from operations	$574,952	$140,311	$49,962

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M31	MF1	M05
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-
Expenses:
Mortality and expense risk charges	(453)	(1,914)	(520)
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	(453)	(1,914)	(520)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	117,365	224,262	55,630
Realized gain distributions	285,640	692,566	564,539
Net realized gains (losses)	403,005	916,828	620,169
Net change in unrealized appreciation (depreciation)	562,082	843,584	417,271
Net realized and change in unrealized gains (losses)	965,087	1,760,412	1,037,440
Increase (decrease) in net assets from operations	$964,634	$1,758,498	$1,036,920

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M06	M33	M44
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$188,709	$39,121	$98,322
Expenses:
Mortality and expense risk charges	(1,328)	-	(807)
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	187,381	39,121	97,515
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(9,559)	187,867	(6,052)
Realized gain distributions	-	510,474	7,220
Net realized gains (losses)	(9,559)	698,341	1,168
Net change in unrealized appreciation (depreciation)	364,432	631,242	431,916
Net realized and change in unrealized gains (losses)	354,873	1,329,583	433,084
Increase (decrease) in net assets from operations	$542,254	$1,368,704	$530,599

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M40	M83	M08
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$8,400	$150,514	$22,765
Expenses:
Mortality and expense risk charges	-	(585)	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	8,400	149,929	22,765
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,206	(13,813)	11,390
Realized gain distributions	665	316,780	54,700
Net realized gains (losses)	3,871	302,967	66,090
Net change in unrealized appreciation (depreciation)	37,693	1,314,568	270,236
Net realized and change in unrealized gains (losses)	41,564	1,617,535	336,326
Increase (decrease) in net assets from operations	$49,964	$1,767,464	$359,091

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MB6	MA0	MA1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$23,757	$42,704	$9,213
Expenses:
Mortality and expense risk charges	(1,490)	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	22,267	42,704	9,213
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	44,925	(11,865)	132,203
Realized gain distributions	119,894	-	75,384
Net realized gains (losses)	164,819	(11,865)	207,587
Net change in unrealized appreciation (depreciation)	269,075	147,984	272,429
Net realized and change in unrealized gains (losses)	433,894	136,119	480,016
Increase (decrease) in net assets from operations	$456,161	$178,823	$489,229

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	M92	M96	MD2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,184	$89,174	$9,552
Expenses:
Mortality and expense risk charges	-	(295)	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	5,184	88,879	9,552
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(44)	(23,221)	(6,817)
Realized gain distributions	4,677	-	-
Net realized gains (losses)	4,633	(23,221)	(6,817)
Net change in unrealized appreciation (depreciation)	17,995	122,816	20,803
Net realized and change in unrealized gains (losses)	22,628	99,595	13,986
Increase (decrease) in net assets from operations	$27,812	$188,474	$23,538

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MA6	M97	MD5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$251,081	$16,787	$3,672
Expenses:
Mortality and expense risk charges	(431)	(116)	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	250,650	16,671	3,672
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(39,323)	34,847	8,713
Realized gain distributions	-	150,445	40,694
Net realized gains (losses)	(39,323)	185,292	49,407
Net change in unrealized appreciation (depreciation)	403,004	128,930	44,704
Net realized and change in unrealized gains (losses)	363,681	314,222	94,111
Increase (decrease) in net assets from operations	$614,331	$330,893	$97,783

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MD6	ME3	MB8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11,843	$2,570	$28,733
Expenses:
Mortality and expense risk charges	(819)	-	(285)
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	11,024	2,570	28,448
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	60,801	(202)	(2,208)
Realized gain distributions	158,214	8,943	638,240
Net realized gains (losses)	219,015	8,741	636,032
Net change in unrealized appreciation (depreciation)	404,929	38,894	327,993
Net realized and change in unrealized gains (losses)	623,944	47,635	964,025
Increase (decrease) in net assets from operations	$634,968	$50,205	$992,473

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MF4	MF6	MF8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$51,583	$192,575	$68,544
Expenses:
Mortality and expense risk charges	-	(368)	(91)
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	51,583	192,207	68,453
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(32,324)	134,190	49,158
Realized gain distributions	95,870	33,880	280,654
Net realized gains (losses)	63,546	168,070	329,812
Net change in unrealized appreciation (depreciation)	185,291	846,245	368,766
Net realized and change in unrealized gains (losses)	248,837	1,014,315	698,578
Increase (decrease) in net assets from operations	$300,420	$1,206,522	$767,031

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MG0	MF2	MG3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$14,907	$127,233	$58,403
Expenses:
Mortality and expense risk charges	(7)	(486)	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	14,900	126,747	58,403
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,678)	9,611	(9,748)
Realized gain distributions	-	-	384,691
Net realized gains (losses)	(1,678)	9,611	374,943
Net change in unrealized appreciation (depreciation)	56,386	112,720	865,409
Net realized and change in unrealized gains (losses)	54,708	122,331	1,240,352
Increase (decrease) in net assets from operations	$69,608	$249,078	$1,298,755

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	MG5	ME0	V43
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$141,603	$6,481	$-
Expenses:
Mortality and expense risk charges	(1)	(67)	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	141,602	6,414	-
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(15,197)	(60,709)	(98,244)
Realized gain distributions	391,157	126,827	182,725
Net realized gains (losses)	375,960	66,118	84,481
Net change in unrealized appreciation (depreciation)	584,286	175,434	19,716
Net realized and change in unrealized gains (losses)	960,246	241,552	104,197
Increase (decrease) in net assets from operations	$1,101,848	$247,966	$104,197

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	O01	O19	O20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$629	$-	$656
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	629	-	656
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,248	2,921	505
Realized gain distributions	99,115	7,697	14,817
Net realized gains (losses)	119,363	10,618	15,322
Net change in unrealized appreciation (depreciation)	188,506	16,271	10,034
Net realized and change in unrealized gains (losses)	307,869	26,889	25,356
Increase (decrease) in net assets from operations	$308,498	$26,889	$26,012

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	O21	P10	PK8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,439	$11,650	$139,767
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	1,439	11,650	139,767
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,500	(57,984)	(48,993)
Realized gain distributions	28,530	-	-
Net realized gains (losses)	30,030	(57,984)	(48,993)
Net change in unrealized appreciation (depreciation)	15,673	78,206	344,985
Net realized and change in unrealized gains (losses)	45,703	20,222	295,992
Increase (decrease) in net assets from operations	$47,142	$31,872	$435,759

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PK9	P06	P07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,713	$24,224	$236,155
Expenses:
Mortality and expense risk charges	-	-	-
Administrative expense and distribution charges and other	-	-	-
Net investment income (loss)	1,713	24,224	236,155
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	96	(13,450)	(109,342)
Realized gain distributions	-	-	-
Net realized gains (losses)	96	(13,450)	(109,342)
Net change in unrealized appreciation (depreciation)	10,227	109,318	481,690
Net realized and change in unrealized gains (losses)	10,323	95,868	372,348
Increase (decrease) in net assets from operations	$12,036	$120,092	$608,503

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2019

	307	W42
	Sub-Account	Sub-Account
Income:
Dividend income	$-	$358
Expenses:
Mortality and expense risk charges	-	-
Administrative expense and distribution charges and other	-	-
Net investment income (loss)	-	358
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	519,911	(57,279)
Realized gain distributions	203,369	24,246
Net realized gains (losses)	723,280	(33,033)
Net change in unrealized appreciation (depreciation)	1,220,603	115,807
Net realized and change in unrealized gains (losses)	1,943,883	82,774
Increase (decrease) in net assets from operations	$1,943,883	$83,132

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	AL1 Sub-Account		A70 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,166	$1,460	$127	$-
Net realized gains (losses)	11,753	6,540	6,374	1,797
Net change in unrealized appreciation/ depreciation	2,297	(13,408)	13,332	(9,318)
Increase (decrease) in net assets from operations	16,216	(5,408)	19,833	(7,521)
Contract Owner Transactions:
Purchase payments received	9,774	11,715	427	409
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,349)	-	1	(4)
Withdrawals, surrenders, annuitizations
and contract charges	(210)	(258)	(633)	(808)
Mortality and expense risk charges	(53)	(94)	-	-
Charges for life insurance protection and
monthly administration charge	(6,989)	(6,276)	(3,189)	(2,631)
Net increase (decrease) from contract owner transactions	1,173	5,087	(3,394)	(3,034)
Total increase (decrease) in net assets	17,389	(321)	16,439	(10,555)
Net assets at beginning of year	80,249	80,570	67,771	78,326
Net assets at end of year	$97,638	$80,249	$84,210	$67,771

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	A71 Sub-Account		A98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$47,630	$34,947	$1,248	$2,224
Net realized gains (losses)	828,011	850,958	(2,228)	603
Net change in unrealized appreciation/ depreciation	84,086	(1,151,512)	27,183	(51,405)
Increase (decrease) in net assets from operations	959,727	(265,607)	26,203	(48,578)
Contract Owner Transactions:
Purchase payments received	147,113	183,704	13,144	16,785
Transfers between Sub-Accounts
(including the Fixed Account), net	220,177	146,650	(38,032)	9,574
Withdrawals, surrenders, annuitizations
and contract charges	(260,623)	(409,048)	(4,214)	(1,490)
Mortality and expense risk charges	-	-	(31)	(80)
Charges for life insurance protection and
monthly administration charge	(218,094)	(236,731)	(3,544)	(4,205)
Net increase (decrease) from contract owner transactions	(111,427)	(315,425)	(32,677)	20,584
Total increase (decrease) in net assets	848,300	(581,032)	(6,474)	(27,994)
Net assets at beginning of year	4,054,247	4,635,279	168,337	196,331
Net assets at end of year	$4,902,547	$4,054,247	$161,863	$168,337

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	A55 Sub-Account		A54 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,579	$1,996	$-	$-
Net realized gains (losses)	66,235	10,696	181,612	204,329
Net change in unrealized appreciation/ depreciation	(22,300)	(18,139)	51,314	(266,315)
Increase (decrease) in net assets from operations	46,514	(5,447)	232,926	(61,986)
Contract Owner Transactions:
Purchase payments received	5,767	3,859	27,329	28,123
Transfers between Sub-Accounts
(including the Fixed Account), net	(9,833)	2	5,917	19,180
Withdrawals, surrenders, annuitizations
and contract charges	(346)	(3,347)	(134,133)	(98,413)
Mortality and expense risk charges	-	-	-	-
Charges for life insurance protection and
monthly administration charge	(4,256)	(3,759)	(49,444)	(36,041)
Net increase (decrease) from contract owner transactions	(8,668)	(3,245)	(150,331)	(87,151)
Total increase (decrease) in net assets	37,846	(8,692)	82,595	(149,137)
Net assets at beginning of year	111,922	120,614	788,123	937,260
Net assets at end of year	$149,768	$111,922	$870,718	$788,123

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	A51 Sub-Account		308 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(25)	$(30)	$27,313	$26,184
Net realized gains (losses)	(20,287)	23,390	116,915	122,540
Net change in unrealized appreciation/ depreciation	111,905	(95,825)	111,628	(264,036)
Increase (decrease) in net assets from operations	91,593	(72,465)	255,856	(115,312)
Contract Owner Transactions:
Purchase payments received	11,990	8,485	15,893	23,449
Transfers between Sub-Accounts
(including the Fixed Account), net	(217,304)	522,568	642	10,191
Withdrawals, surrenders, annuitizations
and contract charges	(330)	(3,581)	(5,431)	(4,638)
Mortality and expense risk charges	-	-	(2,498)	(2,759)
Charges for life insurance protection and
monthly administration charge	(8,101)	(3,924)	(59,291)	(56,694)
Net increase (decrease) from contract owner transactions	(213,745)	523,548	(50,685)	(30,451)
Total increase (decrease) in net assets	(122,152)	451,083	205,171	(145,763)
Net assets at beginning of year	475,132	24,049	1,220,508	1,366,271
Net assets at end of year	$352,980	$475,132	$1,425,679	$1,220,508

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	301 Sub-Account		304 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$7,670	$6,954	$6,227	$3,611
Net realized gains (losses)	(51)	(283)	33,000	41,673
Net change in unrealized appreciation/ depreciation	18,786	(8,660)	124,472	(91,592)
Increase (decrease) in net assets from operations	26,405	(1,989)	163,699	(46,308)
Contract Owner Transactions:
Purchase payments received	1,846	8,463	5,132	4,925
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,742)	5,454	3,437	(5,490)
Withdrawals, surrenders, annuitizations
and contract charges	(197)	-	(279)	(2,829)
Mortality and expense risk charges	(361)	(529)	(1,074)	(1,085)
Charges for life insurance protection and
monthly administration charge	(11,579)	(13,799)	(30,503)	(27,979)
Net increase (decrease) from contract owner transactions	(13,033)	(411)	(23,287)	(32,458)
Total increase (decrease) in net assets	13,372	(2,400)	140,412	(78,766)
Net assets at beginning of year	286,744	289,144	470,961	549,727
Net assets at end of year	$300,116	$286,744	$611,373	$470,961

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	309 Sub-Account		306 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$8,515	$6,558	$729	$415
Net realized gains (losses)	25,198	38,082	30,243	52,427
Net change in unrealized appreciation/ depreciation	81,832	(83,210)	90,274	(92,114)
Increase (decrease) in net assets from operations	115,545	(38,570)	121,246	(39,272)
Contract Owner Transactions:
Purchase payments received	14,487	15,372	3,167	6,989
Transfers between Sub-Accounts
(including the Fixed Account), net	8,216	(17,487)	-	3,403
Withdrawals, surrenders, annuitizations
and contract charges	(2,619)	(2,355)	(238)	(117,346)
Mortality and expense risk charges	(855)	(819)	(859)	(1,044)
Charges for life insurance protection and
monthly administration charge	(14,318)	(12,729)	(9,412)	(9,781)
Net increase (decrease) from contract owner transactions	4,911	(18,018)	(7,342)	(117,779)
Total increase (decrease) in net assets	120,456	(56,588)	113,904	(157,051)
Net assets at beginning of year	363,128	419,716	387,256	544,307
Net assets at end of year	$483,584	$363,128	$501,160	$387,256

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	303 Sub-Account		302 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$11,636	$5,633	$11,132	$10,222
Net realized gains (losses)	212,604	135,411	83,343	49,642
Net change in unrealized appreciation/ depreciation	157,012	(142,349)	69,054	(72,285)
Increase (decrease) in net assets from operations	381,252	(1,305)	163,529	(12,421)
Contract Owner Transactions:
Purchase payments received	26,089	19,152	5,265	15,941
Transfers between Sub-Accounts
(including the Fixed Account), net	236,614	18,421	(133,361)	(4,424)
Withdrawals, surrenders, annuitizations
and contract charges	(50,282)	(7,057)	-	-
Mortality and expense risk charges	(3,001)	(2,590)	(1,269)	(1,413)
Charges for life insurance protection and
monthly administration charge	(42,026)	(38,590)	(4,967)	(5,542)
Net increase (decrease) from contract owner transactions	167,394	(10,664)	(134,332)	4,562
Total increase (decrease) in net assets	548,646	(11,969)	29,197	(7,859)
Net assets at beginning of year	1,181,692	1,193,661	665,227	673,086
Net assets at end of year	$1,730,338	$1,181,692	$694,424	$665,227

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	305 Sub-Account		300 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$16,141	$14,683	$50,927	$65,906
Net realized gains (losses)	(153)	(16)	45,941	178,482
Net change in unrealized appreciation/ depreciation	13,026	(20,250)	661,344	(756,216)
Increase (decrease) in net assets from operations	29,014	(5,583)	758,212	(511,828)
Contract Owner Transactions:
Purchase payments received	6,943	11,537	41,073	31,752
Transfers between Sub-Accounts
(including the Fixed Account), net	(795)	4,661	(422,478)	194,485
Withdrawals, surrenders, annuitizations
and contract charges	-	(1)	(4,344)	(5,709)
Mortality and expense risk charges	(499)	(465)	(4,838)	(6,275)
Charges for life insurance protection and
monthly administration charge	(2,953)	(2,770)	(48,736)	(48,761)
Net increase (decrease) from contract owner transactions	2,696	12,962	(439,323)	165,492
Total increase (decrease) in net assets	31,710	7,379	318,889	(346,336)
Net assets at beginning of year	230,465	223,086	3,473,598	3,819,934
Net assets at end of year	$262,175	$230,465	$3,792,487	$3,473,598

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	B18 Sub-Account		C60 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$21,157	$15,689	$-	$-
Net realized gains (losses)	71,185	64,374	114,302	50,832
Net change in unrealized appreciation/ depreciation	186,977	(224,771)	51,633	(69,377)
Increase (decrease) in net assets from operations	279,319	(144,708)	165,935	(18,545)
Contract Owner Transactions:
Purchase payments received	57,697	50,750	22,407	22,693
Transfers between Sub-Accounts
(including the Fixed Account), net	(81,150)	(141,856)	(283,982)	(66,271)
Withdrawals, surrenders, annuitizations
and contract charges	(107,178)	(234,597)	(9,186)	(98,759)
Mortality and expense risk charges	(806)	(1,258)	(344)	(848)
Charges for life insurance protection and
monthly administration charge	(65,008)	(81,490)	(13,980)	(15,356)
Net increase (decrease) from contract owner transactions	(196,445)	(408,451)	(285,085)	(158,541)
Total increase (decrease) in net assets	82,874	(553,159)	(119,150)	(177,086)
Net assets at beginning of year	1,646,155	2,199,314	573,856	750,942
Net assets at end of year	$1,729,029	$1,646,155	$454,706	$573,856

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	D37 Sub-Account		D55 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$5,611	$2,314	$37,062	$34,929
Net realized gains (losses)	1,605	291,591	538,688	520,528
Net change in unrealized appreciation/ depreciation	252,781	(418,559)	452,913	(1,085,283)
Increase (decrease) in net assets from operations	259,997	(124,654)	1,028,663	(529,826)
Contract Owner Transactions:
Purchase payments received	24,392	29,968	43,986	44,474
Transfers between Sub-Accounts
(including the Fixed Account), net	(47,683)	(293,647)	126,078	(23,848)
Withdrawals, surrenders, annuitizations
and contract charges	(38,364)	(4,908)	(88,945)	(159,008)
Mortality and expense risk charges	-	-	(357)	(521)
Charges for life insurance protection and
monthly administration charge	(34,811)	(32,407)	(155,790)	(143,938)
Net increase (decrease) from contract owner transactions	(96,466)	(300,994)	(75,028)	(282,841)
Total increase (decrease) in net assets	163,531	(425,648)	953,635	(812,667)
Net assets at beginning of year	910,127	1,335,775	4,166,204	4,978,871
Net assets at end of year	$1,073,658	$910,127	$5,119,839	$4,166,204

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	S61 Sub-Account		D18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$16,735	$37,949	$20,556	$22,902
Net realized gains (losses)	143,829	725,390	367,978	719,357
Net change in unrealized appreciation/ depreciation	274,618	(1,167,797)	240,493	(1,346,506)
Increase (decrease) in net assets from operations	435,182	(404,458)	629,027	(604,247)
Contract Owner Transactions:
Purchase payments received	73,256	69,727	117,573	152,434
Transfers between Sub-Accounts
(including the Fixed Account), net	18,813	(516,927)	(128,390)	(41,892)
Withdrawals, surrenders, annuitizations
and contract charges	(75,711)	(274,607)	(205,239)	(350,490)
Mortality and expense risk charges	-	-	-	-
Charges for life insurance protection and
monthly administration charge	(82,972)	(86,587)	(177,572)	(193,009)
Net increase (decrease) from contract owner transactions	(66,614)	(808,394)	(393,628)	(432,957)
Total increase (decrease) in net assets	368,568	(1,212,852)	235,399	(1,037,204)
Net assets at beginning of year	2,049,818	3,262,670	3,222,768	4,259,972
Net assets at end of year	$2,418,386	$2,049,818	$3,458,167	$3,222,768

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	FD7 Sub-Account		F24 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$13,814	$10,431	$3,091	$6,847
Net realized gains (losses)	36,108	55,917	151,320	196,097
Net change in unrealized appreciation/ depreciation	138,428	(110,822)	229,290	(259,596)
Increase (decrease) in net assets from operations	188,350	(44,474)	383,701	(56,652)
Contract Owner Transactions:
Purchase payments received	44,785	85,194	48,885	53,578
Transfers between Sub-Accounts
(including the Fixed Account), net	77,321	258,259	(80,512)	15,613
Withdrawals, surrenders, annuitizations
and contract charges	48,072	(45,163)	(62,276)	(534,547)
Mortality and expense risk charges	(447)	(783)	(875)	(1,470)
Charges for life insurance protection and
monthly administration charge	(38,969)	(54,617)	(38,954)	(46,918)
Net increase (decrease) from contract owner transactions	130,762	242,890	(133,732)	(513,744)
Total increase (decrease) in net assets	319,112	198,416	249,969	(570,396)
Net assets at beginning of year	815,805	617,389	1,275,597	1,845,993
Net assets at end of year	$1,134,917	$815,805	$1,525,566	$1,275,597

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F29 Sub-Account		F15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$28,416	$48,623	$772	$1,032
Net realized gains (losses)	1,194,491	1,525,291	8,614	43,027
Net change in unrealized appreciation/ depreciation	889,944	(2,011,947)	1,915	(46,587)
Increase (decrease) in net assets from operations	2,112,851	(438,033)	11,301	(2,528)
Contract Owner Transactions:
Purchase payments received	157,374	167,963	5,893	7,155
Transfers between Sub-Accounts
(including the Fixed Account), net	(216,690)	(570,062)	-	(336,396)
Withdrawals, surrenders, annuitizations
and contract charges	(232,883)	(756,540)	(42,939)	(672)
Mortality and expense risk charges	-	-	(15)	(159)
Charges for life insurance protection and
monthly administration charge	(293,676)	(264,934)	(2,199)	(8,294)
Net increase (decrease) from contract owner transactions	(585,875)	(1,423,573)	(39,260)	(338,366)
Total increase (decrease) in net assets	1,526,976	(1,861,606)	(27,959)	(340,894)
Net assets at beginning of year	6,906,633	8,768,239	72,351	413,245
Net assets at end of year	$8,433,609	$6,906,633	$44,392	$72,351

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F14 Sub-Account		F21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,167	$705	$5,185	$4,833
Net realized gains (losses)	3,111	2,373	478,002	803,879
Net change in unrealized appreciation/ depreciation	9,360	(7,984)	433,244	(802,409)
Increase (decrease) in net assets from operations	13,638	(4,906)	916,431	6,303
Contract Owner Transactions:
Purchase payments received	3,884	3,794	73,728	92,884
Transfers between Sub-Accounts
(including the Fixed Account), net	2	(13)	(333,880)	198,647
Withdrawals, surrenders, annuitizations
and contract charges	(631)	(818)	(91,335)	(294,825)
Mortality and expense risk charges	-	-	-	-
Charges for life insurance protection and
monthly administration charge	(2,226)	(2,005)	(98,427)	(78,723)
Net increase (decrease) from contract owner transactions	1,029	958	(449,914)	(82,017)
Total increase (decrease) in net assets	14,667	(3,948)	466,517	(75,714)
Net assets at beginning of year	56,099	60,047	2,947,807	3,023,521
Net assets at end of year	$70,766	$56,099	$3,414,324	$2,947,807

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F26 Sub-Account		FM7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$283,930	$242,898	$345,538	$330,180
Net realized gains (losses)	814,852	1,984,871	1,843,376	1,003,965
Net change in unrealized appreciation/ depreciation	3,157,800	(2,672,200)	2,810,354	(2,135,833)
Increase (decrease) in net assets from operations	4,256,582	(444,431)	4,999,268	(801,688)
Contract Owner Transactions:
Purchase payments received	231,221	198,855	529,033	560,184
Transfers between Sub-Accounts
(including the Fixed Account), net	50,444	(2,801,219)	134,739	362,833
Withdrawals, surrenders, annuitizations
and contract charges	(199,973)	(196,458)	(1,685,927)	(699,483)
Mortality and expense risk charges	(15,798)	(19,975)	-	-
Charges for life insurance protection and
monthly administration charge	(207,217)	(233,925)	(994,298)	(914,600)
Net increase (decrease) from contract owner transactions	(141,323)	(3,052,722)	(2,016,453)	(691,066)
Total increase (decrease) in net assets	4,115,259	(3,497,153)	2,982,815	(1,492,754)
Net assets at beginning of year	13,759,013	17,256,166	16,788,104	18,280,858
Net assets at end of year	$17,874,272	$13,759,013	$19,770,919	$16,788,104

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F41 Sub-Account		FM8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$17,644	$7,903	$88,518	$58,676
Net realized gains (losses)	223,321	215,337	-	-
Net change in unrealized appreciation/ depreciation	217,392	(479,452)	-	-
Increase (decrease) in net assets from operations	458,357	(256,212)	88,518	58,676
Contract Owner Transactions:
Purchase payments received	67,581	61,020	694,718	600,469
Transfers between Sub-Accounts
(including the Fixed Account), net	409,334	(45,450)	5,680	1,662,315
Withdrawals, surrenders, annuitizations
and contract charges	(87,658)	(358,568)	(378,531)	(469,235)
Mortality and expense risk charges	(1,209)	(1,614)	-	-
Charges for life insurance protection and
monthly administration charge	(50,737)	(40,310)	(641,843)	(583,314)
Net increase (decrease) from contract owner transactions	337,311	(384,922)	(319,976)	1,210,235
Total increase (decrease) in net assets	795,668	(641,134)	(231,458)	1,268,911
Net assets at beginning of year	1,555,618	2,196,752	4,870,574	3,601,663
Net assets at end of year	$2,351,286	$1,555,618	$4,639,116	$4,870,574

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F23 Sub-Account		FE3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$92,060	$88,757	$5,434	$36,236
Net realized gains (losses)	451,264	86,195	42,874	89,006
Net change in unrealized appreciation/ depreciation	828,721	(1,088,106)	209,280	(349,360)
Increase (decrease) in net assets from operations	1,372,045	(913,154)	257,588	(224,118)
Contract Owner Transactions:
Purchase payments received	212,026	250,599	88,451	104,793
Transfers between Sub-Accounts
(including the Fixed Account), net	(212,565)	87,789	80,455	(817,477)
Withdrawals, surrenders, annuitizations
and contract charges	(366,526)	(274,234)	(89,751)	(147,846)
Mortality and expense risk charges	-	-	(1,168)	(2,824)
Charges for life insurance protection and
monthly administration charge	(238,728)	(231,451)	(52,602)	(57,193)
Net increase (decrease) from contract owner transactions	(605,793)	(167,297)	25,385	(920,547)
Total increase (decrease) in net assets	766,252	(1,080,451)	282,973	(1,144,665)
Net assets at beginning of year	5,212,455	6,292,906	1,488,859	2,633,524
Net assets at end of year	$5,978,707	$5,212,455	$1,771,832	$1,488,859

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	T20 Sub-Account		FE6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$74,506	$138,524	$902	$4,804
Net realized gains (losses)	(9,226)	(16,594)	1,722	3,961
Net change in unrealized appreciation/ depreciation	438,509	(934,135)	1,918	(12,069)
Increase (decrease) in net assets from operations	503,789	(812,205)	4,542	(3,304)
Contract Owner Transactions:
Purchase payments received	176,936	199,388	117	113
Transfers between Sub-Accounts
(including the Fixed Account), net	5,026	(123,626)	-	-
Withdrawals, surrenders, annuitizations
and contract charges	(219,110)	(407,543)	(168)	(132,805)
Mortality and expense risk charges	-	-	-	(213)
Charges for life insurance protection and
monthly administration charge	(222,202)	(220,890)	(187)	(1,061)
Net increase (decrease) from contract owner transactions	(259,350)	(552,671)	(238)	(133,966)
Total increase (decrease) in net assets	244,439	(1,364,876)	4,304	(137,270)
Net assets at beginning of year	4,175,022	5,539,898	22,951	160,221
Net assets at end of year	$4,419,461	$4,175,022	$27,255	$22,951

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F56 Sub-Account		F59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$44,605	$34,706	$30,684	$26,312
Net realized gains (losses)	316,090	186,268	8,775	(106)
Net change in unrealized appreciation/ depreciation	(135,666)	(483,891)	44,344	(49,731)
Increase (decrease) in net assets from operations	225,029	(262,917)	83,803	(23,525)
Contract Owner Transactions:
Purchase payments received	69,881	62,166	14,148	19,561
Transfers between Sub-Accounts
(including the Fixed Account), net	20,177	16,737	7,327	11,799
Withdrawals, surrenders, annuitizations
and contract charges	(43,404)	(46,457)	(1,884)	(17,458)
Mortality and expense risk charges	(61)	(66)	(461)	(583)
Charges for life insurance protection and
monthly administration charge	(76,739)	(71,988)	(13,810)	(13,423)
Net increase (decrease) from contract owner transactions	(30,146)	(39,608)	5,320	(104)
Total increase (decrease) in net assets	194,883	(302,525)	89,123	(23,629)
Net assets at beginning of year	1,506,177	1,808,702	521,021	544,650
Net assets at end of year	$1,701,060	$1,506,177	$610,144	$521,021

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	F54 Sub-Account		F53 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$20,696	$26,612	$13,574	$12,613
Net realized gains (losses)	110,511	52,840	135,607	220,006
Net change in unrealized appreciation/ depreciation	91,802	(178,412)	165,672	(413,011)
Increase (decrease) in net assets from operations	223,009	(98,960)	314,853	(180,392)
Contract Owner Transactions:
Purchase payments received	34,493	33,959	43,296	53,881
Transfers between Sub-Accounts
(including the Fixed Account), net	3,057	11,545	(86,658)	17,106
Withdrawals, surrenders, annuitizations
and contract charges	(8,052)	(92,198)	(81,301)	(75,389)
Mortality and expense risk charges	(795)	(1,005)	(1,320)	(1,597)
Charges for life insurance protection and
monthly administration charge	(37,253)	(35,700)	(32,147)	(34,676)
Net increase (decrease) from contract owner transactions	(8,550)	(83,399)	(158,130)	(40,675)
Total increase (decrease) in net assets	214,459	(182,359)	156,723	(221,067)
Net assets at beginning of year	991,370	1,173,729	1,259,023	1,480,090
Net assets at end of year	$1,205,829	$991,370	$1,415,746	$1,259,023

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	T28 Sub-Account		T29 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$33,229	$22,733	$-	$1
Net realized gains (losses)	(4,364)	(38,758)	(1)	(1)
Net change in unrealized appreciation/ depreciation	24,188	(693)	2	-
Increase (decrease) in net assets from operations	53,053	(16,718)	1	-
Contract Owner Transactions:
Purchase payments received	18,148	13,808	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	132,518	36,067	-	-
Withdrawals, surrenders, annuitizations
and contract charges	(18,171)	(311,641)	1	(1)
Mortality and expense risk charges	(751)	(1,077)	-	-
Charges for life insurance protection and
monthly administration charge	(18,336)	(18,258)	(6)	(5)
Net increase (decrease) from contract owner transactions	113,408	(281,101)	(5)	(6)
Total increase (decrease) in net assets	166,461	(297,819)	(4)	(6)
Net assets at beginning of year	649,748	947,567	18	24
Net assets at end of year	$816,209	$649,748	$14	$18

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	G30 Sub-Account		G32 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,826	$937	$2,306	$4,156
Net realized gains (losses)	4,366	233	8,387	41,100
Net change in unrealized appreciation/ depreciation	24,675	(6,842)	73,067	(76,666)
Increase (decrease) in net assets from operations	30,867	(5,672)	83,760	(31,410)
Contract Owner Transactions:
Purchase payments received	4,732	7,651	1,080	1,037
Transfers between Sub-Accounts
(including the Fixed Account), net	3,034	(124,845)	(15,700)	(2,428)
Withdrawals, surrenders, annuitizations
and contract charges	(23)	(3,243)	(26,473)	(39,275)
Mortality and expense risk charges	-	-	-	-
Charges for life insurance protection and
monthly administration charge	(4,439)	(4,173)	(6,196)	(6,142)
Net increase (decrease) from contract owner transactions	3,304	(124,610)	(47,289)	(46,808)
Total increase (decrease) in net assets	34,171	(130,282)	36,471	(78,218)
Net assets at beginning of year	118,794	249,076	278,923	357,141
Net assets at end of year	$152,965	$118,794	$315,394	$278,923

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	521 Sub-Account		G33 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$343	$195	$4,642	$3,813
Net realized gains (losses)	(2,756)	49,325	(5,442)	77,143
Net change in unrealized appreciation/ depreciation	46,685	(64,505)	38,678	(128,794)
Increase (decrease) in net assets from operations	44,272	(14,985)	37,878	(47,838)
Contract Owner Transactions:
Purchase payments received	6,467	7,729	22,633	24,355
Transfers between Sub-Accounts
(including the Fixed Account), net	(5,759)	(32,854)	(24,588)	(51,326)
Withdrawals, surrenders, annuitizations
and contract charges	(23,905)	(5,539)	(4,017)	(24,845)
Mortality and expense risk charges	-	-	-	-
Charges for life insurance protection and
monthly administration charge	(5,946)	(7,266)	(18,281)	(24,449)
Net increase (decrease) from contract owner transactions	(29,143)	(37,930)	(24,253)	(76,265)
Total increase (decrease) in net assets	15,129	(52,915)	13,625	(124,103)
Net assets at beginning of year	199,403	252,318	218,446	342,549
Net assets at end of year	$214,532	$199,403	$232,071	$218,446

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	G31 Sub-Account		V15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$51,849	$58,976	$(627)	$(660)
Net realized gains (losses)	559,098	887,713	193,592	117,698
Net change in unrealized appreciation/ depreciation	388,912	(1,233,571)	136,941	(142,042)
Increase (decrease) in net assets from operations	999,859	(286,882)	329,906	(25,004)
Contract Owner Transactions:
Purchase payments received	138,576	141,438	23,831	25,651
Transfers between Sub-Accounts
(including the Fixed Account), net	(656,153)	(7,785)	(546)	697
Withdrawals, surrenders, annuitizations
and contract charges	(265,335)	(145,466)	(50,430)	(71,881)
Mortality and expense risk charges	-	-	-	-
Charges for life insurance protection and
monthly administration charge	(161,394)	(176,077)	(40,196)	(38,895)
Net increase (decrease) from contract owner transactions	(944,306)	(187,890)	(67,341)	(84,428)
Total increase (decrease) in net assets	55,553	(474,772)	262,565	(109,432)
Net assets at beginning of year	4,409,518	4,884,290	915,951	1,025,383
Net assets at end of year	$4,465,071	$4,409,518	$1,178,516	$915,951

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V35 Sub-Account		V13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,042	$514	$5,122	$5,245
Net realized gains (losses)	8,297	30,716	41,065	42,993
Net change in unrealized appreciation/ depreciation	39,217	(63,866)	25,700	(92,650)
Increase (decrease) in net assets from operations	48,556	(32,636)	71,887	(44,412)
Contract Owner Transactions:
Purchase payments received	8,515	10,199	13,084	21,008
Transfers between Sub-Accounts
(including the Fixed Account), net	(36,019)	(23,108)	(82,803)	(11,386)
Withdrawals, surrenders, annuitizations
and contract charges	(137)	(798)	(588)	(6,568)
Mortality and expense risk charges	(16)	(15)	(492)	(538)
Charges for life insurance protection and
monthly administration charge	(8,529)	(6,911)	(5,479)	(6,393)
Net increase (decrease) from contract owner transactions	(36,186)	(20,633)	(76,278)	(3,877)
Total increase (decrease) in net assets	12,370	(53,269)	(4,391)	(48,289)
Net assets at beginning of year	203,446	256,715	316,153	364,442
Net assets at end of year	$215,816	$203,446	$311,762	$316,153

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	A39 Sub-Account		V11 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$9,475	$9,222	$14,484	$12,855
Net realized gains (losses)	141,425	83,118	38,915	27,931
Net change in unrealized appreciation/ depreciation	113,001	(190,222)	58,712	(102,800)
Increase (decrease) in net assets from operations	263,901	(97,882)	112,111	(62,014)
Contract Owner Transactions:
Purchase payments received	18,154	26,496	11,978	12,931
Transfers between Sub-Accounts
(including the Fixed Account), net	(539)	7,087	2,856	9,952
Withdrawals, surrenders, annuitizations
and contract charges	(73,317)	(13,077)	(44,780)	(5,385)
Mortality and expense risk charges	(367)	(539)	(275)	(300)
Charges for life insurance protection and
monthly administration charge	(33,326)	(34,837)	(24,776)	(27,053)
Net increase (decrease) from contract owner transactions	(89,395)	(14,870)	(54,997)	(9,855)
Total increase (decrease) in net assets	174,506	(112,752)	57,114	(71,869)
Net assets at beginning of year	939,358	1,052,110	574,185	646,054
Net assets at end of year	$1,113,864	$939,358	$631,299	$574,185

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	IB1 Sub-Account		A21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$26,740	$32,179	$90,825	$146,164
Net realized gains (losses)	113,993	91,828	507,879	738,256
Net change in unrealized appreciation/ depreciation	167,037	(327,789)	854,302	(2,054,979)
Increase (decrease) in net assets from operations	307,770	(203,782)	1,453,006	(1,170,559)
Contract Owner Transactions:
Purchase payments received	32,738	45,332	200,928	296,939
Transfers between Sub-Accounts
(including the Fixed Account), net	(10,105)	(76,107)	(173,627)	(1,641,842)
Withdrawals, surrenders, annuitizations
and contract charges	(91,566)	(415,954)	(279,813)	(1,074,969)
Mortality and expense risk charges	-	-	(493)	(2,526)
Charges for life insurance protection and
monthly administration charge	(60,015)	(75,547)	(273,712)	(375,522)
Net increase (decrease) from contract owner transactions	(128,948)	(522,276)	(526,717)	(2,797,920)
Total increase (decrease) in net assets	178,822	(726,058)	926,289	(3,968,479)
Net assets at beginning of year	1,256,120	1,982,178	5,320,945	9,289,424
Net assets at end of year	$1,434,942	$1,256,120	$6,247,234	$5,320,945

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	I84 Sub-Account		I76 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	30,621	34,561	21,774	19,986
Net change in unrealized appreciation/ depreciation	27,975	(38,306)	15,799	(44,118)
Increase (decrease) in net assets from operations	58,596	(3,745)	37,573	(24,132)
Contract Owner Transactions:
Purchase payments received	-	(126)	-	(103)
Transfers between Sub-Accounts
(including the Fixed Account), net	8	2	1,011	352
Withdrawals, surrenders, annuitizations
and contract charges	(553)	(50,881)	(14,497)	(27,202)
Mortality and expense risk charges	-	-	-	-
Charges for life insurance protection and
monthly administration charge	(6,224)	(5,983)	(5,048)	(5,214)
Net increase (decrease) from contract owner transactions	(6,769)	(56,988)	(18,534)	(32,167)
Total increase (decrease) in net assets	51,827	(60,733)	19,039	(56,299)
Net assets at beginning of year	172,617	233,350	145,714	202,013
Net assets at end of year	$224,444	$172,617	$164,753	$145,714

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB0 Sub-Account		MB1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,300	$1,989	$17,371	$10,429
Net realized gains (losses)	(1,462)	132,813	(23,062)	16,604
Net change in unrealized appreciation/ depreciation	165,397	(224,635)	124,996	(183,412)
Increase (decrease) in net assets from operations	166,235	(89,833)	119,305	(156,379)
Contract Owner Transactions:
Purchase payments received	28,126	22,953	16,280	27,402
Transfers between Sub-Accounts
(including the Fixed Account), net	29,241	(22,270)	(2,301)	12,449
Withdrawals, surrenders, annuitizations
and contract charges	(13,942)	(67,130)	(58,167)	(312,187)
Mortality and expense risk charges	-	-	-	-
Charges for life insurance protection and
monthly administration charge	(19,377)	(16,482)	(25,604)	(28,163)
Net increase (decrease) from contract owner transactions	24,048	(82,929)	(69,792)	(300,499)
Total increase (decrease) in net assets	190,283	(172,762)	49,513	(456,878)
Net assets at beginning of year	562,772	735,534	612,403	1,069,281
Net assets at end of year	$753,055	$562,772	$661,916	$612,403

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB5 Sub-Account		MA9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$8,362	$7,256
Net realized gains (losses)	88,608	209,548	(12,035)	36,802
Net change in unrealized appreciation/ depreciation	208,368	(226,752)	96,183	(104,286)
Increase (decrease) in net assets from operations	296,976	(17,204)	92,510	(60,228)
Contract Owner Transactions:
Purchase payments received	32,162	29,102	22,113	24,968
Transfers between Sub-Accounts
(including the Fixed Account), net	(14,622)	(39,029)	(2,729)	(10,450)
Withdrawals, surrenders, annuitizations
and contract charges	(94,398)	(302,049)	(37,735)	(1,163)
Mortality and expense risk charges	-	-	-	-
Charges for life insurance protection and
monthly administration charge	(37,442)	(31,579)	(14,622)	(13,680)
Net increase (decrease) from contract owner transactions	(114,300)	(343,555)	(32,973)	(325)
Total increase (decrease) in net assets	182,676	(360,759)	59,537	(60,553)
Net assets at beginning of year	861,750	1,222,509	440,502	501,055
Net assets at end of year	$1,044,426	$861,750	$500,039	$440,502

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M07 Sub-Account		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$71,098	$70,399	$140,311	$75,876
Net realized gains (losses)	100,975	163,221	-	-
Net change in unrealized appreciation/ depreciation	402,879	(414,963)	-	-
Increase (decrease) in net assets from operations	574,952	(181,343)	140,311	75,876
Contract Owner Transactions:
Purchase payments received	92,627	99,059	625,797	378,426
Transfers between Sub-Accounts
(including the Fixed Account), net	(32,741)	(52,186)	2,843,342	9,692,244
Withdrawals, surrenders, annuitizations
and contract charges	(117,867)	(191,334)	(12,014,684)	(167,525)
Mortality and expense risk charges	-	-	(11,295)	(7,550)
Charges for life insurance protection and
monthly administration charge	(133,538)	(124,765)	(361,779)	(319,606)
Net increase (decrease) from contract owner transactions	(191,519)	(269,226)	(8,918,619)	9,575,989
Total increase (decrease) in net assets	383,433	(450,569)	(8,778,308)	9,651,865
Net assets at beginning of year	2,915,170	3,365,739	12,794,752	3,142,887
Net assets at end of year	$3,298,603	$2,915,170	$4,016,444	$12,794,752

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M35 Sub-Account		M31 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$5,714	$5,441	$(453)	$3,140
Net realized gains (losses)	8,715	12,967	403,005	716,461
Net change in unrealized appreciation/ depreciation	35,533	(34,758)	562,082	(493,067)
Increase (decrease) in net assets from operations	49,962	(16,350)	964,634	226,534
Contract Owner Transactions:
Purchase payments received	9,376	16,274	101,393	117,846
Transfers between Sub-Accounts
(including the Fixed Account), net	(30,997)	4,414	386,790	(814,116)
Withdrawals, surrenders, annuitizations
and contract charges	(9,700)	(1,247)	(144,808)	(478,859)
Mortality and expense risk charges	(220)	(340)	(810)	(1,950)
Charges for life insurance protection and
monthly administration charge	(7,296)	(7,062)	(122,908)	(172,892)
Net increase (decrease) from contract owner transactions	(38,837)	12,039	219,657	(1,349,971)
Total increase (decrease) in net assets	11,125	(4,311)	1,184,291	(1,123,437)
Net assets at beginning of year	263,224	267,535	2,477,160	3,600,597
Net assets at end of year	$274,349	$263,224	$3,661,451	$2,477,160

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF1 Sub-Account		M05 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(1,914)	$(2,036)	$(520)	$(552)
Net realized gains (losses)	916,828	1,703,338	620,169	563,081
Net change in unrealized appreciation/ depreciation	843,584	(1,399,500)	417,271	(583,288)
Increase (decrease) in net assets from operations	1,758,498	301,802	1,036,920	(20,759)
Contract Owner Transactions:
Purchase payments received	103,216	88,835	64,005	83,306
Transfers between Sub-Accounts
(including the Fixed Account), net	16,833	(1,419,917)	457,203	(1,123,748)
Withdrawals, surrenders, annuitizations
and contract charges	(330,163)	(226,619)	(49,957)	(397,466)
Mortality and expense risk charges	(1,622)	(2,878)	(504)	(597)
Charges for life insurance protection and
monthly administration charge	(224,553)	(203,294)	(138,264)	(133,005)
Net increase (decrease) from contract owner transactions	(436,289)	(1,763,873)	332,483	(1,571,510)
Total increase (decrease) in net assets	1,322,209	(1,462,071)	1,369,403	(1,592,269)
Net assets at beginning of year	5,215,667	6,677,738	2,538,942	4,131,211
Net assets at end of year	$6,537,876	$5,215,667	$3,908,345	$2,538,942

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M06 Sub-Account		M33 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$187,381	$203,007	$39,121	$34,733
Net realized gains (losses)	(9,559)	(73,577)	698,341	749,750
Net change in unrealized appreciation/ depreciation	364,432	(215,416)	631,242	(957,921)
Increase (decrease) in net assets from operations	542,254	(85,986)	1,368,704	(173,438)
Contract Owner Transactions:
Purchase payments received	219,600	200,425	131,407	106,668
Transfers between Sub-Accounts
(including the Fixed Account), net	(73,279)	(384,339)	111,431	(178,482)
Withdrawals, surrenders, annuitizations
and contract charges	(351,175)	(750,971)	(526,762)	(358,117)
Mortality and expense risk charges	(5,017)	(6,550)	(129)	(203)
Charges for life insurance protection and
monthly administration charge	(198,794)	(199,514)	(192,515)	(177,373)
Net increase (decrease) from contract owner transactions	(408,665)	(1,140,949)	(476,568)	(607,507)
Total increase (decrease) in net assets	133,589	(1,226,935)	892,136	(780,945)
Net assets at beginning of year	5,759,417	6,986,352	4,323,615	5,104,560
Net assets at end of year	$5,893,006	$5,759,417	$5,215,751	$4,323,615

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M44 Sub-Account		M40 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$97,515	$22,122	$8,400	$1,998
Net realized gains (losses)	1,168	(19,768)	3,871	(3,430)
Net change in unrealized appreciation/ depreciation	431,916	14,405	37,693	3,458
Increase (decrease) in net assets from operations	530,599	16,759	49,964	2,026
Contract Owner Transactions:
Purchase payments received	67,553	66,529	13,736	14,521
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,486)	147,073	(34,018)	(6,687)
Withdrawals, surrenders, annuitizations
and contract charges	1,030	(80,095)	(12,009)	(6,910)
Mortality and expense risk charges	-	-	(281)	(312)
Charges for life insurance protection and
monthly administration charge	(75,696)	(66,362)	(9,080)	(11,485)
Net increase (decrease) from contract owner transactions	(11,599)	67,145	(41,652)	(10,873)
Total increase (decrease) in net assets	519,000	83,904	8,312	(8,847)
Net assets at beginning of year	2,128,797	2,044,893	228,623	237,470
Net assets at end of year	$2,647,797	$2,128,797	$236,935	$228,623

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M83 Sub-Account		M08 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$149,929	$111,935	$22,765	$26,058
Net realized gains (losses)	302,967	638,126	66,090	159,508
Net change in unrealized appreciation/ depreciation	1,314,568	(1,409,083)	270,236	(363,867)
Increase (decrease) in net assets from operations	1,767,464	(659,022)	359,091	(178,301)
Contract Owner Transactions:
Purchase payments received	221,976	220,635	32,706	43,840
Transfers between Sub-Accounts
(including the Fixed Account), net	412,186	(455,637)	(549,733)	(38,011)
Withdrawals, surrenders, annuitizations
and contract charges	(315,153)	(412,160)	(30,144)	(625,983)
Mortality and expense risk charges	(1,165)	(2,329)	(625)	(2,149)
Charges for life insurance protection and
monthly administration charge	(331,081)	(321,884)	(33,088)	(35,776)
Net increase (decrease) from contract owner transactions	(13,237)	(971,375)	(580,884)	(658,079)
Total increase (decrease) in net assets	1,754,227	(1,630,397)	(221,793)	(836,380)
Net assets at beginning of year	6,000,850	7,631,247	1,496,348	2,332,728
Net assets at end of year	$7,755,077	$6,000,850	$1,274,555	$1,496,348

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MB6 Sub-Account		MA0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$22,267	$27,389	$42,704	$48,822
Net realized gains (losses)	164,819	225,151	(11,865)	1,044
Net change in unrealized appreciation/ depreciation	269,075	(407,111)	147,984	(96,240)
Increase (decrease) in net assets from operations	456,161	(154,571)	178,823	(46,374)
Contract Owner Transactions:
Purchase payments received	47,930	63,514	30,558	41,936
Transfers between Sub-Accounts
(including the Fixed Account), net	(78,146)	(15,104)	(278,537)	105,775
Withdrawals, surrenders, annuitizations
and contract charges	(467,131)	(93,180)	(60,179)	(14,802)
Mortality and expense risk charges	-	-	(1,906)	(1,996)
Charges for life insurance protection and
monthly administration charge	(56,666)	(73,742)	(38,063)	(43,001)
Net increase (decrease) from contract owner transactions	(554,013)	(118,512)	(348,127)	87,912
Total increase (decrease) in net assets	(97,852)	(273,083)	(169,304)	41,538
Net assets at beginning of year	1,846,637	2,119,720	1,416,751	1,375,213
Net assets at end of year	$1,748,785	$1,846,637	$1,247,447	$1,416,751

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA1 Sub-Account		M92 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$9,213	$3,882	$5,184	$1,144
Net realized gains (losses)	207,587	302,142	4,633	10,390
Net change in unrealized appreciation/ depreciation	272,429	(752,976)	17,995	(22,489)
Increase (decrease) in net assets from operations	489,229	(446,952)	27,812	(10,955)
Contract Owner Transactions:
Purchase payments received	52,387	54,468	2,629	4,584
Transfers between Sub-Accounts
(including the Fixed Account), net	(249,109)	(470,215)	(13,213)	(10,474)
Withdrawals, surrenders, annuitizations
and contract charges	(49,205)	(345,739)	(2)	(2,415)
Mortality and expense risk charges	(2,567)	(4,840)	(405)	(431)
Charges for life insurance protection and
monthly administration charge	(50,874)	(59,885)	(19,393)	(17,918)
Net increase (decrease) from contract owner transactions	(299,368)	(826,211)	(30,384)	(26,654)
Total increase (decrease) in net assets	189,861	(1,273,163)	(2,572)	(37,609)
Net assets at beginning of year	2,514,709	3,787,872	207,489	245,098
Net assets at end of year	$2,704,570	$2,514,709	$204,917	$207,489

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	M96 Sub-Account		MD2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$88,879	$100,132	$9,552	$12,661
Net realized gains (losses)	(23,221)	(32,944)	(6,817)	(2,613)
Net change in unrealized appreciation/ depreciation	122,816	(53,127)	20,803	(9,136)
Increase (decrease) in net assets from operations	188,474	14,061	23,538	912
Contract Owner Transactions:
Purchase payments received	143,266	177,016	23,131	34,607
Transfers between Sub-Accounts
(including the Fixed Account), net	(27,624)	158,871	(6,071)	16,055
Withdrawals, surrenders, annuitizations
and contract charges	(47,977)	(330,669)	(97,185)	(10,905)
Mortality and expense risk charges	-	-	(281)	(402)
Charges for life insurance protection and
monthly administration charge	(159,221)	(183,097)	(17,853)	(18,903)
Net increase (decrease) from contract owner transactions	(91,556)	(177,879)	(98,259)	20,452
Total increase (decrease) in net assets	96,918	(163,818)	(74,721)	21,364
Net assets at beginning of year	2,869,726	3,033,544	429,682	408,318
Net assets at end of year	$2,966,644	$2,869,726	$354,961	$429,682

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MA6 Sub-Account		M97 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$250,650	$286,737	$16,671	$14,569
Net realized gains (losses)	(39,323)	(93,466)	185,292	151,522
Net change in unrealized appreciation/ depreciation	403,004	(335,650)	128,930	(302,086)
Increase (decrease) in net assets from operations	614,331	(142,379)	330,893	(135,995)
Contract Owner Transactions:
Purchase payments received	163,778	209,406	40,949	57,252
Transfers between Sub-Accounts
(including the Fixed Account), net	(150,612)	(492,996)	126,227	309,292
Withdrawals, surrenders, annuitizations
and contract charges	(251,674)	(526,713)	(237,389)	(168,929)
Mortality and expense risk charges	(1,373)	(2,042)	-	-
Charges for life insurance protection and
monthly administration charge	(256,709)	(282,200)	(47,989)	(61,062)
Net increase (decrease) from contract owner transactions	(496,590)	(1,094,545)	(118,202)	136,553
Total increase (decrease) in net assets	117,741	(1,236,924)	212,691	558
Net assets at beginning of year	4,307,647	5,544,571	1,226,964	1,226,406
Net assets at end of year	$4,425,388	$4,307,647	$1,439,655	$1,226,964

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MD5 Sub-Account		MD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$3,672	$4,912	$11,024	$9,241
Net realized gains (losses)	49,407	87,038	219,015	209,280
Net change in unrealized appreciation/ depreciation	44,704	(131,881)	404,929	(188,735)
Increase (decrease) in net assets from operations	97,783	(39,931)	634,968	29,786
Contract Owner Transactions:
Purchase payments received	11,975	15,179	46,338	47,786
Transfers between Sub-Accounts
(including the Fixed Account), net	(75,546)	47,559	243,239	(227,933)
Withdrawals, surrenders, annuitizations
and contract charges	(3,810)	(198,692)	(60,497)	(92,882)
Mortality and expense risk charges	(378)	(634)	-	-
Charges for life insurance protection and
monthly administration charge	(19,565)	(21,487)	(61,364)	(56,409)
Net increase (decrease) from contract owner transactions	(87,324)	(158,075)	167,716	(329,438)
Total increase (decrease) in net assets	10,459	(198,006)	802,684	(299,652)
Net assets at beginning of year	386,404	584,410	1,463,820	1,763,472
Net assets at end of year	$396,863	$386,404	$2,266,504	$1,463,820

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	ME3 Sub-Account		MB8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$2,570	$2,403	$28,448	$47,439
Net realized gains (losses)	8,741	30,189	636,032	467,104
Net change in unrealized appreciation/ depreciation	38,894	(70,394)	327,993	(798,959)
Increase (decrease) in net assets from operations	50,205	(37,802)	992,473	(284,416)
Contract Owner Transactions:
Purchase payments received	9,922	15,460	95,710	135,091
Transfers between Sub-Accounts
(including the Fixed Account), net	6,818	(611,317)	(546,356)	(829,077)
Withdrawals, surrenders, annuitizations
and contract charges	(2,081)	(8,676)	(154,984)	(79,675)
Mortality and expense risk charges	(260)	(236)	(1,230)	(2,099)
Charges for life insurance protection and
monthly administration charge	(9,968)	(15,630)	(139,922)	(150,139)
Net increase (decrease) from contract owner transactions	4,431	(620,399)	(746,782)	(925,899)
Total increase (decrease) in net assets	54,636	(658,201)	245,691	(1,210,315)
Net assets at beginning of year	174,698	832,899	3,929,568	5,139,883
Net assets at end of year	$229,334	$174,698	$4,175,259	$3,929,568

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF4 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$51,583	$49,715	$192,207	$188,511
Net realized gains (losses)	63,546	87,474	168,070	118,856
Net change in unrealized appreciation/ depreciation	185,291	(195,752)	846,245	(448,239)
Increase (decrease) in net assets from operations	300,420	(58,563)	1,206,522	(140,872)
Contract Owner Transactions:
Purchase payments received	31,108	61,062	144,770	161,770
Transfers between Sub-Accounts
(including the Fixed Account), net	(575)	(18,443)	51,003	36,690
Withdrawals, surrenders, annuitizations
and contract charges	(320,754)	(209,963)	(212,950)	(196,313)
Mortality and expense risk charges	(3,169)	(3,723)	(1,017)	(1,271)
Charges for life insurance protection and
monthly administration charge	(39,165)	(46,752)	(158,493)	(147,469)
Net increase (decrease) from contract owner transactions	(332,555)	(217,819)	(176,687)	(146,593)
Total increase (decrease) in net assets	(32,135)	(276,382)	1,029,835	(287,465)
Net assets at beginning of year	2,062,029	2,338,411	4,483,981	4,771,446
Net assets at end of year	$2,029,894	$2,062,029	$5,513,816	$4,483,981

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF8 Sub-Account		MG0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$68,453	$64,005	$14,900	$17,275
Net realized gains (losses)	329,812	245,635	(1,678)	(19,243)
Net change in unrealized appreciation/ depreciation	368,766	(474,525)	56,386	(42,979)
Increase (decrease) in net assets from operations	767,031	(164,885)	69,608	(44,947)
Contract Owner Transactions:
Purchase payments received	146,834	187,699	24,460	32,837
Transfers between Sub-Accounts
(including the Fixed Account), net	(26,838)	(8,719)	(4,362)	(136,597)
Withdrawals, surrenders, annuitizations
and contract charges	(779,525)	(138,524)	(33,146)	(7,850)
Mortality and expense risk charges	(1,652)	(1,869)	(1,131)	(1,428)
Charges for life insurance protection and
monthly administration charge	(130,882)	(161,159)	(21,379)	(23,929)
Net increase (decrease) from contract owner transactions	(792,063)	(122,572)	(35,558)	(136,967)
Total increase (decrease) in net assets	(25,032)	(287,457)	34,050	(181,914)
Net assets at beginning of year	3,100,302	3,387,759	854,171	1,036,085
Net assets at end of year	$3,075,270	$3,100,302	$888,221	$854,171

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MF2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$126,747	$107,903	$58,403	$55,251
Net realized gains (losses)	9,611	(13,360)	374,943	408,090
Net change in unrealized appreciation/ depreciation	112,720	(28,270)	865,409	(989,214)
Increase (decrease) in net assets from operations	249,078	66,273	1,298,755	(525,873)
Contract Owner Transactions:
Purchase payments received	234,905	267,020	173,612	173,128
Transfers between Sub-Accounts
(including the Fixed Account), net	(411,481)	(69,030)	(434,476)	(903,503)
Withdrawals, surrenders, annuitizations
and contract charges	(229,346)	(215,471)	(296,437)	(633,674)
Mortality and expense risk charges	(502)	(1,619)	(803)	(2,724)
Charges for life insurance protection and
monthly administration charge	(254,607)	(263,235)	(163,950)	(157,816)
Net increase (decrease) from contract owner transactions	(661,031)	(282,335)	(722,054)	(1,524,589)
Total increase (decrease) in net assets	(411,953)	(216,062)	576,701	(2,050,462)
Net assets at beginning of year	5,082,999	5,299,061	4,322,086	6,372,548
Net assets at end of year	$4,671,046	$5,082,999	$4,898,787	$4,322,086

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	MG5 Sub-Account		ME0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$141,602	$117,909	$6,414	$7,236
Net realized gains (losses)	375,960	280,925	66,118	225,723
Net change in unrealized appreciation/ depreciation	584,286	(595,092)	175,434	(371,553)
Increase (decrease) in net assets from operations	1,101,848	(196,258)	247,966	(138,594)
Contract Owner Transactions:
Purchase payments received	196,616	223,577	25,422	53,277
Transfers between Sub-Accounts
(including the Fixed Account), net	133,068	(2,857)	(249,782)	265,920
Withdrawals, surrenders, annuitizations
and contract charges	(231,295)	(551,080)	(6,376)	(290,821)
Mortality and expense risk charges	(3,506)	(4,480)	(440)	(641)
Charges for life insurance protection and
monthly administration charge	(169,874)	(174,790)	(31,962)	(55,613)
Net increase (decrease) from contract owner transactions	(74,991)	(509,630)	(263,138)	(27,878)
Total increase (decrease) in net assets	1,026,857	(705,888)	(15,172)	(166,472)
Net assets at beginning of year	5,082,181	5,788,069	918,519	1,084,991
Net assets at end of year	$6,109,038	$5,082,181	$903,347	$918,519

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	V43 Sub-Account		O01 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$629	$3,258
Net realized gains (losses)	84,481	137,088	119,363	101,715
Net change in unrealized appreciation/ depreciation	19,716	(63,226)	188,506	(151,620)
Increase (decrease) in net assets from operations	104,197	73,862	308,498	(46,647)
Contract Owner Transactions:
Purchase payments received	18,876	19,450	26,845	29,728
Transfers between Sub-Accounts
(including the Fixed Account), net	(22,832)	10,730	(51,155)	(4,812)
Withdrawals, surrenders, annuitizations
and contract charges	(17,874)	(215,477)	(19,004)	(54,800)
Mortality and expense risk charges	(327)	(528)	-	-
Charges for life insurance protection and
monthly administration charge	(22,033)	(16,474)	(37,756)	(33,390)
Net increase (decrease) from contract owner transactions	(44,190)	(202,299)	(81,070)	(63,274)
Total increase (decrease) in net assets	60,007	(128,437)	227,428	(109,921)
Net assets at beginning of year	277,171	405,608	869,784	979,705
Net assets at end of year	$337,178	$277,171	$1,097,212	$869,784

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	O19 Sub-Account		O20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$656	$675
Net realized gains (losses)	10,618	9,560	15,322	7,265
Net change in unrealized appreciation/ depreciation	16,271	(13,519)	10,034	(19,995)
Increase (decrease) in net assets from operations	26,889	(3,959)	26,012	(12,055)
Contract Owner Transactions:
Purchase payments received	1,353	3,116	4,155	2,637
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,628)	(136)	11,060	7,080
Withdrawals, surrenders, annuitizations
and contract charges	(19,592)	(21,968)	(1,424)	(1,809)
Mortality and expense risk charges	(78)	(131)	(23)	(28)
Charges for life insurance protection and
monthly administration charge	(857)	(1,185)	(988)	(963)
Net increase (decrease) from contract owner transactions	(20,802)	(20,304)	12,780	6,917
Total increase (decrease) in net assets	6,087	(24,263)	38,792	(5,138)
Net assets at beginning of year	83,298	107,561	77,349	82,487
Net assets at end of year	$89,385	$83,298	$116,141	$77,349

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	O21 Sub-Account		P10 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$1,439	$1,441	$11,650	$7,029
Net realized gains (losses)	30,030	15,977	(57,984)	(48,829)
Net change in unrealized appreciation/ depreciation	15,673	(30,329)	78,206	(4,304)
Increase (decrease) in net assets from operations	47,142	(12,911)	31,872	(46,104)
Contract Owner Transactions:
Purchase payments received	7,449	8,298	22,474	25,680
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,279)	92	(47,309)	(30,035)
Withdrawals, surrenders, annuitizations
and contract charges	(323)	(1,213)	(14,990)	(2,629)
Mortality and expense risk charges	(75)	(158)	(296)	(476)
Charges for life insurance protection and
monthly administration charge	(2,929)	(2,929)	(17,965)	(19,822)
Net increase (decrease) from contract owner transactions	1,843	4,090	(58,086)	(27,282)
Total increase (decrease) in net assets	48,985	(8,821)	(26,214)	(73,386)
Net assets at beginning of year	147,419	156,240	285,174	358,560
Net assets at end of year	$196,404	$147,419	$258,960	$285,174

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	PK8 Sub-Account		PK9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$139,767	$157,573	$1,713	$1,196
Net realized gains (losses)	(48,993)	(92,888)	96	5,714
Net change in unrealized appreciation/ depreciation	344,985	(271,079)	10,227	(10,752)
Increase (decrease) in net assets from operations	435,759	(206,394)	12,036	(3,842)
Contract Owner Transactions:
Purchase payments received	137,873	161,709	8,465	4,272
Transfers between Sub-Accounts
(including the Fixed Account), net	(321,883)	(533,948)	(655)	674
Withdrawals, surrenders, annuitizations
and contract charges	(185,765)	(463,465)	(27)	(25)
Mortality and expense risk charges	(1,037)	(2,266)	(111)	(98)
Charges for life insurance protection and
monthly administration charge	(140,991)	(149,366)	(2,025)	(1,770)
Net increase (decrease) from contract owner transactions	(511,803)	(987,336)	5,647	3,053
Total increase (decrease) in net assets	(76,044)	(1,193,730)	17,683	(789)
Net assets at beginning of year	3,119,204	4,312,934	68,256	69,045
Net assets at end of year	$3,043,160	$3,119,204	$85,939	$68,256

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	P06 Sub-Account		P07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$24,224	$40,187	$236,155	$200,327
Net realized gains (losses)	(13,450)	(63,917)	(109,342)	(10,316)
Net change in unrealized appreciation/ depreciation	109,318	(9,988)	481,690	(242,560)
Increase (decrease) in net assets from operations	120,092	(33,718)	608,503	(52,549)
Contract Owner Transactions:
Purchase payments received	91,672	89,415	414,154	545,392
Transfers between Sub-Accounts
(including the Fixed Account), net	(79,897)	(128,206)	483,407	128,862
Withdrawals, surrenders, annuitizations
and contract charges	(66,471)	(86,702)	(753,950)	(1,018,013)
Mortality and expense risk charges	-	-	(11)	(15)
Charges for life insurance protection and
monthly administration charge	(109,655)	(99,779)	(513,886)	(574,144)
Net increase (decrease) from contract owner transactions	(164,351)	(225,272)	(370,286)	(917,918)
Total increase (decrease) in net assets	(44,259)	(258,990)	238,217	(970,467)
Net assets at beginning of year	1,489,681	1,748,671	7,283,468	8,253,935
Net assets at end of year	$1,445,422	$1,489,681	$7,521,685	$7,283,468

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	307 Sub-Account		W42 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$-	$-	$358	$411
Net realized gains (losses)	723,280	723,650	(33,033)	95,527
Net change in unrealized appreciation/ depreciation	1,220,603	(580,147)	115,807	(101,256)
Increase (decrease) in net assets from operations	1,943,883	143,503	83,132	(5,318)
Contract Owner Transactions:
Purchase payments received	166,389	194,375	5,617	6,265
Transfers between Sub-Accounts
(including the Fixed Account), net	79,418	277,558	(303,140)	(1,336)
Withdrawals, surrenders, annuitizations
and contract charges	(437,671)	(266,435)	(227)	(859)
Mortality and expense risk charges	-	-	(88)	(672)
Charges for life insurance protection and
monthly administration charge	(285,562)	(274,268)	(2,530)	(3,990)
Net increase (decrease) from contract owner transactions	(477,426)	(68,770)	(300,368)	(592)
Total increase (decrease) in net assets	1,466,457	74,733	(217,236)	(5,910)
Net assets at beginning of year	6,657,381	6,582,648	372,840	378,750
Net assets at end of year	$8,123,838	$6,657,381	$155,604	$372,840

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account I (the "Variable Account") is a separate account of Delaware Life Insurance Company (the

"Sponsor"). The Variable Account was established on August 25, 1999 as a funding vehicle for the variable portion of Futurity Variable Universal Life ("VUL") contracts, Futurity Protector VUL contracts, Futurity Protector II VUL contracts, Futurity Accumulator VUL contracts, Futurity Accumulator II VUL contracts, Futurity Survivorship VUL contracts, Futurity Survivorship II VUL contracts, Executive VUL contracts, Prime VUL contracts, Protector VUL contracts, Prime Survivorship VUL contracts and certain other individual variable universal life insurance contracts (the "Contracts") issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into "Sub-Accounts". Each Sub-Account is invested in shares of a specific mutual fund (collectively the "Funds"), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-
Account	Previous Name	Effective Date
V43	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II	April 30, 2019
FE6	Franklin Templeton Founding Funds Allocation VIP Fund Class 2	May 1, 2019
O19	Oppenheimer Capital Appreciation Fund/VA (Service Shares)	May 24, 2019
O01	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	May 24, 2019
O20	Oppenheimer Global Fund/VA (Service Shares)	May 24, 2019
O21	Oppenheimer Main Street Fund/VA (Service Shares)	May 24, 2019
D18	Dreyfus IP MidCap Stock Portfolio (Initial Shares)	June 3, 2019
PK9	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Administrative Class	October 1, 2019

There were no Sub-Accounts held by the contract owners of the Variable Account that closed or were part of a fund merger during the current year.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
C60	April 29, 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the Sponsor's management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2019. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the "Fixed Account". The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor's general account as an asset. Contract loan activity is reflected in the "Transfer between Sub-Accounts (including the Fixed Account), net" line on the Statements of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the "Code"). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is the fair value measurements of investments. Actual results could vary from the amounts derived from Sponsor management's estimates.

Subsequent events

The Sponsor's management has evaluated events subsequent to December 31, 2019 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

The spread of COVID-19 is worldwide, dislocating the capital markets and affecting every industry. There is considerable uncertainty around both the severity and the duration of the COVID-19 outbreak, and for that reason the future financial and other impacts of the pandemic on the Variable Account's net assets cannot reasonably be estimated at this time.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts' investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, "Fair Value Measurements and Disclosures", establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds' closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2019, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2019. There were no transfers between levels during the year ended December 31, 2019.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract's account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life (Futurity VUL, Protector VUL, Protector II VUL, Accumulator VUL, Accumulator II VUL, Prime VUL and Protector VUL) and Survivorship Products (Survivorship VUL, Survivorship II VUL and Prime Survivorship VUL) the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates range from 0.10% to 0.20% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products. These charges are reflected in the Statements of Changes in Net Assets.

Administration charges

An account administration fee ("Account Fee") is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses and issuances costs. For the Executive Product, the monthly expense charge of $5 to $10 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased. For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. The Account Fee is reflected in the Statements of Changes in Net Assets as part of "Charges for life insurance protection and monthly administration charge".

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Executive Product the charge on premiums up to and including the premium amount used to determine commission payments to Selling Broker-Dealers ("Target Premium") will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter. The charge on premium in excess of Target Premium will not exceed 5%. The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship and Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Prime Survivorship Product, the charge is 18.50% of premiums, and is guaranteed not to exceed 25%.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statements of Changes in Net Assets as part of "Charges for life insurance protection and monthly administration charge".

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured's age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Executive Product and Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor. These charges are reflected as part of "Withdrawals, surrenders, annuitizations and contract charges" in the Statements of Changes in Net Assets.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 were as follows:

AL1	Purchases	Sales
	$130,704	$116,134
A70	4,792	3,625
A71	1,145,949	709,078
A98	16,947	48,378
A55	170,932	164,352
A54	129,420	185,670
A51	30,025	225,135
308	147,506	65,407
301	9,045	14,408
304	44,080	30,674
309	52,564	17,575
306	32,276	10,169
303	718,577	371,582
302	107,732	154,541
305	22,802	3,965
300	292,567	593,856
B18	167,625	275,904
C60	38,339	323,424
D37	95,166	131,249
D55	683,911	312,521
S61	257,196	140,899
D18	475,618	617,864
FD7	616,617	436,838

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

F24	Purchases	Sales
	$395,045	$359,379
F29	1,000,955	675,308
F15	10,343	44,686
F14	6,882	2,472
F21	354,894	606,727
F26	1,482,784	1,103,847
FM7	2,077,843	3,471,581
F41	1,305,628	696,087
FM8	665,472	896,930
F23	399,269	703,925
FE3	276,823	187,090
T20	418,852	559,224
FE6	2,628	302
F56	421,949	101,066
F59	59,408	14,131
F54	169,738	46,929
F53	344,852	273,160
T28	188,747	42,109
T29	-	6
G30	14,787	4,460
G32	13,939	47,819
521	13,277	37,696
G33	29,049	48,652
G31	331,662	1,069,215
V15	174,948	89,720
V35	87,435	104,059
V13	58,073	90,116
A39	149,601	110,759
V11	90,701	86,068
IB1	216,337	159,350
A21	787,450	851,980
I84	31,359	6,769
I76	20,836	19,480
MB0	316,904	232,434
MB1	126,117	178,538
MB5	279,214	333,610
MA9	208,969	218,007
MD8	5,312,539	14,090,847
M07	216,404	253,779
M35	21,576	47,392
M31	1,219,950	715,104
MF1	2,427,924	2,173,562
M05	1,185,684	289,181

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

M06	Purchases	Sales
	$919,617	$1,140,901
M33	1,065,545	992,518
M44	199,974	106,838
M40	64,275	96,862
M83	1,214,586	761,113
M08	132,056	635,475
MB6	575,342	987,194
MA0	321,951	627,375
MA1	307,278	522,050
M92	12,226	32,748
M96	389,907	392,584
MD2	63,156	151,863
MA6	436,958	682,899
M97	605,460	556,545
MD5	60,538	103,496
MD6	613,701	276,747
ME3	28,137	12,192
MB8	1,290,564	1,370,656
MF4	175,893	360,995
MF6	665,031	615,630
MF8	502,128	945,085
MG0	40,744	61,401
MF2	493,402	1,027,687
MG3	1,278,027	1,556,987
MG5	850,681	392,911
ME0	186,367	316,264
V43	1,603,493	1,464,959
O01	169,395	150,720
O19	8,611	21,717
O20	30,385	2,132
O21	37,129	5,316
P10	42,868	89,304
PK8	307,885	679,922
PK9	9,381	2,021
P06	157,612	297,739
P07	1,706,448	1,840,580
307	554,130	828,188
W42	30,683	306,447

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units	Units	Net Increase
AL1	Issued	Redeemed	(Decrease)
	10,662	10,542	120
A70	29	269	(239)
A71	33,392	36,988	(3,596)
A98	3,017	7,619	(4,602)
A55	7,088	6,915	174
A54	1,690	5,927	(4,238)
A51	497	6,800	(6,304)
308	561	2,294	(1,733)
301	122	983	(861)
304	252	962	(710)
309	1,075	842	233
306	119	395	(276)
303	6,698	2,430	4,268
302	154	4,079	(3,925)
305	322	197	125
300	1,940	22,694	(20,754)
B18	6,250	16,531	(10,282)
C60	2,899	21,336	(18,437)
D37	1,068	3,026	(1,958)
D55	11,073	9,773	1,299
S61	3,440	5,434	(1,994)
D18	16,035	27,724	(11,689)
FD7	13,568	9,612	3,956
F24	35,134	41,407	(6,273)
F29	15,413	29,149	(13,737)
F15	356	2,702	(2,346)
F14	231	171	60
F21	11,352	27,882	(16,530)
F26	58,627	64,342	(5,714)
FM7	105,309	170,881	(65,573)
F41	123,702	103,528	20,174
FM8	69,286	94,359	(25,073)
F23	16,221	45,709	(29,489)
FE3	13,643	12,264	1,379
T20	23,470	33,111	(9,641)
FE6	11	21	(11)
F56	3,967	5,067	(1,100)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
F59	Issued	Redeemed	(Decrease)
	1,282	990	291
F54	3,451	3,975	(524)
F53	4,068	11,175	(7,106)
T28	9,270	2,632	6,638
G30	483	339	145
G32	44	1,378	(1,335)
521	909	1,701	(792)
G33	2,110	4,008	(1,898)
G31	11,509	45,455	(33,946)
V15	2,097	4,864	(2,767)
V35	3,579	4,878	(1,299)
V13	711	4,449	(3,739)
A39	1,018	5,493	(4,475)
V11	2,606	4,858	(2,252)
IB1	2,833	6,802	(3,969)
A21	20,959	50,719	(29,760)
I84	-	322	(322)
I76	454	1,365	(912)
MB0	16,929	15,944	985
MB1	34,182	41,631	(7,449)
MB5	15,397	19,674	(4,276)
MA9	16,658	18,437	(1,779)
MD8	740,848	1,611,367	(870,519)
M07	8,515	21,473	(12,958)
M35	851	3,471	(2,620)
M31	76,070	68,575	7,495
MF1	126,216	149,165	(22,949)
M05	30,825	19,045	11,781
M06	59,136	96,034	(36,899)
M33	53,475	74,048	(20,572)
M44	10,850	11,782	(931)
M40	13,822	17,321	(3,499)
M83	45,731	47,916	(2,184)
M08	5,203	45,339	(40,136)
MB6	16,874	36,173	(19,299)
MA0	43,487	62,852	(19,365)
MA1	6,376	37,285	(30,908)
M92	178	2,246	(2,068)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
M96	Issued	Redeemed	(Decrease)
	20,350	24,715	(4,365)
MD2	3,741	11,141	(7,400)
MA6	11,593	32,606	(21,013)
M97	31,876	36,667	(4,790)
MD5	1,323	4,996	(3,673)
MD6	21,808	14,933	6,875
ME3	1,870	1,369	501
MB8	81,447	105,496	(24,049)
MF4	1,630	19,789	(18,159)
MF6	16,546	32,722	(16,176)
MF8	7,153	35,483	(28,330)
MG0	1,940	4,459	(2,519)
MF2	46,718	99,935	(53,216)
MG3	48,771	76,254	(27,483)
MG5	14,547	18,521	(3,975)
ME0	1,678	10,980	(9,303)
V43	52,049	53,152	(1,103)
O01	3,261	5,752	(2,491)
O19	67	1,117	(1,050)
O20	806	129	677
O21	530	438	92
P10	4,787	14,818	(10,031)
PK8	6,749	28,748	(21,999)
PK9	652	214	438
P06	11,016	19,961	(8,945)
P07	87,308	103,657	(16,348)
307	14,067	23,768	(9,701)
W42	361	11,761	(11,401)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2018 were as follows:

	Units	Units	Net Increase
AL1	Issued	Redeemed	(Decrease)
	566	319	248
A70	953	1,180	(227)
A71	16,446	29,100	(12,654)
A98	4,991	2,343	2,648
A55	170	298	(128)
A54	10,215	13,025	(2,811)
A51	31,557	17,540	14,018
308	1,146	2,183	(1,037)
301	811	835	(24)
304	164	1,248	(1,084)
309	572	1,243	(671)
306	391	4,823	(4,432)
303	958	1,230	(272)
302	500	357	143
305	796	159	637
300	11,377	3,055	8,322
B18	16,337	38,704	(22,367)
C60	15,184	26,479	(11,295)
D37	17,585	23,892	(6,307)
D55	1,627	7,398	(5,771)
S61	24,726	47,826	(23,100)
D18	19,487	32,244	(12,757)
FD7	17,064	7,999	9,065
F24	14,164	38,924	(24,760)
F29	9,528	45,718	(36,189)
F15	656	21,621	(20,966)
F14	228	170	58
F21	23,720	26,483	(2,763)
F26	45,120	176,521	(131,402)
FM7	96,086	120,970	(24,885)
F41	6,925	25,004	(18,079)
FM8	558,815	463,392	95,424
F23	27,314	35,322	(8,007)
FE3	26,536	84,460	(57,925)
T20	25,753	45,590	(19,837)
FE6	5	6,173	(6,168)
F56	5,797	7,052	(1,254)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
F59	Issued	Redeemed	(Decrease)
	2,116	2,127	(11)
F54	7,414	12,650	(5,236)
F53	12,311	13,876	(1,565)
T28	4,389	21,836	(17,446)
G30	1,091	6,179	(5,088)
G32	40,495	41,889	(1,394)
521	834	1,718	(884)
G33	2,134	7,798	(5,664)
G31	8,969	15,767	(6,798)
V15	3,826	7,504	(3,678)
V35	20,820	21,685	(865)
V13	2,298	2,479	(181)
A39	2,232	2,859	(627)
V11	1,873	2,297	(424)
IB1	3,928	20,568	(16,640)
A21	38,237	206,808	(168,571)
I84	8,019	10,785	(2,767)
I76	222	1,734	(1,512)
MB0	5,659	8,782	(3,123)
MB1	16,947	45,280	(28,333)
MB5	6,070	19,683	(13,613)
MA9	5,811	5,816	(5)
MD8	1,043,396	96,707	946,689
M07	11,323	30,687	(19,364)
M35	1,545	688	857
M31	25,068	79,103	(54,035)
MF1	38,402	109,077	(70,675)
M05	80,237	162,694	(82,457)
M06	67,598	169,127	(101,528)
M33	17,778	46,447	(28,669)
M44	22,851	17,333	5,517
M40	4,750	5,719	(969)
M83	48,727	94,517	(45,790)
M08	8,507	55,078	(46,571)
MB6	6,474	10,779	(4,305)
MA0	19,821	14,664	5,157
MA1	22,436	108,734	(86,298)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
M96	Issued	Redeemed	(Decrease)
	27,079	36,272	(9,193)
MD2	12,114	10,519	1,595
MA6	56,953	119,192	(62,239)
M97	17,518	11,992	5,525
MD5	5,623	12,735	(7,112)
MD6	28,019	42,111	(14,092)
ME3	8,262	62,944	(54,683)
MB8	57,323	94,904	(37,582)
MF4	5,589	17,462	(11,874)
MF6	18,809	19,393	(584)
MF8	13,310	17,951	(4,642)
MG0	4,791	14,919	(10,128)
MF2	114,088	137,528	(23,440)
MG3	59,690	121,279	(61,589)
MG5	10,791	33,603	(22,813)
ME0	61,256	63,160	(1,904)
V43	25,289	30,494	(5,204)
O01	3,285	5,374	(2,088)
O19	169	1,241	(1,072)
O20	772	409	363
O21	968	757	211
P10	8,513	12,830	(4,318)
PK8	41,797	91,805	(50,008)
PK9	406	153	254
P06	16,798	28,163	(11,365)
P07	62,909	110,183	(47,273)
307	22,021	23,259	(1,238)
W42	6,128	6,144	(16)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
AL1
2019	4,221	$23.1334			$97,638	2.18%		-%			18.20%
2018	4,101		19.5710		80,249	1.74		-			(6.41)
2017	3,853		20.9113		80,570	1.87		-			15.62
2016	1,845		18.0860		33,367	0.20		-			4.44
2015	17,574		17.3166		304,321	2.00		-			1.29
A70
2019	5,383		15.6437		84,210	0.16		-			29.78
2018	5,622		12.0539		67,771	-		-			(9.98)
2017	5,849		13.3906		78,326	0.29		-			36.30
2016	5,656		9.8246		55,569	-		-			0.88
2015	4,911		9.9114		48,672	-		-			2.65
A71
2019	161,830		30.2945		4,902,547	1.03		-			23.61
2018	165,426		24.5080		4,054,247	0.75		-			(5.84)
2017	178,080		26.0292		4,635,279	1.24		-			18.60
2016	189,710		21.9478		4,163,713	0.96		-			11.07
2015	165,644		19.7603		3,273,136	1.19		-			1.43
A98
2019	21,441		7.5489		161,863	0.76		-			16.79
2018	26,043		6.4637		168,337	1.15		-			(22.98)
2017	23,396		8.3919		196,331	2.03		-			25.09
2016	15,606		6.7085		104,690	0.75		-			(0.80)
2015	20,984		6.7625		140,549	2.28		-			2.40
A55
2019	5,474	27.4069	to	24.8728	149,768	1.59	-	to	0.50	29.47	to	28.83
2018	5,300	25.2288	to	19.3068	111,922	1.68	-	to	0.50	(4.61)	to	(5.09)
2017	5,428	22.1912	to	20.3418	120,614	1.54	-	to	0.50	21.32	to	20.72
2016	5,284	18.2914	to	16.8505	96,869	1.80	-	to	0.50	9.70	to	10.24
2015	5,586	16.5920	to	15.3612	92,974	1.71	-	to	0.50	0.47	to	0.98
A54
2019	23,674		36.7797		870,718	-		-			30.26
2018	27,912		28.2364		788,123	-		-			(7.44)
2017	30,722		30.5076		937,260	-		-			29.79
2016	31,209		23.5053		733,573	-		-			0.97
2015	31,736		23.2786		739,209	-		-			(1.56)
A51
2019	8,609	41.4879	to	31.3847	352,980	-	-	to	0.20	29.34	to	29.08
2018	14,913	32.0774	to	24.3143	475,132	-	-	to	0.20	1.44	to	1.23
2017	895	31.6233	to	24.0183	24,049	-	-	to	0.20	28.73	to	28.48
2016	1,257	24.5653	to	18.6949	27,502	-	-	to	0.20	6.03	to	6.24
2015	1,286	23.1228	to	17.6322	26,355	-	-	to	0.20	(3.51)	to	(3.32)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value4,5	Assets	Ratio1	lowest to highest2	Total Return3
308
2019	44,305	$32.1786	$ 1,425,679	2.06%	-%	21.38%
2018	46,038	26.5109	1,220,508	1.93	-	(8.66)
2017	47,075	29.0233	1,366,271	1.95	-	17.04
2016	41,407	13.4854	1,026,809	10.34	-	18.70
2015	31,302	20.8912	653,941	1.97	-	(2.93)
301
2019	19,207	15.6257	300,116	2.58	-	9.36
2018	20,068	14.2886	286,744	2.47	-	(0.71)
2017	20,092	14.3912	289,144	1.28	-	3.66
2016	67,805	13.8825	941,295	2.08	-	2.94
2015	19,181	13.4854	258,665	1.86	-	0.27
304
2019	16,866	36.2492	611,373	1.13	-	35.28
2018	17,576	26.7964	470,961	0.67	-	(9.04)
2017	18,660	29.4604	549,727	0.59	-	31.47
2016	16,864	22.4087	377,907	8.75	-	0.62
2015	17,351	22.2704	386,407	0.59	-	6.94
309
2019	15,313	31.5799	483,584	1.97	-	31.14
2018	15,080	24.0807	363,128	1.62	-	(9.63)
2017	15,751	26.6463	419,716	2.14	-	26.06
2016	18,031	21.1370	381,131	1.84	-	7.35
2015	18,492	19.6907	364,120	1.09	-	(1.34)
306
2019	16,950	29.5666	501,160	0.16	-	31.52
2018	17,226	22.4810	387,256	0.08	-	(10.55)
2017	21,658	25.1316	544,307	0.44	-	25.89
2016	26,580	19.9627	530,607	18.19	-	2.10
2015	26,904	19.5524	526,030	-	-	0.27
303
2019	39,917	43.3480	1,730,338	0.77	-	30.77
2018	35,649	33.1474	1,181,692	0.44	-	(0.25)
2017	35,921	33.2295	1,193,661	0.49	-	28.29
2016	35,149	25.9017	910,435	9.54	-	9.49
2015	34,299	23.6573	811,433	0.54	-	6.86
302
2019	18,843	36.8570	694,424	1.60	-	26.14
2018	22,768	29.2199	665,227	1.44	-	(1.79)
2017	22,625	29.7514	673,086	1.40	-	22.38
2016	25,487	24.3104	619,550	12.80	-	11.52
2015	58,731	21.7990	1,280,249	2.24	-	1.45

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
305
2019	11,783	$22.2495			$262,175	6.43%		-%			12.55%
2018	11,658		19.7680		230,465	6.31		-			(2.34)
2017	11,021		20.2418		223,086	6.22		-			6.89
2016	19,378		18.9374		366,971	6.24		-			17.69
2015	19,027		16.0904		306,147	2.52		-			(7.30)
300
2019	165,375		22.9327		3,792,487	1.42		-			22.88
2018	186,129		18.6623		3,473,598	1.74		-			(13.13)
2017	177,807		21.4836		3,819,934	1.37		-			32.14
2016	161,932		16.2577		2,632,669	9.87		-			3.53
2015	182,134		15.7031		2,860,101	1.54		-			(4.53)
B18
2019	84,918	20.3722	to	19.2622	1,729,029	1.23	-	to	0.50	17.75	to	17.17
2018	95,200	17.3005	to	16.4396	1,646,155	0.79	-	to	0.50	(7.58)	to	(8.04)
2017	117,566	18.7191	to	17.8771	2,199,314	1.24	-	to	0.50	13.71	to	13.14
2016	98,197	16.4625	to	15.8003	1,615,453	1.15	-	to	0.50	3.29	to	3.80
2015	176,295	15.8591	to	15.2971	2,794,838	1.02	-	to	0.50	(1.49)	to	(1.00)
C60
2019	25,950		17.5225		454,706	-		-			35.53
2018	44,387		12.9286		573,856	-		-			(4.14)
2017	55,681		13.4865		750,942	-		-			27.84
2016	57,674		10.5496		608,442	-		-			5.50
C626
2016	-		11.6050		-	-		-			(6.46)
2015	46,492		12.4062		576,861	-		-			1.26
D37
2019	19,804		54.2135		1,073,658	0.55		-			29.63
2018	21,762		41.8215		910,127	0.20		-			(12.12)
2017	28,070		47.5879		1,335,775	0.28		-			18.65
2016	22,960		40.1092		920,918	0.23		-			8.29
2015	22,979		37.0374		851,050	0.32		-			7.54
D55
2019	109,276	52.5436	to	23.3927	5,119,839	0.78		-			24.87
2018	107,976	42.0782	to	18.7335	4,166,204	0.75		-			(11.42)
2017	113,747	47.5035	to	21.1488	4,978,871	0.74		-			14.03
2016	73,754		41.6580		3,072,494	0.83		-			20.71
2015	98,111		34.5119		3,012,936	0.77		-			(4.85)
S61
2019	66,594		36.3156		2,418,386	0.73		-			21.51
2018	68,587		29.8862		2,049,818	1.07		-			(16.01)
2017	91,687		35.5848		3,262,670	0.73		-			10.52
2016	90,904		32.1967		2,926,815	0.59		-			16.89
2015	96,043		27.5450		2,645,503	0.32		-			(1.91)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
D18
2019	97,325	$35.5992 to		$32.9664	$3,458,167	0.62%	-%	to	0.50%	20.18%	to	19.58%
2018	109,014	29.6208	to	27.5673	3,222,768	0.66	-	to	0.50	(15.49)	to	(15.91)
2017	121,771	35.0494	to	32.7837	4,259,972	1.06	-	to	0.50	15.38	to	14.80
2016	139,403	30.3783	to	28.5561	4,227,878	1.05	-	to	0.50	14.90	to	15.47
2015	146,790	26.3087	to	24.8539	3,854,846	0.61	-	to	0.50	(2.77)	to	(2.29)
FD7
2019	36,797	30.9435	to	29.2576	1,134,917	1.51	-	to	0.50	24.11	to	23.50
2018	32,841	24.9314	to	23.6908	815,805	1.27	-	to	0.50	(4.44)	to	(4.92)
2017	23,776	26.0900	to	24.9164	617,389	1.42	-	to	0.50	16.12	to	15.54
2016	18,749	22.4690	to	21.5652	418,215	1.25	-	to	0.50	6.45	to	6.98
2015	20,931	21.0032	to	20.2589	438,509	1.50	-	to	0.50	(0.14)	to	0.36
F24
2019	64,252		23.7436		1,525,566	0.22		-			31.27
2018	70,525		18.0870		1,275,597	0.41		-			(6.64)
2017	95,285		19.3732		1,845,993	0.79		-			21.59
2016	56,981		15.9337		907,919	0.60		-			7.73
2015	124,634		14.7904		1,843,427	0.62		-			0.42
F29
2019	179,588		46.9606		8,433,609	0.36		-			31.45
2018	193,325		35.7254		6,906,633	0.58		-			(6.49)
2017	229,514		38.2035		8,768,239	0.91		-			21.76
2016	241,464		31.3756		7,576,119	0.73		-			7.91
2015	250,823		29.0752		7,292,511	0.92		-			0.56
F15
2019	2,458		18.0555		44,392	1.48		-			19.88
2018	4,804		15.0615		72,351	0.73		-			(6.08)
2017	25,770		16.0361		413,245	1.37		-			16.26
2016	2,759		13.7933		38,055	1.32		-			5.80
2015	24,440		13.0369		318,620	1.70		-			(0.46)
F14
2019	3,720		19.0233		70,766	1.81		-			24.11
2018	3,660		15.3275		56,099	1.17		-			(8.05)
2017	3,602		16.6702		60,047	0.98		-			20.69
2016	3,567		13.8120		49,265	1.23		-			6.37
2015	9,559		12.9844		124,115	1.53		-			(0.53)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,		For the years ended December 31,
				Investment	Expense
			Net	Income	Ratio
	Units	Unit Value4,5	Assets	Ratio1	lowest to highest2	Total Return3
F21
2019	104,289	$32.7390	$3,414,324	0.16%	-%	34.18%
2018	120,819	24.3985	2,947,807	0.14	-	(0.27)
2017	123,582	24.4658	3,023,521	0.12	-	35.00
2016	132,818	18.1226	2,407,019	-	-	0.71
2015	138,468	17.9942	2,491,604	0.17	-	7.05
F26
2019	668,667	26.7313	17,874,272	1.77	-	31.02
2018	674,381	20.4025	13,759,013	1.46	-	(4.73)
2017	805,783	21.4155	17,256,166	1.66	-	21.41
2016	250,616	17.6396	4,420,761	1.34	-	11.58
2015	769,903	15.8087	12,171,160	1.78	-	1.08
FM7
2019	573,876	34.4515	19,770,919	1.85	-	31.22
2018	639,449	26.2558	16,788,104	1.78	-	(4.59)
2017	664,334	27.5176	18,280,858	1.62	-	21.59
2016	975,271	22.6318	22,072,135	1.42	-	11.75
2015	994,946	20.2527	20,150,326	1.86	-	1.24
F41
2019	108,994	21.5726	2,351,286	0.72	-	23.17
2018	88,820	17.5142	1,555,618	0.40	-	(14.77)
2017	106,899	20.5498	2,196,752	0.49	-	20.54
2016	40,953	17.0487	698,203	0.27	-	11.92
2015	103,400	15.2325	1,575,033	0.21	-	(1.63)
FM8
2019	358,066	12.9560	4,639,116	1.91	-	1.92
2018	383,139	12.7123	4,870,574	1.55	-	1.55
2017	287,716	12.5181	3,601,663	0.57	-	0.58
2016	361,472	12.4466	4,499,086	0.10	-	0.11
2015	298,591	12.4335	3,712,550	0.01	-	0.01
F23
2019	260,726	22.9310	5,978,707	1.63	-	27.67
2018	290,215	17.9607	5,212,455	1.47	-	(14.88)
2017	298,222	21.1014	6,292,906	1.32	-	30.10
2016	358,382	16.2191	5,812,626	1.38	-	(5.12)
2015	368,862	17.0946	6,304,807	1.24	-	3.49
FE3
2019	100,868	17.5658	1,771,832	0.33	-	17.38
2018	99,489	14.9651	1,488,859	1.60	-	(10.55)
2017	157,414	16.7301	2,633,524	1.09	-	14.57
2016	51,836	14.6019	756,907	0.44	-	5.17
2015	212,674	13.8841	2,951,472	0.90	-	1.84

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment			Expense
					Net	Income			Ratio
	Units	Unit Value4,5			Assets	Ratio1		lowest to highest2			Total Return3
T20
2019	152,917	$28.9008			$4,419,461	1.73%			-%			12.53%
2018	162,559		25.6830		4,175,022	2.72			-			(15.44)
2017	182,395		30.3730		5,539,898	2.58			-			16.69
2016	193,049		26.0283		5,024,763	1.91			-			7.18
2015	203,015		24.2858		4,930,166	3.04			-			(6.49)
FE6
2019	1,151		23.6700		27,255	3.53			-			19.86
2018	1,162		19.7482		22,951	3.73			-			(9.65)
2017	7,330		21.8571		160,221	2.63			-			11.98
2016	1,207		19.5191		23,570	2.87			-			13.18
2015	13,104		17.2460		225,991	2.91			-			(6.21)
F56
2019	56,310	30.6339	to	19.9569	1,701,060	2.77		-	to	0.20	15.15	to	14.92
2018	57,411	26.6025	to	17.3652	1,506,177	1.99	-		to	0.20	(14.85)	to	(15.02)
2017	58,665	31.2415	to	20.4344	1,808,702	1.64	-		to	0.20	18.50	to	18.26
2016	58,342	26.3642	to	17.2786	1,532,064	2.01	-		to	0.20	9.40	to	9.62
2015	62,234	24.0506	to	16.2213	1,472,082	2.65	-		to	0.20	(3.53)	to	(2.72)
F59
2019	32,544		18.7485		610,144	5.35			-			16.06
2018	32,253		16.1543		521,021	4.83			-			(4.30)
2017	32,264		16.8809		544,650	4.00			-			9.67
2016	11,984		15.3921		184,457	4.84			-			14.02
2015	38,787		13.4991		523,578	5.20			-			(7.05)
F54
2019	67,833		17.7763		1,205,829	1.87			-			22.57
2018	68,357		14.5028		991,370	2.41			-			(9.07)
2017	73,594		15.9487		1,173,729	2.10			-			8.35
2016	39,233		14.7200		577,502	2.17			-			16.06
2015	104,254		12.6833		1,322,316	3.16			-			(4.94)
F53
2019	57,490		24.6261		1,415,746	1.02			-			26.35
2018	64,596		19.4907		1,259,023	0.87			-			(12.88)
2017	66,161		22.3712		1,480,090	0.61			-			10.65
2016	51,407		20.2177		1,039,331	0.72			-			30.19
2015	82,051		15.5298		1,274,239	0.67			-			(7.39)
T28
2019	47,476		17.1920		816,209	4.48			-			8.05
2018	40,838		15.9105		649,748	2.74			-			(2.13)
2017	58,285		16.2576		947,567	3.06			-			4.56
2016	8,541		15.5488		132,800	3.45			-			7.94
2015	79,660		14.4052		1,147,509	6.85			-			(3.87)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
T29
2019	1	$13.9953			$14	-%		-%			5.23%
2018	1		13.2997		18	4.76		-			0.34
2017	2		13.2550		24	3.75		-			1.34
2016	2		13.0799		29	3.03		-			0.66
2015	3		12.9937		36	2.54		-			0.47
G30
2019	5,873	26.7082	to	25.9170	152,965	1.57	0.20	to	0.50	25.68	to	25.30
2018	5,728	21.3153	to	20.6222	118,794	0.64	0.20	to	0.50	(8.64)	to	(8.91)
2017	10,817	22.5721	to	23.4011	249,076	1.73	0.20	to	0.50	9.64	to	9.31
2016	10,766	20.5882	to	21.4079	226,550	2.25	0.20	to	0.50	11.03	to	11.36
2015	10,672	18.4880	to	19.2816	201,844	1.45	0.20	to	0.50	(4.89)	to	(4.60)
G32
2019	8,215	38.5226	to	35.6738	315,394	0.76	-	to	0.50	31.53	to	30.87
2018	9,550	29.2887	to	27.2583	278,923	1.61	-	to	0.50	(10.46)	to	(10.91)
2017	10,943	32.7096	to	30.5951	357,141	0.47	-	to	0.50	11.07	to	10.52
2016	12,307	29.4499	to	27.6834	360,201	1.22	-	to	0.50	12.97	to	13.53
2015	13,429	25.9401	to	24.5057	346,503	0.42	-	to	0.50	(9.69)	to	(0.62)
521
2019	4,932	44.2660	to	42.3645	214,532	0.49	0.20	to	0.50	24.59	to	24.22
2018	5,724	35.5279	to	34.1035	199,403	0.37	0.20	to	0.50	(8.80)	to	(9.08)
2017	6,608	38.9581	to	37.5088	252,318	0.54	0.20	to	0.50	11.34	to	11.01
2016	7,463	34.9891	to	33.7880	256,002	1.15	0.20	to	0.50	22.59	to	22.95
2015	8,050	28.4570	to	27.5622	225,426	0.27	0.20	to	0.50	(2.61)	to	(2.32)
G33
2019	15,724	15.9361	to	13.5427	232,071	2.38	0.20	to	0.50	18.21	to	17.86
2018	17,622	13.4806	to	11.4903	218,446	1.75	0.20	to	0.50	(16.45)	to	(16.70)
2017	23,286	16.1347	to	13.7939	342,549	1.89	0.20	to	0.50	26.35	to	25.98
2016	25,398	12.7698	to	10.9497	296,493	1.92	0.20	to	0.50	(3.21)	to	(2.92)
2015	28,320	13.1541	to	11.3130	345,518	1.66	0.20	to	0.50	0.55	to	0.85
G31
2019	142,522	31.8225	to	27.4725	4,465,071	1.25	-	to	0.50	25.21	to	24.59
2018	176,468	25.4152	to	22.0507	4,409,518	1.24	-	to	0.50	(6.19)	to	(6.66)
2017	183,266	27.0932	to	23.6249	4,884,290	1.41	-	to	0.50	24.07	to	23.45
2016	190,534	21.8376	to	19.1369	4,091,891	1.31	-	to	0.50	10.18	to	10.73
2015	204,766	19.7211	to	17.3683	3,969,899	1.34	-	to	0.50	(0.69)	to	(0.20)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
V15
2019	44,281	$ 26.7332	to	$25.7288	$1,178,516	-%	-%	to	0.50%	36.76%	to	36.08%
2018	47,048	19.5482	to	18.9078	915,951	-	-	to	0.50	(3.62)	to	(4.11)
2017	50,726	20.2832	to	19.7174	1,025,383	0.08	-	to	0.50	27.34	to	26.71
2016	52,189	15.9283	to	15.5611	828,929	-	-	to	0.50	1.76	to	2.27
2015	54,082	15.5751	to	15.2919	840,297	-	-	to	0.50	4.48	to	5.01
V35
2019	7,395		29.1815		215,816	0.46		-			24.71
2018	8,694		23.3996		203,446	0.20		-			(12.87)
2017	9,560		26.8547		256,715	0.72		-			9.68
2016	30,785		24.4843		753,762	0.17		-			15.22
2015	14,549	22.5744	to	21.2504	309,181	0.01		-		(9.36)	to	(0.67)
V13
2019	14,004		22.2630		311,762	1.59		-			24.94
2018	17,742		17.8190		316,153	1.46		-			(12.37)
2017	17,924		20.3335		364,442	2.12		-			17.57
2016	1,491		17.2941		25,786	1.38		-			16.99
2015	17,981		14.7829		265,819	0.99		-			(6.19)
A39
2019	50,485	26.6321	to	20.3500	1,113,864	0.94	-	to	0.50	28.96	to	28.32
2018	54,960	20.6508	to	15.8584	939,358	0.90	-	to	0.50	(9.39)	to	(9.85)
2017	55,587	22.7920	to	17.5908	1,052,110	0.98	-	to	0.50	13.17	to	12.61
2016	33,256	20.1389	to	15.6206	579,293	0.77	-	to	0.50	9.72	to	10.26
2015	65,764	18.2643	to	14.2372	997,877	1.14	-	to	0.50	(6.24)	to	(5.77)
V11
2019	24,603	25.6842	to	25.5720	631,299	2.31		-			20.01
2018	26,855	21.4019	to	21.3084	574,185	2.01		-			(9.73)
2017	27,279	23.7081	to	23.6045	646,054	1.31		-			10.78
2016	14,307	21.4013	to	21.3077	306,195	1.60		-		14.77	to	14.84
2015	20,468		18.6365		381,028	1.60		-			(2.59)
IB1
2019	41,390		34.6691		1,434,942	1.90		-			25.19
2018	45,359		27.6931		1,256,120	1.99		-			(13.38)
2017	61,999		31.9713		1,982,178	1.52		-			14.32
2016	69,149		27.9669		1,933,879	1.15		-			19.69
2015	70,902		23.3652		1,656,629	2.92		-			(3.06)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
A21
2019	240,405	$30.4078	to	$21.5342	$6,247,234	1.57%	-%	to	0.50%	28.57%	to	27.93%
2018	270,165	23.6504	to	11.3785	5,320,945	1.85	-	to	0.50	(14.98)	to	(15.40)
2017	438,736	27.8159	to	19.8967	9,289,424	1.47	-	to	0.50	23.00	to	22.39
2016	552,131	22.6142	to	10.8800	6,418,027	1.41	-	to	0.50		52.11
2015	442,455	22.7168	to	10.9294	7,748,444	1.58	-	to	0.50		(2.34)
I84
2019	9,690	23.1635			224,444	-		-			34.34
2018	10,011	17.2425			172,617	-		-			(5.58)
2017	12,778	18.2620			233,350	-		-			22.49
2016	13,128	14.9089			195,722	-		-			0.76
2015	13,720	14.7971			203,018	-		-			1.21
I76
2019	7,617	21.6296			164,753	-		-			26.60
2018	8,529	17.0852			145,714	-		-			(15.08)
2017	10,041	20.1191			202,013	-		-			14.06
2016	10,346	17.6397			182,505	-		-			12.06
2015	10,987	15.7407			172,949	-		-			(5.52)
MB0
2019	26,573	28.3396			753,055	0.34		-			28.85
2018	25,588	21.9939			562,772	0.29		-			(14.15)
2017	28,711	25.6187			735,534	-		-			19.02
2016	30,987	21.5250			666,987	-		-			21.06
2015	33,831	17.7804			602,082	-		-			(6.58)
MB1
2019	65,779	10.0627			661,916	2.79		-			20.32
2018	73,228		8.3629		612,403	1.24		-			(20.57)
2017	101,561	10.5284			1,069,281	1.67		-			24.05
2016	101,796		8.4873		863,972	1.22		-			0.05
2015	101,393		8.4917		861,130	1.57		-			(3.94)
MB5
2019	34,798	30.0140			1,044,426	-		-			36.09
2018	39,074	22.0541			861,750	-		-			(4.95)
2017	52,687	23.2030			1,222,509	-		-			38.97
2016	57,394	16.6958			958,244	-		-			(2.32)
2015	60,524	17.0928			1,035,410	0.03		-			7.70

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
MA9
2019	25,241	$19.8104			$500,039	1.75%		-%			21.52%
2018	27,020		16.3026		440,502	1.48		-			(12.07)
2017	27,025		18.5401		501,055	1.45		-			14.99
2016	29,212		16.1227		470,982	1.84		-			9.64
2015	34,187		14.7052		503,104	1.27		-			(0.66)
MD8
2019	390,577	10.3230	to	9.9631	4,016,444	1.72	-	to	0.50	1.64	to	1.13
2018	1,261,096	10.1569	to	9.8518	12,794,752	1.38	-	to	0.50	1.26	to	0.75
2017	314,408	10.0305	to	9.7781	3,142,887	0.28		-		0.30	to	(0.20)
2016	235,617		10.0009		2,340,866	0.01		-			(0.49)
2015	956,937		10.0000		9,557,411	-		-			(0.50)
M07
2019	204,842	16.1644	to	15.6585	3,298,603	2.33	-	to	0.50	20.38	to	19.79
2018	217,800	13.4274	to	13.0721	2,915,170	2.22	-	to	0.50	(5.61)	to	(6.08)
2017	237,164	14.2257	to	13.9189	3,365,739	2.34	-	to	0.50	12.30	to	11.74
2016	262,823	12.6677	to	12.4563	3,323,402	2.89	-	to	0.50	8.55	to	9.09
2015	266,945	11.6117	to	11.4749	3,096,231	2.57	-	to	0.50	(0.87)	to	(0.37)
M35
2019	17,184		15.9654		274,349	2.07		-			20.12
2018	19,804		13.2916		263,224	2.01		-			(5.87)
2017	18,947		14.1206		267,535	2.06		-			12.02
2016	5,642		12.6049		71,116	2.44		-			8.82
2015	19,680		11.5838		227,973	2.33		-			(0.58)
M31
2019	116,216	31.7071	to	31.0273	3,661,451	-	-	to	0.50	38.15	to	37.46
2018	108,721	22.9514	to	22.1064	2,477,160	0.10	-	to	0.50	2.67	to	2.16
2017	162,756	22.3547	to	21.6400	3,600,597	0.11		-		31.40	to	30.75
2016	87,029	17.0122	to	16.5503	1,472,015	0.05		-		1.93	to	2.44
2015	63,308	16.6065	to	16.2362	1,035,790	0.15		-		7.02	to	7.56
MF1
2019	214,854	30.5918	to	29.5256	6,537,876	-	-	to	0.50	38.66	to	37.97
2018	237,803	22.0622	to	21.3997	5,215,667	-	-	to	0.50	1.24	to	0.73
2017	308,479	21.7930	to	21.2449	6,677,738	0.13	-	to	0.50	27.00	to	26.37
2016	244,572	17.1604	to	16.7868	4,190,031	-	-	to	0.50	4.73	to	4.91
2015	295,385	16.3572	to	16.0011	4,811,210	-	-	to	0.50		4.61
M05
2019	149,038	26.3213	to	25.4038	3,908,345	-	-	to	0.50	41.70	to	41.00
2018	137,257	18.5754	to	18.0175	2,538,942	-	-	to	0.50	(1.48)	to	(1.97)
2017	219,714	18.8535	to	18.3793	4,131,211	-	-	to	0.50	26.65	to	26.03
2016	182,236	14.8857	to	14.5617	2,710,753	-	-	to	0.50		8.85
2015	221,307	13.6502	to	13.3531	3,010,807	-	-	to	0.50		(1.89)
M06
2019	475,349	12.4413	to	12.0077	5,893,006	3.34	-	to	0.50	10.21	to	9.66
2018	512,248	11.2892	to	10.9501	5,759,417	3.26	-	to	0.50	(1.09)	to	(1.58)
2017	613,776	11.4131	to	11.1260	6,986,352	3.27	-	to	0.50	4.46	to	3.94
2016	327,671	10.9262	to	10.7044	3,576,025	3.58	-	to	0.50	3.72	to	4.23
2015	787,635	10.4824	to	10.3208	8,235,890	3.30	-	to	0.50		(0.80)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
M33
2019	201,681	$25.8802	to	$25.3647	$5,215,751	0.79%		-%			32.95%
2018	222,253	19.4665	to	19.0788	4,323,615	0.70		-			(4.37)
2017	250,922	20.3558	to	19.9504	5,104,560	1.37		-			23.37
2016	272,798	16.5001	to	16.1714	4,501,183	0.78		-		8.56	to	8.74
2015	295,028	15.1745			4,473,364	0.74		-			0.80
M44
2019	186,279	14.2417	to	13.8633	2,647,797	4.02	-	to	0.50	25.07	to	24.45
2018	187,210	11.3872	to	11.1400	2,128,797	1.09	-	to	0.50	1.06	to	0.55
2017	181,693	11.2678	to	11.0786	2,044,893	4.31	-	to	0.50	14.83	to	14.26
2016	187,042	9.8125	to	9.6958	1,833,660	3.81	-	to	0.50	10.92	to	11.47
2015	194,936	8.7414	to	8.8027	1,714,954	4.13	-	to	0.50	(14.94)	to	(14.52)
M40
2019	17,094	13.8914	to	13.7845	236,935	3.74		-			24.80
2018	20,593	11.1308	to	11.0451	228,623	0.84		-			0.81
2017	21,563	11.0413	to	10.9563	237,470	4.11		-			14.49
2016	8,775		9.5694		83,968	3.71		-			11.24
2015	19,913		8.6029		172,120	3.63		-			(14.76)
M83
2019	325,284	24.1390	to	16.4883	7,755,077	2.16	-	to	0.50	29.80	to	29.16
2018	327,468	18.5969	to	12.7663	6,000,850	1.58	-	to	0.50	(10.09)	to	(10.54)
2017	373,258	20.6831	to	14.2697	7,631,247	1.83	-	to	0.50	17.65	to	17.07
2016	358,463	17.5801	to	12.1893	6,257,344	2.09	-	to	0.50	13.52	to	14.09
2015	383,986	10.7373	to	15.4091	5,874,963	2.31	-	to	0.50	(1.23)	to	(0.74)
M08
2019	77,009	16.5649	to	16.5224	1,274,555	1.76		-			29.51
2018	117,145	12.7909	to	12.7581	1,496,348	1.29		-			(10.36)
2017	163,716	14.2685	to	14.2319	2,332,728	1.81		-			17.35
2016	74,896	12.1592			910,673	2.08		-			13.78
2015	275,899	10.6870			2,943,176	2.04		-			(0.93)
MB6
2019	53,901	33.2178	to	30.2275	1,748,785	1.41	-	to	0.50	29.17	to	28.53
2018	73,200	25.7155	to	23.4390	1,846,637	1.38	-	to	0.50	(7.74)	to	(8.20)
2017	77,504	27.8724	to	25.6183	2,119,720	1.45	-	to	0.50	20.76	to	20.16
2016	96,672	23.0803	to	21.3194	2,194,513	1.44	-	to	0.50	7.91	to	8.45
2015	100,599	21.2828	to	19.7570	2,102,376	1.57	-	to	0.50	0.62	to	1.13
MA0
2019	64,566	19.3204			1,247,447	3.28		-			14.46
2018	83,931	16.8799			1,416,751	3.55		-			(3.31)
2017	78,774	17.4577			1,375,213	3.59		-			6.11
2016	21,395	16.4523			351,999	4.01		-			5.98
2015	51,795	15.5235			804,034	3.47		-			(0.58)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
MA1
2019	263,181	$10.2764			$ 2,704,570	0.37%		-%			20.18%
2018	294,089		8.5508		2,514,709	0.12		-			(14.13)
2017	380,387		9.9579		3,787,872	0.90		-			37.66
2016	78,605		7.2336		568,592	0.37		-			9.04
2015	337,021		6.6336		2,235,684	0.58		-			(13.08)
M92
2019	13,140		15.5946		204,917	2.49		-			14.30
2018	15,208		13.6434		207,489	0.50		-			(4.80)
2017	17,102		14.3316		245,098	3.14		-			10.58
2016	705		12.9599		9,136	0.00		-			5.98
2015	2,995		12.2285		36,634	5.11		-			(2.49)
M96
2019	143,924	20.5821	to	20.8435	2,966,644	2.98	-	to	0.50	6.53	to	6.00
2018	148,289	20.3632	to	19.3210	2,869,726	3.31	-	to	0.50	0.47	to	(0.03)
2017	157,482	19.2309	to	19.6708	3,033,544	3.12	-	to	0.50	2.22	to	1.72
2016	167,320	18.8126	to	19.3388	3,152,857	2.70	-	to	0.50	0.54	to	1.04
2015	173,743	18.6188	to	19.2350	3,241,424	2.44	-	to	0.50	(0.03)	to	0.47
MD2
2019	25,750		13.7848		354,961	2.53		-			6.35
2018	33,150		12.9619		429,682	2.99		-			0.17
2017	31,554		12.9400		408,318	2.89		-			2.03
2016	16,012		12.6830		203,076	2.58		-			0.68
2015	21,965		12.5979		276,719	2.70		-			0.26
MA6
2019	175,385	31.5387	to	28.0320	4,425,388	5.61	-	to	0.50	14.81	to	14.24
2018	196,398	27.4710	to	24.5386	4,307,647	5.66	-	to	0.50	(3.08)	to	(3.56)
2017	258,638	28.3436	to	25.4454	5,544,571	6.43	-	to	0.50	6.69	to	6.16
2016	192,859	26.5671	to	23.9694	4,536,128	6.69	-	to	0.50	13.26	to	13.82
2015	272,716	23.3406	to	21.1633	5,021,381	6.86	-	to	0.50	(4.69)	to	(4.22)
M97
2019	54,566	26.4013	to	24.9628	1,439,655	1.20	-	to	0.50	27.30	to	26.67
2018	59,357	20.7396	to	19.7076	1,226,964	1.06	-	to	0.50	(9.02)	to	(9.48)
2017	53,831	22.7957	to	21.7703	1,226,406	1.39	-	to	0.50	32.64	to	31.98
2016	56,978	17.1864	to	16.4951	978,768	1.25	-	to	0.50	1.98	to	2.49
2015	37,742	16.7687	to	16.1744	632,464	1.50	-	to	0.50	(0.18)	to	0.32
MD5
2019	15,457		25.6753		396,863	0.92		-			27.11
2018	19,130		20.1991		386,404	0.93		-			(9.30)
2017	26,242		22.2706		584,410	1.16		-			32.35
2016	10,314		16.8275		375,045	0.80		-			2.15
2015	23,316		16.4729		384,082	1.37		-			0.10

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
MD6
2019	69,254	$33.2335	to	$26.3680	$2,266,504	0.60%	-%	to	0.50%	39.95%	to	39.26%
2018	62,379	23.7463	to	18.9349	1,463,820	0.57	-	to	0.50	0.81	to	0.30
2017	76,471	23.5556	to	18.8773	1,763,472	0.65	-	to	0.50	28.42	to	27.79
2016	86,647	18.3420	to	14.7723	1,552,309	0.57	-	to	0.50	5.55	to	6.08
2015	103,060	17.2915	to	13.9957	1,746,403	0.43	-	to	0.50	(0.61)	to	(0.12)
ME3
2019	18,226	12.5831			229,334	1.24		-			27.67
2018	17,725		9.8560		174,698	0.55		-			(14.32)
2017	72,407	11.5030			832,899	0.98		-			27.90
2016	7,569		8.9938		68,075	1.33		-			(0.91)
2015	19,943		9.0766		181,012	1.84		-			(2.20)
MB8
2019	112,792	45.6105	to	38.1060	4,175,259	0.69	-	to	0.50	26.78	to	26.15
2018	136,842	35.9773	to	21.7480	3,929,568	0.92	-	to	0.50	(5.11)	to	(5.58)
2017	174,423	37.9137	to	31.9940	5,139,883	0.85	-	to	0.50	14.97	to	14.40
2016	127,289	19.9350			3,607,835	1.28	-	to	0.50	20.30	to	20.90
2015	135,431	27.2764	to	16.4884	3,281,814	0.55	-	to	0.50		(4.15)
MF4
2019	97,000	20.9267			2,029,894	2.64		-			16.87
2018	115,159	17.9059			2,062,029	2.22		-			(2.73)
2017	127,032	18.4078			2,338,411	2.20		-			11.48
2016	21,149	16.5127			349,223	2.72		-			5.03
2015	153,926	15.7218	to	15.3645	2,419,991	3.32		-		(0.19)	to	(0.02)
MF6
2019	147,143	50.9714	to	56.6179	5,513,816	3.68	-	to	0.50	26.87	to	26.24
2018	163,318	47.4221	to	13.2559	4,483,981	4.02	-	to	0.50	(3.03)	to	(3.52)
2017	163,902	41.4310	to	46.4831	4,771,446	4.17	-	to	0.50	13.33	to	12.77
2016	120,240	36.5576	to	41.2198	4,510,247	2.64	-	to	0.50	7.40	to	7.94
2015	184,317	33.8690	to	11.1753	4,342,088	4.03	-	to	0.50	4.34	to	4.86
MF8
2019	101,243	30.3921	to	29.3558	3,075,270	2.15	-	to	0.20	26.96	to	26.71
2018	129,573	23.9376	to	23.1676	3,100,302	1.88	-	to	0.20	(5.20)	to	(5.39)
2017	134,214	25.2515	to	24.4884	3,387,759	1.97	-	to	0.20	19.86	to	19.62
2016	89,564	21.0681	to	20.4722	1,885,851	2.85	-	to	0.20	6.93	to	7.15
2015	116,556	19.6626	to	19.1446	2,290,844	4.72	-	to	0.20	0.33	to	0.53

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment		Expense
					Net	Income		Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2			Total Return3
MG0
2019	61,305	$14.4943	to	$14.0001	$888,221	1.69%	-%	to	0.20%	8.26%	to	8.05%
2018	63,824	13.3880	to	12.9574	854,171	1.77	-	to	0.20	(4.47)	to	(4.66)
2017	73,952	14.0144	to	13.5909	1,036,085	-	-	to	0.20	8.32	to	8.10
2016	42,500	12.9384	to	12.5724	549,808	-	-	to	0.20	2.37	to	2.57
2015	103,366	12.6143	to	12.2819	1,303,582	0.79	-	to	0.20	(5.23)	to	(5.04)
MF2
2019	366,818	12.7521	to	12.0252	4,671,046	2.61	-	to	0.50	5.19	to	4.66
2018	420,035	12.1232	to	11.4893	5,082,999	2.06	-	to	0.50	1.28	to	0.77
2017	443,475	11.9705	to	11.4016	5,299,061	1.54	-	to	0.50	1.73	to	1.22
2016	381,428	11.7613	to	11.2637	4,478,253	1.34	-	to	0.50	1.18	to	1.68
2015	593,727	11.5721	to	11.1323	6,860,317	1.40	-	to	0.50	0.48	to	0.48
MG3
2019	181,200	28.9486	to	26.8770	4,898,787	1.23		-			31.12
2018	208,683	22.0781	to	20.4982	4,322,086	0.94		-			(11.45)
2017	270,272	24.9325	to	23.1483	6,372,548	1.20		-			13.67
2016	235,338	21.9332	to	20.3637	4,792,354	0.89		-		15.98	to	24.92
2015	286,418	17.5584			5,117,508	0.82		-			(2.33)
MG5
2019	236,187	25.8654	to	24.9835	6,109,038	2.54	-	to	0.20	22.23	to	21.98
2018	240,161	21.1618	to	20.4811	5,082,181	2.12	-	to	0.20	(3.85)	to	(4.05)
2017	262,974	22.0102	to	21.3451	5,788,069	2.10	-	to	0.20	15.52	to	15.29
2016	131,885	19.0530	to	18.5140	2,512,757	2.82	-	to	0.20	5.95	to	6.16
2015	289,218	17.4747			5,185,656	4.20	-	to	0.20	0.15	to	0.35
ME0
2019	26,056	34.7388	to	32.8460	903,347	0.78	-	to	0.50	33.65	to	32.98
2018	35,359	25.9929	to	24.6994	918,519	0.59	-	to	0.50	(10.78)	to	(11.22)
2017	37,263	29.1327	to	27.8222	1,084,991	0.97	-	to	0.50	15.24	to	14.67
2016	25,329	25.2791	to	24.2623	639,832	1.09	-	to	0.50	26.54	to	27.17
2015	57,197	19.8783	to	19.1738	1,136,630	0.53	-	to	0.50	(3.15)	to	(2.66)
V43
2019	7,324	46.0297			337,178	-		-			39.97
2018	8,427	32.8865			277,171	-		-			10.53
2017	13,631	29.7542			405,608	-		-			38.60
2016	3,820	21.4682			82,012	-		-			(8.84)
2015	15,445	23.5506			363,736	-		-			(5.99)
O01
2019	31,271	35.0874			1,097,212	0.06		-			36.20
2018	33,762	25.7626			869,784	0.33		-			(5.73)
2017	35,850	27.3281			979,705	0.23		-			26.83
2016	43,325	21.5467			933,511	0.40		-			(2.20)
2015	44,896	22.0319			989,137	0.09		-			3.54

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2	Total Return3
O19
2019	3,950	$22.6310			$89,385	-%	-%		35.85%
2018	5,000		16.6594		83,298	-	-		(5.96)
2017	6,072		17.7142		107,561	0.01	-		26.50
2016	1,556		14.0030		21,791	0.12	-		(2.43)
2015	3,925		14.3517		56,333	-	-		3.27
O20
2019	5,431		21.3832		116,141	0.65	-		31.45
2018	4,754		16.2667		77,349	0.78	-		(13.39)
2017	4,391		18.7821		82,487	0.68	-		36.32
2016	3,323		13.7781		45,790	0.62	-		(0.16)
2015	4,914		13.7997		67,813	1.10	-		3.67
O21
2019	8,205		23.9366		196,404	0.82	-		31.74
2018	8,113		18.1700		147,419	0.91	-		(8.10)
2017	7,902		19.7708		156,240	1.04	-		16.63
2016	1,535		16.9510		26,022	0.85	-		11.30
2015	7,974		15.2303		118,982	0.65	-		3.11
P10
2019	44,170		5.8629		258,960	4.43	-		11.43
2018	54,200		5.2615		285,174	2.09	-		(14.13)
2017	58,518		6.1274		358,560	10.94	-		2.15
2016	18,241		5.9983		109,413	1.11	-		15.16
2015	65,448		5.2088		340,903	4.47	-		(25.70)
PK8
2019	89,624	43.5419	to	19.7233	3,043,160	4.43	-	14.80	to	14.77
2018	111,624	37.9296	to	17.1846	3,119,204	4.10	-		(4.73)
2017	161,632	39.8142	to	18.0385	4,312,934	5.06	-		9.89
2016	94,641	36.2300	to	16.4146	2,963,299	5.29	-		13.34
2015	190,227	31.9646	to	14.4821	4,173,656	5.32	-		(2.25)
PK9
2019	6,194	14.0946	to	13.7995	85,939	2.21	-		17.06
2018	5,757	12.0402	to	11.7881	68,256	1.72	-		(5.46)
2017	5,503	12.7349	to	12.4683	69,045	2.30	-		14.08
2016	1,616	11.1632	to	10.9295	18,034	2.50	-		3.95
2015	4,249	10.7543	to	10.5050	45,016	1.48	-		(0.14)
P06
2019	70,047	20.7744	to	15.6449	1,445,422	1.65	-		8.44
2018	78,992	19.1566	to	14.4265	1,489,681	2.48	-		(2.20)
2017	90,357	19.5883	to	14.7516	1,748,671	2.36	-		3.66
2016	112,670	18.8971	to	14.2311	2,085,023	2.19	-		5.20
2015	140,760	17.9633	to	13.5278	2,487,326	4.03	-		(2.71)

DELAWARE LIFE VARIABLE ACCOUNT I

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)
		At December 31,				For the years ended December 31,
						Investment	Expense
					Net	Income	Ratio
	Units	Unit Value4,5			Assets	Ratio1	lowest to highest2	Total Return3
P07
2019	334,060	$22.8838	to	$17.9010	$7,521,685	3.02%	-%	8.36%
2018	350,409	21.1162	to	16.5206	7,283,468	2.54	-	(0.53)
2017	397,682	21.2286	to	16.6086	8,253,935	2.02	-	4.92
2016	436,473	20.2333	to	15.8299	8,658,726	2.07	-	2.68
2015	527,322	19.7047	to	15.4164	10,215,337	4.92	-	0.45
307
2019	150,580	$53.9502			$8,123,838	-	-	29.89%
2018	160,281	41.5357			6,657,381	-	-	0.02
2017	161,519	40.7547			6,582,648	-	-	36.17
2016	172,364	29.9300			5,158,854	-	-	0.78
2015	209,845	29.6977			6,232,150	-	-	11.05
W42
2019	5,324	29.2267			155,604	0.18	-	31.10
2018	16,724	22.2932			372,840	0.10	-	(1.46)
2017	16,740	22.6238			378,750	-	-	19.58
2016	1,094	18.9192			20,698	-	-	13.69
2015	20,741	16.6413			342,806	-	-	(0.61)

1Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub- Accounts invest.

2Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

3Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts when there are multiple price levels.

4These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts when there are multiple price levels.

5Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

6 Columbia Variable Portfolio - Large Cap Growth Fund II - Class 2 Sub-Account (C62) merged into Sub-Account C60 on April 29, 2016.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2019 and 2018 and for the Years

Ended December 31, 2019, 2018 and 2017

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

____________________________________________________________________________

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2019, 2018 and 2017.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404
T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us 1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the years ended December 31, 2019, 2018 and 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019, 2018 and 2017, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP Hartford, Connecticut

April 27, 2020

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS AS OF DECEMBER 31, 2019 AND 2018 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

______________________________________________________________________________________________________

ADMITTED ASSETS	2019	2018
GENERAL ACCOUNT ASSETS
Bonds	$10,918,153	$10,497,705
Preferred stocks	769,767	566,677
Common stocks	779,463	592,218
Mortgage loans on real estate	606,383	544,207
Cash, cash equivalents and short-term investments	1,480,742	982,422
Contract loans	400,939	405,685
Derivatives	335,701	250,525
Other invested assets	878,847	451,955
Mortgage escrow funds	2,827	3,430
Receivables for securities	36,500	4,970
Investment income due and accrued	153,301	105,522
Amounts recoverable from reinsurers	9,549	17,199
Other amounts receivable under reinsurance contracts	4,049	5,435
Current federal and foreign income tax recoverable	49,947	23,865
Net deferred tax asset	79,469	83,265
Electronic data processing equipment and software	469	837
Receivables from parent, subsidiaries and affiliates	103,360	12,864
Reinsurance deposit asset	371,013	1,051,960
Other assets	17,793	73,989
Total general account assets	16,998,272	15,674,730
SEPARATE ACCOUNT ASSETS	20,832,308	21,177,841
TOTAL ADMITTED ASSETS	$37,830,580	$36,852,571
See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS AS OF DECEMBER 31, 2019 AND 2018 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

______________________________________________________________________________________________________

LIABILITIES, CAPITAL STOCK AND SURPLUS	2019	2018
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$13,486,913	$12,168,958
Aggregate reserve for accident and health contracts	679	—
Liability for deposit-type contracts	671,845	475,872
Contract claims	33,937	31,574
Other amounts payable on reinsurance	16,698	13,315
Interest maintenance reserve	39,563	14,497
Commissions to agents due or accrued	20,383	15,770
General expenses due or accrued	18,677	61,193
Transfers from Separate Accounts due or accrued (net)	(233,009)	(252,664)
Remittances and items not allocated	17,405	38,084
Asset valuation reserve	250,890	71,674
Payable for securities	191,881	65,607
Payable to parent and affiliates	15,095	—
Reinsurance in unauthorized and certified companies	585	—
Funds held under reinsurance treaties with unauthorized and certified reinsurers	245,590	246,959
Funds held under coinsurance	371,889	1,052,175
Derivatives	117,942	77,319
Other liabilities	147,998	39,114
Total general account liabilities	15,414,961	14,119,447
SEPARATE ACCOUNT LIABILITIES	20,832,306	21,177,839
Total liabilities	36,247,267	35,297,286
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares
authorized; 6,437 shares issued and outstanding	6,437	6,437
Surplus notes	565,000	565,000
Gross paid in and contributed surplus	770,439	653,698
Unassigned funds	241,437	330,150
Total surplus	1,576,876	1,548,848
Total capital stock and surplus	1,583,313	1,555,285
TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,830,580	$36,852,571
See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
INCOME:
Premiums and annuity considerations	$2,412,284	$(10,314,071)	$2,033,394
Considerations for supplementary contracts with life contingencies	42,186	41,368	31,253
Net investment income	426,912	719,167	204,701
Amortization of interest maintenance reserve	9,296	12,414	20,548
Commissions and expense allowances on reinsurance ceded	113,811	243,365	2,288
Reserve adjustments on reinsurance ceded	(1,652,188)	10,705,103	—
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	346,576	375,076	421,373
Change in cash value of company owned life insurance	—	3,513	6,877
Investment (loss) income on reinsurance deposit asset	(116,980)	19,592	(262,531)
Reinsurance experience refund	120,973	129,967	—
Other income	54,015	57,899	65,750
Total Income	1,756,885	1,993,393	2,523,653
BENEFITS AND EXPENSES:
Death benefits	97,356	123,612	132,771
Annuity benefits	315,500	267,802	588,661
Health benefits	666	—	—
Surrender benefits and withdrawals for life contracts	1,275,361	1,009,649	2,206,148
Interest and adjustments on contract or deposit-type contract funds	8,163	22,140	23,571
Payments on supplementary contracts with life contingencies	44,396	41,136	36,609
Increase in aggregate reserves for life and accident and health contracts	1,318,634	2,081,112	1,277,372
Total Benefits	3,060,076	3,545,451	4,265,132
Commissions on premiums, annuity considerations and deposit-type
contract funds (direct business only)	186,775	152,103	133,038
Commissions and expense allowances on reinsurance assumed	119	123	112
General insurance expenses	223,389	219,357	236,239
Insurance taxes, licenses and fees, excluding federal income taxes	5,466	5,103	3,737
Net transfers from Separate Accounts net of reinsurance	(1,613,693)	(2,270,518)	(2,020,178)
Investment (income) expense on funds held	(349,816)	135,750	(288,371)
Other (benefits) deductions	(25)	222	2,021
Total Benefits and Expenses	1,512,291	1,787,591	2,331,730
Net income from operations before federal income tax benefit
and net realized capital gains (losses)	244,594	205,802	191,923
Federal income tax benefit, excluding tax on capital gains (losses)	(21,279)	(3,553)	(65,461)
Net income from operations after federal income taxes
and before net realized capital gains	265,873	209,355	257,384
Net realized capital gains (losses) less capital gains tax and transfers to
the interest maintenance reserve	4,540	(10,566)	24,045
NET INCOME	$270,413	$198,789	$281,429
See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,555,285	$1,463,390	$1,635,897
Net income	270,413	198,789	281,429
Change in net unrealized capital gains (losses), net of deferred income tax	345,580	(105,877)	(95,725)
Change in net unrealized foreign exchange capital gains (losses)	10,982	(3,123)	(15,426)
Change in net deferred income tax	(56,342)	27,017	(89,076)
Change in nonadmitted assets	(37,743)	(16,961)	(3,784)
Change in liability for reinsurance in unauthorized and certified companies	(585)	—	—
Change in asset valuation reserve	(179,216)	22,080	22,072
Surplus paid in	116,741	—	—
Dividends to stockholder	(200,000)	(157,384)	(235,358)
Investment (expense) income on funds held - unrealized	(241,802)	127,354	(36,639)
CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,583,313	$1,555,285	$1,463,390
See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

	2019	2018	2017
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,610,423	$2,735,182	$2,064,646
Net investment income	745,774	593,150	522,677
Miscellaneous income	402,030	433,475	489,411
Total receipts	3,758,227	3,761,807	3,076,734
Benefits and loss related payments	(3,301,972)	(3,146,388)	(2,997,833)
Net transfers from Separate Accounts	1,570,877	2,083,619	2,221,156
Commissions, expenses paid and aggregate write-ins for deductions	(462,727)	(377,617)	(387,448)
Federal and foreign income taxes recovered (paid)	(15,165)	33,867	11,280
Total payments	(2,208,987)	(1,406,519)	(1,152,845)
Net cash from operations	1,549,240	2,355,288	1,923,889
CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	6,370,188	3,963,764	7,792,594
Stocks	84,610	151,520	46,290
Mortgage loans	244,684	80,758	114,292
Other Invested Assets	78,173	60,752	3,587
Net gains or (losses) on cash, cash equivalents and short-term	—	1,079	(1,388)
investments
Miscellaneous proceeds	94,743	51,913	—
Total investment proceeds	6,872,398	4,309,786	7,955,375
Cost of investments acquired (long-term only):
Bonds	(6,726,353)	(6,155,024)	(8,581,956)
Stocks	(460,624)	(349,366)	(208,860)
Mortgage loans	(247,625)	(131,649)	(229,405)
Other Invested Assets	(287,682)	(10,965)	(113,041)
Miscellaneous applications	(258,454)	(36,335)	(522,792)
Total investments acquired	(7,980,738)	(6,683,339)	(9,656,054)
Net decrease (increase) in contract loans and premium notes	4,652	23,436	23,591
Net cash from investments	(1,103,688)	(2,350,117)	(1,677,088)
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	195,974	11,471	(2,899)
Dividends to stockholders	(200,000)	(157,384)	(235,358)
Other cash (used) provided	56,794	17,133	14,763
Net cash from financing and miscellaneous sources	52,768	(128,780)	(223,494)
Net change in cash, cash equivalents and short-term investments	498,320	(123,609)	23,307
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	982,422	1,106,031	1,082,724
End of year	$1,480,742	$982,422	$1,106,031

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017 (IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES
	2019	2018	2017
Exchanges of bonds	$346,653	$342,445	$191,862
Exchanges of stocks	20,000	—	—
Capital Contribution - interest in limited partnership	16,741	—	—
Transfer of other invested assets to bonds	—	—	134,445
Transfer of other invested assets to common stock	—	—	40
Modified coinsurance reserve adjustment - net (including premium,	1,652,188	10,705,103	—
miscellaneous income and benefits)
Exchange of PPVUL policies for funding agreements	—	255,773	—
Transfer of other invested assets to preferred stocks	—	255,000	—
Transfer of bonds to preferred stocks	—	14,344	—
Transfer preferred stocks to bonds	—	18,620	—
Exchange of policy loans for bonds	—	166,220	—
Transfer of non-insulated separate account bonds to general account	11,652	99,864	—
Transfer of non-insulated separate account mortgages to general account	50,819	—	—
Capital contributions of options to subsidiary	176,418	—	—
Surplus note transfer from bonds to other invested assets	6,423	—	—
DLRC dividend received - invested assets and related accrued interest	2,333	—	—
DLRC return of capital - invested assets and related accrued interest	24,618	—	—
Capital Contribution - SSAP 72	100,000	—	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

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1.DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES GENERAL

Delaware Life Insurance Company (the "Company"), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC , (the "Parent"), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly- owned subsidiary, Delaware Life Insurance Company of New York ("DLNY"), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

BASIS OF PRESENTATION - ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the "Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware's insurance laws. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company's net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles ("SSAP") No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value adjusted for any unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies ("LLCs") and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company's net investment income. Goodwill includes direct costs of the acquisition that are expensed under GAAP. Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Amortization of goodwill is elective for private companies under GAAP, and is amortized to expense.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 15. An asset valuation reserve ("AVR") and interest maintenance

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

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reserve ("IMR") are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets ("DTAs") under statutory accounting principles. Certain contracts with a market value adjustment ("MVA") feature are classified within the Company's General Account under GAAP, but are classified within the Company's non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder's equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory accounting basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are recognized when written. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance, accident and health, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments ("OTTI") of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company's cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities ("MBS"), and asset-backed securities ("ABS") are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") are determined by comparing the insurer's carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities - Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office ("SVO") assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLCs. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

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Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company's Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan's trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company's Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan's effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. Third-party pricing services are used to determine the fair value of surplus debentures.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

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Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company's overall risk management strategy, the Company uses over-the-counter ("OTC") and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company's variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity ("FIA") contracts. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through its wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC ("DLIH 2016"). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

Pharmaceutical rebate receivables

Receivables for pharmacy rebates are estimated from information provided by the Company's pharmacy benefit manager based on factors including utilization of drugs subject to rebate and contractual provisions with the pharmacy benefit manager. Any variance between actual rebate receipts and estimated amounts is recognized in the period that the Company becomes aware of the difference. Pharmacy rebates receivables are recorded as nonadmitted assets if they do not meet admissibility requirements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

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POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Premium deficiency reserves for MedicareAdvantage business are recognized when it is probable that the expected future benefit expenses, claim adjustment expenses, direct administration costs and indirect administration costs under a group of contracts will exceed anticipated future premiums over the remaining lives of the contracts and are recorded as aggregate health policy reserves. Indirect administration costs are considered in the development of the premium deficiency reserves. The methods for making such estimates and establishing such reserves are periodically reviewed and updated, and any adjustments are reflected as an increase or decrease in the reserves in the period in which the change in estimate is identified. Investment income is not considered in the calculation of the premium deficiency reserve.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

DEPOSIT-TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities ("DTLs") is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company's assessment of the realization of such DTAs. Refer to Note 15 for further discussion of the Company's income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

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INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Beginning in 2019, the Company entered into contracts with the Centers for Medicare and Medicaid Services ("CMS") to provide Medicare Advantage products resulting in approximately $0.5 million of premium written in 2019. Health insurance premiums are recognized when written. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company's Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non- insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company's financial statements as follows:

•The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit is reflected in the Company's financial statements.

•Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•The dividends-received-deduction ("DRD"), which is included in the Company's income tax expense, is calculated based upon the variable Separate Accounts' assets held in connection with variable contracts.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

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ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

The Company did not have any new accounting pronouncement changes during 2019.

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange-traded bond funds ("ETFs"). The Company has elected to use a documented systematic value measurement method for ETFs. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on how to determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the accounting for certain common stocks. In the prior periods impacted, net income was overstated and the change in unrealized capital gains (losses) was understated by $23.2 million. The correction of this error in the current year, net of tax, had no net impact on surplus. The Company did not have any corrections of errors during 2018.

2. RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.

The Company paid dividends to the Parent and received capital contributions from the Parent as described further in Note 16. The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

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Below are details of investments in subsidiaries and significant transactions with affiliates and other related parties.

Investments in Subsidiaries - Common Stocks

(In Thousands)
		Carrying Value
Entity	Type of Subsidiary	December 31,
		2019	2018
DLNY	Insurance	$398,539	$366,354
Lackawanna Casualty Company	Insurance	186,890	—
DL Reinsurance Company ("DLRC")	Insurance	3,371	32,357
Delaware Life Reinsurance (U.S.) Corp.	Insurance	21,342	21,557
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454
Total		$611,596	$421,722

OnApril 1, 2019, the Company acquired Lackawanna Casualty Company "LCC", a Pennsylvania domiciled worker's compensation insurance company, and its subsidiaries, Lackawanna American Insurance Company and Lackawanna National Insurance Company for a total cost of $171.7 million. The difference between the cost and the statutory value of the group purchased was recorded as goodwill totaling $61.2 million. At December 31, 2019, the admitted amount of unamortized goodwill was $56.6 million. The Company also contributed $2.5 million of additional capital to LCC in October 2019.

The Company values Clarendon Insurance Agency, Inc. ("Clarendon") as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2019 and 2018, the admitted amount was $1,454.0 thousand. The Company's Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates - Preferred Interests

In September 2018, DL Investment Holdings 2015-1, LLC ("DLIH 2015"), an affiliate and formerly a wholly-owned subsidiary, distributed $15.0 million of capital back to the Company. On December 28, 2018, DLIH 2015 amended and restated its Limited Liability CompanyAgreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC ("DLHP"), as a party to the agreement. As part of the restructuring, the Company received 255,000 Series A Preferred Units (non-voting interests) with a value of $255.0 million in exchange for the equity of DLIH 2015 that was held by the Company prior to the restructuring. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million in 2018. On December 31, 2019, the Company received a $15.8 million preferred dividend from DLIH 2015.

Investments in Affiliates - Other Invested Assets

The Company owns controlling membership interests in the following limited liability companies: DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DLService Holdings, LLC; DLPrivate Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC ("CSPCH"), Clear Spring Health Holdings, LLC ("CSHH"), Ellendale Insurance Agency, LLC ("Ellendale"); DLIH 2016; and DL Investment Holdings 2016-2, LLC. The values of certain of these limited liability companies without audited financial statements were non- admitted as of December 31, 2019 and December 31, 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Effective January 1, 2019, the Company and its subsidiary, DLIH 2016, initiated a hedging program arrangement related to the Company's FIA products. Under this arrangement, the Company transferred equity options to DLIH 2016 at fair value on January 1 and April 1, 2019, totaling $113.4 million and $63.0 million, respectively, in the form of capital contributions. The Company realized net losses of $7.8 million and $0.3 million on these transfers, respectively. During 2019, on behalf of DLIH 2016, the Company began purchasing and immediately transferring new FIA equity options to DLIH 2016 on an ongoing basis. $37.6 million of such purchases were transferred at fair value and were subsequently reimbursed by DLIH 2016. The Company reported no gains or losses on these transactions. All economic rights and responsibilities of the equity options transferred during 2019 belong to DLIH 2016. Additionally, DLIH 2016 began purchasing equity futures in 2019 as part of the FIA hedging program. The Company also contributed $10.0 million to DLIH 2016 in 2017.

During 2017, the Company purchased an 80% controlling interest in Clear Spring Property and Casualty Company (formerly SeaBright Insurance Company) ("CSP&C") through its indirect wholly-owned subsidiary, Clear Spring PCAcquisition Corp. CSP&C is a Texas domestic property and casualty insurance company. The Company invested a total of $48.8 million for the acquisition of CSP&C and for additional capital contributions during 2017. At December 31, 2019 and 2018, $2.7 million and $3.0 million of unamortized goodwill related to the purchase was reflected in the Company's carrying value of CSPCH.

During 2019, 2018 and 2017, the Company contributed $87.2 million, $8.5 million, and $2.0 million to its subsidiary health holding company, CSHH, of which $14.5 million was used by CSHH to purchase Clear Spring Health Insurance Company (formerly Corvesta Life Insurance Company) ("CSHIC") in April 2019, $2.0 million was used to purchase Community Care Alliance of Illinois, Inc. (formerly Community Care Alliance of Illinois, NFP) ("CCAI") in May 2019, and $3.5 million was used to purchase Eon Health Plan, LLC ("EHP") and its subsidiaries, Eon Health, Inc. (South Carolina) ("Eon SC") and Eon Health, Inc. (Georgia) ("Eon GA") in June 2018. The difference between the cost of these entities paid by CSHH and their statutory book values at the date of purchase resulted in goodwill. At December 31, 2019 and 2018, $20.6 million and $4.8 million of unamortized goodwill was reflected in the Company's carrying value of CSHH in schedule BA. During 2019 and 2018, CSHH contributed additional capital to its direct and indirect subsidiaries as follows:

(In Thousands)
Entity	2019	2018
Clear Spring Health of Illinois, Inc	$6,200	$—
Clear Spring Health (CO), Inc.	6,000	—
Clear Spring Health (VA), Inc.	6,500	—
Clear Spring Health (IL), Inc.	2,000	—
CSHIC	2,500	—
CCAI	24,100	—
Eon SC	3,402	3,000
Eon GA	7,298	2,000
Total	$58,000	$5,000

The Company values its investments in CSPCH and CSHH using the look-through approach described in SSAP No. 97 because CSPCH and CSHH are unaudited non-insurance holding companies. The Company calculates the value of its ownership interest in CSPCH and CSHH using the audited statutory value of their downstream insurance subsidiaries plus adjustments required by SSAP No. 97, such as unamortized goodwill. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

in the determination of the carrying values. The carrying values of CSPCH and CSHH were $36.0 million and $66.1 million, respectively at December 31, 2019, and $44.8 million and ($2.3) million, respectively, at December 31, 2018.

Dividends/Distributions

During 2019 and 2018, the Company received or accrued the following amounts from subsidiaries:

(In Thousands)
Date	Entity	Amount	Form	Asset Description
May 3, 2019	DLIH 2016	$25,000	Distribution	Cash
August 7, 2019	DLIH 2016	$5,000	Distribution	Cash
September 18, 2019	DLRC	$2,357	Ordinary dividend	Invested assets and cash
December 13, 2019	DLRC	$1,335	Extraordinary dividend	Cash
December 17, 2019	DLRC	$27,307	Return of capital	Invested assets and cash
December 31, 2019	DLIH 2016	$7,000	Distribution	Accrual
October 3, 2018	DLRC	$2,878	Ordinary dividend	Cash
December 10, 2018	Ellendale	$20,000	Distribution	Cash
December 18, 2018	DLNY	$20,312	Ordinary dividend	Cash
December 22, 2017	DLNY	$40,436	Ordinary dividend	Cash

Reinsurance-Related Agreements

During 2018, the Company had two reinsurance agreements with DLRC. Under one agreement, the Company cedes certain risks associated with the Company's variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the "VA Treaty"). Under the second agreement, the Company cedes a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the "FIA Treaty"). The VA Treaty and the FIA Treaty transferred hedging risks to DLRC, but did not transfer insurance risks. Both treaties were accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are accounted for as investment income (loss) on reinsurance deposit asset. The Company made changes in the hedging strategy during 2018 and certain hedges were excluded from or added to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

During 2019, the Company recaptured the FIA Treaty but maintained the VA Treaty as described above. DLRC, as reinsurer, consented to the recapture as required by the treaty. The recapture decreased both the reinsurance deposit asset and funds held under coinsurance associated with the FIA treaty by $724.4 million but had no effect on the surplus of the Company.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. "Investment expense (income) on funds held" represents amounts paid or received on hedging instruments that were ceded under the treaties, and for 2017 and 2016, ceded realized gains and losses on dispositions of hedging instruments. Beginning in 2018, the ceded realized gains and losses were reported in "Net realized capital gains (losses)".

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

"Investment income (expense) on funds held - unrealized" represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. "Investment income (loss) on reinsurance deposit asset" represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company's Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)			Treaty
			Impacts
		2019	2018	2017
Statements of Operations
Investment Income (Loss) on Reinsurance Deposit Asset		$(116,980)	$19,592	$(262,531)
Total Revenue		(116,980)	19,592	(262,531)
Investment Expense (Income) on Funds Held		(358,699)	123,723	(299,170)
Total Policyholder Benefits and Expenses		(358,699)	123,723	(299,170)
Net Realized Capital Gains (Losses)		83	(23,223)	—
Net (loss) income		241,802	(127,354)	36,639
Statements of Changes in Capital Stock and Surplus
Investment Income (Expense) on Funds Held - Unrealized		(241,802)	127,354	(36,639)
Net Change in Capital Stock and Surplus from
VA and FIA Treaties (excluding reinsurance fee)	$	— $	— $	—

In addition, the Company recognized a reinsurance deposit accounting asset of $371.0 million and $1,052.0 million at December 31, 2019 and 2018, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. ("Barbco"), an affiliate, under which it cedes risks associated with certain of the Company's in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company also has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company's in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2017, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. ("DLIAC") entered into a $40.0 million demand promissory note (the "DLIAC Note") with the Company. DLIAC's borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLIAC Note. In June 2019, the DLIAC Note was replaced with a new demand promissory note with the same terms and no commitment fee. There were no outstanding borrowings as of December 31, 2019 and 2018.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the "DLNY Note") with the Company. DLNY's borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. There were no outstanding borrowings as of December 31, 2019 and 2018.

As of December 31, 2019 and 2018, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas ("DBTCA"), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2019 and 2018 (the "Noteholders").

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2019, the Noteholders were as follows: Eisenhower LLC, EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Guggenheim Life and Annuity Company, Heritage Life Insurance Company, Midland National Life Insurance Company, Naismith LLC, North American Company for Life and Health Insurance, and Security Benefit Life Insurance Company.

The details of outstanding surplus notes at December 31, 2019 and 2018 were as follows (amounts in thousands):

						Interest Paid
					Principal/	Years Ended
Issue Date	Type	Rate	Maturity	Face Amount		December 31,
					Carrying Value	2019 and 2018
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563
				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder's ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company incurred $43.3 million of interest on the surplus notes for the years ended December 31, 2019, 2018 and 2017, respectively. Total interest paid from inception through December 31, 2019 was approximately $992.7 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest payments and the related accrual in the amount of $4.3 million at December 31, 2019 and 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Administrative Services Agreements

The Company has entered into various related-party agreements. The following agreements were in effect at December 31, 2019 and 2018:

The Company participates in the Group 1001 401(k) Savings Plan (the "401(k) Plan") (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualified under Section 401(k) of the Internal Revenue Code (the "IRC") and includes a retirement investment account feature (the "RIA") that qualifies under Section 401(a) of the IRC. The plan name change was effective January 1, 2019 when the sponsor was changed to Group 1001 Resources, LLC ("GOTO Resources") from Delaware Life Insurance Company. Expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.2 million, $2.3 million, and $2.1 million, respectively, for the years ended December 31, 2019, 2018 and 2017, of which $0.1 million was allocated to DLNY each of those years.

The Company has a management services agreement with DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $7.8 million, $9.4 million, and $8.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.4 million, and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon's business of supporting the wholesale distribution of the Company's variable insurance and annuity products. The Company also has a principal underwriter's agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.4 million, and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated under this agreement amounted to approximately $0.2 million for the years ended December 31, 2019, 2018 and 2017.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement were $0.6 million for each of the years ended December 31, 2019, 2018 and 2017.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies that includes DLNY, as described in Note 15.

The Company has an administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. ("DLOK"), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2019, 2018 and 2017.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company has a services and resource sharing agreement between the Company and EHP, pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment, administrative, information technology and other support functions. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC ("GOTO Advisory"), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a services and resource sharing agreement between the Company and CSHH pursuant to which the Company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the years ended December 31, 2019 and 2018.

The Company has a facilities use agreement between the Company and GOTO Resources dated January 1, 2019, pursuant to which the Company provides use of certain of its facilities to GOTO Resources. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and GOTO Resources, dated January 1, 2019, pursuant to which GOTO Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $85.4 million for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and Clear Spring Health Management Services, LLC ("CSHMS"), dated January 1, 2019, pursuant to which CSHMS provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. Amounts allocated under this agreement amounted to approximately $4.3 million for the year ended December 31, 2019.

The Company has a services and resource sharing agreement between the Company and CSHMS, dated January 1, 2019, pursuant to which the Company provides certain services and resources to CSHMS, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has an administrative services agreement between the Company and Delaware Life Marketing, LLC ("DLM"), dated January 1, 2019, pursuant to which the Company agrees to provide certain services and use of facilities to DLM. The services relate to the business of DLM. The primary business of DLM is the distribution of the Company's annuity products and related activities. No amounts were allocated under this agreement for the year ended December 31, 2019.

The Company has an amended and restated master agency agreement between the Company and DLM, dated January 1, 2019, pursuant to which DLM provides certain distribution and agent management services to the Company. Amounts allocated under this agreement amounted to approximately $11.8 million for the year ended December 31, 2019 and is included in commission expense in the Statutory Statement of Operations.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the "Sale Transaction"). In connection with the Sale Transaction, the Company's controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC ("GC") or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

LLC ("GPIM"), whereby GPIM provides investment management services for certain of the Company's investments. Expenses incurred under this agreement amounted to approximately $7.8 million, $5.8 million, and $4.2 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company had an investment services agreement with GPIM, which last payment for services was July 2018, whereby GPIM provided services to the Company with respect to certain General Account assets that GPIM did not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.2 million, and $2.9 million for the years ended, December 31, 2018 and 2017, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC ("GCREF"), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No expenses related to this agreement were incurred during 2019, 2018, or 2017.

The Company has a services agreement with Guggenheim Insurance Services, LLC ("GIS"), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $57.1 million, $65.5 million, and $58.6 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has a master agency agreement between the Company and Dunbarre Insurance Agency, LLC ("Dunbarre"), together with a related commission payment facility agreement and an assignment and assumption agreement, under which the Company authorized Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses incurred under this agreement amounted to approximately $11.1 million, $15.5 million, and $16.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company has a limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC ("GIA"), pursuant to which GIA provides investment advisory services to the Company. Expenses incurred under this agreement amounted to $0.1 million the year ended December 31, 2019. The Company did not incur expenses under this agreement for the year end December 31, 2018.

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2019, 2018 and 2017.

The Company had $103.4 million and $12.9 million due from affiliates, $15.1 and $0 due to affiliates, and $1.9 million and $19.0 million included in general expenses due or accrued to other related parties as of December 31, 2019 and 2018, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis. The $103.4 million includes a $100.0 million capital contribution receivable from its Parent described in Note 21.

Other

As of December 31, 2019, the Company held two short-term investments from affiliates, Armstrong STF IV, LLC ("Armstrong") and Wright STF III, LLC ("Wright"), totaling $200.0 million. The Company recorded $0.6 million of investment income in 2019 related to these investments, and the average yield was 5.7%. During 2018, the Company held other affiliated short-term investments purchased in 2017 from Armstrong and Wright as well as Marcy STF I, LLC and DLM (formerly Redfield STF II, LLC) that matured in 2018 resulting in no gain. The Company recorded $9.1 million and $15.5 million of investment income on these investments in 2018 and 2017, respectively, and the average yields were 7.4% and 7.35% in 2018 and 2017, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

During 2018, the Company purchased a short-term investment from an affiliate, WPH Holdings II Parent LLC ("WPH") totaling $256.0 million, and disposed of $171.0 million and $85.0 million of this investment in 2019 and 2018, respectively, resulting in no gain. $10.0 million of the $85.0 million 2018 disposal was sold to Aureum Reinsurance Company, Ltd. ("ARC") as part of a related-party transaction. During 2019, the Company acquired a short-term investment from WPH totaling $202.5 million that matured in 2019 resulting in no gain. The Company recorded $23.3 million and $13.8 million of investment income related to these short-term investments in 2019 and 2018, respectively, and the average yields were 8.0% in both 2019 and 2018.

The Company acquired $93.6 million of bonds and $9.8 million of mortgages from affiliates in 2019, including the invested assets received from DLRC capital transactions noted above, and received proceeds of $71.1 million from affiliates. During 2018, the Company received bond proceeds of $2.5 million from affiliates. Gains recognized on the transactions in 2019 and 2018 were immaterial.

The Company purchased $17.2 million and $7.7 million of bonds and received proceeds of $5 million and $721.4 million from bond sales from parties related to or managed by GC in 2019 and 2018, respectively. No gains and losses were recognized by the Company on these transactions in 2019, but $13.3 million of gains were recognized in 2018.

At December 31, 2019 and 2018, the Company had investments in affiliates and parties related to or managed by Guggenheim Capital, LLC, Inc. as follows:

Affiliated Investments excluding Investments in Subsidiaries:
		December 31,
(In Thousands)	2019		2018

Short-Term Investments		$200,000	$171,000
Bonds		67,000	59,766
Preferred Stocks		255,000	255,000
Commercial Mortgage Loans		8,831	—
Total		$530,831	$485,766

Non - Affiliated Related Parties and Guggenheim Managed Investments:
(In Thousands)		December 31,
	2019		2018
Bonds		$879,267	$817,359
Commercial Mortgages Loans		—	2,534
Common Stocks		44,333	54,773
Other Invested Assets		22,580	43,495
Total		946,180	918,161

During 2018 and 2017, the Company's wholly-owned subsidiary, DL Service Holdings, LLC, held company-owned life insurance ("COLI") policies on the lives of key executives of the Company issued by EquiTrust Life Insurance Company ("ELIC"), a former related party. These policies were surrendered during 2018, and the Company received cash equal to the net cash surrender value of $78.3 million.

In 2014, the Company issued private placement variable universal life ("PPVUL") policies to ELIC through a subsidiary single member limited liability company, IDF IX, LLC. During 2018, ELIC surrendered the policies with a total value of $255.8 million, and the Company demanded repayment of $182.4 million of related policy loans,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

including capitalized interest. In December 2018, prior to the settlement of the surrender and related policy loans, ELIC sold its rights to the cash surrender value of the PPVUL policies and its obligations of the related policy loans to an external party. As a result of the sale and subsequent settlement transactions, the Company exchanged the PPVUL policies for funding agreements at the same total value and received $166.2 million of corporate term loans and $16.2 million of cash to extinguish the policy loan debt assumed by the external party.

Guarantees

The Company, as successor to Keyport Life Insurance Company ("Keyport"), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company ("KBL") arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company's wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2019 and December 31, 2018 was approximately $193.0 million, and $207.9 million, respectively. At December 31, 2019 and 2018, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts ("MVA Contracts") issued by DLNY which include the option to earn a guaranteed fixed return for specified periods ("Guarantee Period"). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the "SEC"). Under the SEC's rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company's guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.3 million and $6.8 million at December 31, 2019 and 2018, respectively. There is no liability accrued for this guaranty.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. ("ML Pro") and certain affiliates of ML Pro (collectively, the "Guaranteed Parties") by certain subsidiaries of the Company that may be added to the guaranty (collectively, the "ML Customers"), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires February 2021. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $0.2 million as of December 31, 2019.

Pursuant to a Letter of Credit Facility Agreement between the Company and CSP&C, the Company was issued a $12.0 million irrevocable letter of credit effective September 30, 2019 by the Federal Home Loan Bank of Indianapolis (the "FHLB") on behalf of an unrelated party, and CSP&C pays the Company a facility fee.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

3.BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company's bonds and preferred stocks were as follows:

December 31, 2019

(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
Bonds:	Value	Gains	Losses	Fair Value

U.S. Governments	$525,871	$999	$(77)	$526,793
All Other Governments	11,434	505	(46)	11,893
U.S. States, Territories and	4,581	105	(15)	4,671
Possessions (Direct and Guaranteed)
U.S. Special Revenue and Special Assessment
Obligations and all Non-Guaranteed Obligations
of Agencies and Authorities of Governments	679,789	17,299	(1,886)	695,202
and Their Political Subdivisions
Industrial and Miscellaneous (Unaffiliated)	9,456,225	189,308	(81,190)	9,564,343
Hybrid Securities	171,443	11,366	(516)	182,293
Bond - Affiliated	67,000	—	—	67,000
SVO Identified Exchange Traded Funds	1,810	39	(20)	1,829
Total Bonds	$10,918,153	$219,621	$(83,750)	$11,054,024

Preferred Stocks	$769,767	$5,487	$(350)	$774,904

		December 31, 2018
(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$265,444	$163	$(1,577)	$264,030
All Other Governments	12,905	34	(260)	12,679
U.S. States, Territories and	3,732	35	(5)	3,762
Possessions (Direct and Guaranteed)
U.S. Special Revenue and Special
Assessment Obligations and all Non-
Guaranteed Obligations of Agencies and
Authorities of Governments and Their Political	254,762	5,096	(2,165)	257,693
Subdivisions
Industrial and Miscellaneous (Unaffiliated)	9,384,291	43,610	(355,599)	9,072,302
Hybrid Securities	167,960	1,432	(9,172)	160,220
SVO Identified Exchange Traded Funds	408,611	—	(31,727)	376,884
Total Bonds	$10,497,705	$50,370	$(400,505)	$10,147,570

Preferred Stocks	$566,677	$3,061	$(938)	$568,800

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2019
(In Thousands)	Statement	Estimated
	Value	Fair Value
Due in one year or less	$142,075	$142,771
Due after one year through five years	2,275,165	2,307,066
Due after five years through ten years	2,735,234	2,781,359
Due after ten years	2,218,025	2,286,797
SVO Identified Exchange Traded Funds	1,810	1,830
Total before asset and mortgage-backed securities	7,372,309	7,519,823
Asset and mortgage-backed securities	3,545,844	3,534,201
Total	$10,918,153	$11,054,024

Proceeds from sales and maturities of investments in bonds and preferred stock during 2019, 2018 and 2017, were $6.7 billion, $4.4 billion, and $8.0 billion, including non-cash transactions of $366.7 million, $375.4 million, and $195.8 million, respectively; gross gains were $66.4 million, $41.4 million, and $63.6 million respectively; and gross losses were $34.8 million, $77.2 million, and $22.9 million, respectively.

The Company had unfunded commitments for future fixed income fundings of $1,134.9 million and $1,083.7 million as of December 31, 2019 and 2018 respectively.

Bonds included above with a statement value of approximately $5.2 million for the years ended December 31, 2019 and 2018 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 96.7% and 97.8% of the Company's total bonds as of December 31, 2019, and 2018, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. Aportion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company's preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities ("LBSS") in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2019, 2018 and 2017 on LBSS held as of December 31, 2019, 2018 and 2017, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer's ability to meet current and future interest and principal payments, an evaluation of the issuer's financial position and its near-term recovery prospects, difficulties being experienced by an issuer's parent or affiliate, and management's assessment of the outlook for the issuer's sector. In making these evaluations, the asset valuation committee exercises considerable judgment. Based on the Asset Valuation Committee's evaluation, issues or issuers are considered for inclusion on one of the Company's following credit lists:

"Monitor List" - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

"Watch List" - There is a preponderance of likelihood that either interest or principal will not be received according to the committee's expectations and may result in an impairment or write-offs.

"Impaired List" - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company's Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2019, 2018 and 2017, the Company incurred write-downs of bonds totaling $0, $5.8 million, and $27.9 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management's evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer's financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management's evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31,

2019 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more				Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
Bonds:	#	Value	Losses	#	Value	Losses	#	Value	Losses

U.S. Governments	3	$405,016	$(77)	—	$—	$—	3	$405,016	$(77)
All Other Governments	1	102	(1)	1	4,218	(45)	2	4,320	(46)
U.S. States, Territories and
Possessions (Direct and	2	2,985	(15)	—	—	—	2	2,985	(15)
Guaranteed)
U.S. Special Revenue and
Special Assessment Obligations
and all Non-Guaranteed
Obligations of Agencies and
Authorities of Governments and	29	220,710	(1,881)	3	389	(6)	32	221,099	(1,887)
Their Political Subdivisions
Industrial and Miscellaneous	111	1,399,329	(19,048)	86	971,377	(62,141)	197	2,370,706	(81,189)
(Unaffiliated)
Hybrid Securities	2	5,418	(313)	2	5,259	(203)	4	10,677	(516)
SVO Identified Exchange Traded	—	—	—	1	827	(20)	1	827	(20)
Funds
Total Bonds	148	$2,033,560	$(21,335)	93	$982,070	$(62,415)	241	$3,015,630	$(83,750)

Preferred Stocks	3	$99,616	$(350)	—	$—	$—	3	$99,616	$(350)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31,

2018 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more				Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
Bonds:	#	Value	Losses	#	Value	Losses	#	Value	Losses

U.S. Governments	2	$4,891	$(82)	3	$256,308	$(1,495)	5	$261,199	$(1,577)
All Other Governments	2	250	(3)	3	10,906	(257)	5	11,156	(260)
U.S. States, Territories and
Possessions (Direct and	2	2,251	(5)	—	—	—	2	2,251	(5)
Guaranteed)
U.S. Special Revenue and
Special Assessment Obligations
and all Non-Guaranteed
Obligations of Agencies and
Authorities of Governments and	20	22,053	(436)	24	67,120	(1,729)	44	89,173	(2,165)
Their Political Subdivisions
Industrial and Miscellaneous	894	4,194,663	(167,435)	218	1,587,043	(188,163)	1,112	5,781,706	(355,598)
(Unaffiliated)
Hybrid Securities	28	91,258	(6,000)	5	36,135	(3,173)	33	127,393	(9,173)
SVO Identified Exchange Traded	—	—	—	3	376,884	(31,727)	3	376,884	(31,727)
Funds
Total Bonds	948	$4,315,366	$(173,961)	256	$2,334,396	$(226,544)	1,204	$6,649,762	$(400,505)

Preferred Stocks	3	$40,000	$(938)	—	$—	$—	3	$40,000	$(938)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.0 million as of December 31, 2019. This amount represented approximately one-tenth of a percent of the Company's total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company's overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value	Fair Value
		(excluding interest)
Residential Mortgage Backed Securities $	952	$952	$1,003
	$952	$952	$1,003

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.4 million as of December 31, 2018. This amount represented approximately one-tenth of a percent of the Company's total invested assets. The Company's overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value	Fair Value
		(excluding interest)
Residential Mortgage Backed Securities $	864	$864	$915
Structured Securities	500	500	504
	$1,364	$1,364	$1,419

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

5 GI Securities

The Company's overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

	Number of 5 GI Securities		Aggregate Book Adjusted		Aggregate Fair Value
Carry Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	—	1	$	— $	1	$	— $	2
Preferred	1	—		$255,000	$—		$255,000	$—
Stock
Total	1	1		$255,000	$1		$255,000	$2

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management's judgment, the mortgage loan's value is impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table shows the geographical distribution of the statement value of the Company's mortgage loan portfolio as of December 31, 2019 and 2018 (in thousands):

	2019	2018
Alabama	$3,143	$3,331
Arizona	9,854	2,352
California	132,444	73,401
Colorado	16,515	17,187
Connecticut	10,925	10,925
Florida	21,016	130
Georgia	10,927	10,813
Idaho	963	1,438
Illinois	25,000	48,523
Kansas	8,050	13,300
Kentucky	1,652	1,744
Louisiana	400	577
Maine	—	2,534
Massachusetts	5,684	979
Michigan	7,669	7,669
Minnesota	—	4,322
Missouri	493	—
Mississippi	—	2,567
New Jersey	3,690	5,426
New Mexico	3,849	4,125
New York	220,294	291,638
North Carolina	45,480	6,972
Nevada	15,610	—
Ohio	3,024	4,148
Oregon	5,872	5,202
Pennsylvania	5,478	3,011
South Carolina	20,010	1,535
Texas	8,010	7,323
Utah	3,133	3,549
Virginia	1,731	1,252
Washington	2,947	1,656
Wisconsin	2,923	43
Great Britain	12,057	8,995
General allowance for loan loss	(2,460)	(2,460)
Total Mortgage Loans on Real Estate	$606,383	$544,207

The Company had $91.6 million and $79.8 million of outstanding mortgage loan commitments on real estate as of December 31, 2019 and December 31, 2018 respectively.

The Company originated 59 mortgage loans and made additional investments after acquisition with a total cost of $299.5 million during the year ended December 31, 2019 with rates ranging from 4.59% to 7.18%. The Company originated nine mortgage loans and made four additional investments after acquisition with a total cost of $131.7 million during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%, and eighteen mortgage

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%. During the years ended December 31, 2019, 2018 and 2017, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property's value at the time the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan's effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan's effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2019 and 2018. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2019 and 2018. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2019 and 2018, the Company individually and collectively evaluated loans with a gross carrying value of $608.8 million and $546.7 million, respectively.

As of December 31, 2019 and 2018, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2019 and 2018.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2019
Recorded Investment
Current	$—	$—	$—	$—	$ 608,843	$—	$ 608,843
December 31, 2018
Recorded Investment
Current	$—	$—	$—	$—	$ 546,667	$—	$ 546,667

The Company did not have any mortgages accruing interest more than 90 days past due or with reduced interest during 2019 or 2018.

The Company did not have any investments in impaired loans during 2019 or 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Allowance for Credit Losses:

(In Thousands)

Balance at Beginning of Period

Additions Charged to Operations

Recoveries of Amounts Previously Charged Off  Balance at End of Period

2019           2018

$2,460      $ 2,460

——

——

$2,460      $ 2,460

The following table provides an aging of commercial mortgage loans as of December 31, 2019 and 2018, based on the recorded investment net of allowances for credit losses:

(In Thousands)
	2019		2018
Current		$608,843	$546,667
Total Allowance for Loan Loss		(2,460)	(2,460)
Total Mortgage Loans on Real Estate		$606,383	$544,207

The credit quality of the Company's mortgage loans is assessed by the debt service coverage ratio ("DSC") and loan to value ratio ('LTV"). The following table shows the recorded gross investment of the Company's mortgage loans aggregated by LTV and DSC as of December 31, 2019 and 2018.

		2019
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$147,090	$197,269	$60,425	$ 404,784
60%-69.99%	33,050	11,569	37,700	82,319
70%-79.99%	1,265	95,262	25,213	121,740
80% or greater	—	—	—	—
Total	$181,405	$304,100	$123,338	$ 608,843

		2018
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$188,015	$106,091	$87,531	$ 381,637
60%-69.99%	41,239	17,669	32,500	91,408
70%-79.99%	—	—	73,622	73,622
80% or greater	—	—	—	—
Total	$229,254	$123,760	$193,653	$ 546,667

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

5.REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONSACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company's internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company's other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the Company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)Type of Repurchase Trades Used

		1	2	3	4
		FIRST	SECOND	THIRD	FOURTH
a.	Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b.	Tri-Party (YES/NO)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(3) Original (Flow) & Residual Maturity

(In Thousands)		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Open - No Maturity	$25,000	$25,000	$25,000	$25,000
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	—	—	—	—
5.	> 1 Month to 3 Months	—	—	—	—
6.	> 3 Months to 1 Year	—	—	—	—
7.	> 1 Year	—	—	—	—
b. Ending Balance
1.	Open - No Maturity	$25,000	$25,000	$25,000	$25,000
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	—	—	—	—
5.	> 1 Month to 3 Months	—	—	—	—
6.	> 3 Months to 1 Year	—	—	—	—
7.	> 1 Year	—	—	—	—

(4)Counter Party, Jurisdiction and Fair Value (FV) Not applicable

(5)Securities "Sold" Under Repurchase - Secured Borrowing

(In Thousands)			FIRST		SECOND		THIRD		FOURTH
			QUARTER		QUARTER		QUARTER		QUARTER
a. Maximum Amount
1.	BACV		XXX		XXX		XXX		XXX
2.	Nonadmitted -		XXX		XXX		XXX		XXX
	Subset of BACV
		$		$		$		$
3.	Fair Value		26,745		27,667		26,314		25,425
b. Ending Balance
1.	BACV		$26,726		$26,731		$25,788		$25,086
2.	Nonadmitted -		XXX		XXX		XXX		XXX
	Subset of BACV
3.	Fair Value		26,745		27,667		26,314		25,425

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(6)Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)		NONE	NAIC 1	NAIC 2		NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$	— $	21,829	$3,257	$	— $	— $	— $	— $	—
Bonds - FV		—	22,114	3,311		—	—	—	—	—
LB & SS - BACV		—	—	—		—	—	—	—	—
LB & SS - FV		—	—	—		—	—	—	—	—
Preferred Stock - BACV		—	—	—		—	—	—	—	—
Preferred Stock - FV		—	—	—		—	—	—	—	—
Common Stock		—	—	—		—	—	—	—	—
Total Assets - BACV		—	21,829	3,257		—	—	—	—	—
Total Assets - FV		—	22,114	3,311		—	—	—	—	—

(7)Collateral Received - Secured Borrowing

(In Thousands)			FIRST	SECOND	THIRD	FOURTH
			QUARTER	QUARTER	QUARTER	QUARTER
Maximum Amount
1.	Cash	$	— $	— $	— $	—
2.	Securities (FV)		26,745	27,667	26,314	25,425
Ending Balance
1.	Cash	$	— $	— $	— $	—
2.	Securities (FV)		26,745	27,667	26,314	25,425

(8)Cash & Non Cash Collateral Received - Secured Borrowing by NAIC Designation

	(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash		$ — $	— $	— $	— $	— $	— $	— $	—
b. Bonds - FV		—	25,425	—	—	—	—	—	—
c. LB & SS - FV		—	—	—	—	—	—	—	—
d. Preferred Stock - FV		—	—	—	—	—	—	—	—
e. Common Stock		—	—	—	—	—	—	—	—
f.	Mortgage Loans - FV	—	—	—	—	—	—	—	—
g.	Real Estate - FV	—	—	—	—	—	—	—	—
h.	Derivatives - FV	—	—	—	—	—	—	—	—
i.	Other Invested Assets - FV	—	—	—	—	—	—	—	—
j.	Total Collateral Assets - FV	—	25,425	—	—	—	—	—	—
(Sum of a through i)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(9)Allocation of Aggregate Collateral by Remaining Contractual Maturity

	(in Thousands)	FAIR
VALUE
a.	Overnight and Continuous	$—
b.	30 Days or Less	—
c.	31 to 90 Days	—
d.	> 90 Days	25,425

(10)Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity Not applicable

(11)Liability to Return Collateral - Secured Borrowing (Total) Not applicable

REVERSE REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1)The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company's decision to do so will be dependent on the Company's liquidity needs and their assessment of the counterparty and collateral's performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company's discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with the transactions.

(2) Type of Repurchase Trades Used

		1	2	3	4
		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a.	Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b.	Tri-Party (Yes/No)	No	No	No	No

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

3) Original (Flow) & Residual Maturity

(In Thousands)		FIRST	SECOND	THIRD	FOURTH
		QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Open - No Maturity	$—	$—	$—	$—
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	34,000	10,599	7,670	—
5.	> 1 Month to 3 Months	11,175	20,014	18,844	7,074
6.	> 3 Months to 1 Year	334,909	309,909	299,909	334,909
7.	> 1 Year	25,000	25,000	25,000	—
b. Ending Balance
1.	Open - No Maturity	$—	$—	$—	$—
2.	Overnight	—	—	—	—
3.	2 Days to 1 Week	—	—	—	—
4.	> 1 Week to 1 Month	34,000	9,434	7,670	—
5.	> 1 Month to 3 Months	11,175	10,000	—	5,880
6.	> 3 Months to 1 Year	300,909	299,909	201,909	334,909
7.	> 1 Year	—	25,000	25,000	—

(4)Counter Party, Jurisdiction and Fair Value (FV) Not applicable

(5)Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

(In Thousands)	FIRST	SECOND	THIRD	FOURTH
	QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum	$428,269	$425,911	$424,095	$421,503
Amount
b. Ending	426,630	424,453	287,249	420,011
Balance

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

(6) Securities Acquired Under Repurchase - Secured Borrowing by NAIC Designation

	1	2	3	4	5	6	7	8
(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	NONADMITTED
Bonds - FV	$394,736	$25,275	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets -	—	—	—	—	—	—	—	—
FV
Total Assets	$394,736	$25,275	$—	$—	$—	$—	$—	$—

(7)Collateral Pledged - Secured Borrowing Not applicable

(8)Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity Not applicable

(9)Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity Not applicable

(10)Recognized Liability to Return Collateral - Secured Borrowing (Total)

Not applicable

6.INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

		Years Ended December 31,
	2019		2018	2017
(In Thousands)
Realized Gains (Losses):
Bonds		$31,542	$(41,605)	$12,901
Preferred Stocks		8	23	(46)
Common Stocks		3,530	566	—
Mortgage Loans		48	374	(57)
Cash, Cash Equivalents and Short-term Investments		—	—	155
Other Invested Assets		4,154	(54,476)	(590)
Other Hedging Investments		—	—	—
Derivative Instruments		88,153	16,576	27,896
Reinsurance Realized Gains (Losses)		83	(23,223)	—
Realized Capital Gains/(Losses) - other		(78,176)	—	—
Subtotal		49,342	(101,765)	40,259
Capital Gains Tax Expense		10,362	—	8,105
Net Realized Gains (Losses)		38,980	(101,765)	32,154
Losses (Gains) Transferred to IMR (Net of Taxes)		$(34,440)	$91,199	$(8,109)
Total		$4,540	$(10,566)	$24,045

	Years Ended December 31,
	2019	2018	2017
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses)
Net of Deferred Income Tax:
Bonds	$(163)	$(38)	$(77)
Common Stocks of Non-affiliates	(7,791)	(2,144)	(1,473)
Common Stocks of Affiliates	45,453	(14,004)	(33,845)
Preferred Stocks	(41)	77,368	—
Derivative Instruments	101,770	(72,222)	26,171
Other Hedging Investments	67,196	(26,744)	7,694
Other Invested Assets	60,980	(68,093)	(115,335)
Unrealized Capital Gains/(Losses) - Other	78,176	—	—
Tax Rate change impact	—	—	21,140
Total	$345,580	$(105,877)	$(95,725)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The deferred tax (benefit) reflected in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($41.5) million, $26.6 million, and ($21.6) million at December 31, 2019, 2018 and 2017, respectively.

In 2015, the Company implemented a public bond trading strategy which resulted in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7 million, respectively, for the year ended December 31, 2018, and $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017. The public bond strategy was discontinued and no related transactions occurred during 2019. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.3 million and $9.0 million for the years ended 2018 and 2017, respectively.

7. NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Bonds (Unaffiliated)	$577,949	$426,102	$359,474
Bonds (Affiliated)	2,634	—	—
Preferred Stocks (Unaffiliated)	46,447	21,777	14,351
Preferred stocks (affiliated)	15,826	—	—
Common Stocks (Unaffiliated)	10,307	13,033	23,086
Common Stocks (Affiliated)	3,693	23,190	40,436
Mortgage Loans	40,928	36,349	27,277
Contract Loans	17,535	28,459	29,563
Cash, Cash Equivalents and Short-term Investments	72,290	65,998	47,434
Derivative Instruments	(348,490)	133,172	(285,985)
Other Invested Assets	58,573	43,933	27,054
Other Investment Income	3,726	—	—
Gross Investment Income	501,418	792,013	282,690
Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(31,246)	(29,586)	(34,729)
Net Investment Income	$426,912	$719,167	$204,701

The Company's policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2019 and 2018.

8.DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company's fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

as well as the guaranteed minimum death and living benefit features of the Company's variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange ("FX") rates.

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new FIA products with OTC options utilizing the Cash Return on Capital Invested, Sector III, and MAA indices. Fair value change in the options embedded within the policies are recorded in income. The OTC options were designated as fair value hedges with changes in fair value also recorded in income through September 30, 2018. On October 1, 2018, the Company elected to discontinue hedge accounting and de-designate the options and offsetting liabilities as hedge pairs. As a result, changes in the fair value of these options from October 1, 2018 to December 31, 2018 were recorded as unrealized losses in surplus. As described further in Note 2, in January 2019, the Company transferred equity options related to the FIA hedging program to DLIH 2016.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2019 and 2018, the Company pledged $150.9 million and $208.1 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2019 and 2018, counterparties pledged to the Company $234.2 million and $144.4 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows:

		Outstanding at
		December 31, 2019
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$5,842,202	$219,118	$—	$219,118
Currency Swaps	9,459	892	—	892
FX Forwards	29,900	90	—	90
Payor Swaptions	800,000	55	7,890	(7,835)
Total	$6,681,561	$220,155	$7,890	$212,265

		Outstanding at
		December 31, 2018
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$4,478,512	$9,315	$—	$9,315
Currency Swaps	152,157	25,594	—	25,594
Credit Default Swaps	30,500	1,420	1,622	(202)
FX Forwards	4,216	91	—	91
Payor Swaptions	800,000	863	7,890	(7,027)
Equity Index Options	1,699,337	147,679	84,957	62,722
Total	$7,164,722	$184,962	$94,469	$90,493

At December 31, 2019 and 2018, open futures contracts had a notional value of $1,621.8 million and $2,232.6 million and a fair value of ($2.4) million and ($11.8) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions ("RSATs") which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2019 or 2018.

9. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $245.6 million and $247.0 million at December 31, 2019 and 2018, respectively.

The Company ceded certain risks during 2019 and 2018 to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company's individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2019, premiums ceded under the treaty were $156.0 million, and benefits ceded (including policy surrenders) were $1.6 billion. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $1.9 billion.

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Premiums and Annuity Considerations:
Direct	$2,616,422	$2,735,942	$2,079,789
Ceded - Affiliated	(28,989)	(22,573)	(29,101)
Ceded - Non-affiliated	(175,149)	(13,027,440)	(17,295)
Net Premiums and Annuity Considerations	$2,412,284	$(10,314,071)	$2,033,393
Insurance and Other Individual Policy Benefits and Claims:

Direct	890,010	862,511	806,146
Assumed - Non-affiliated	6,584	4,214	4,182
Ceded - Affiliated	(29,416)	(22,493)	(26,772)
Ceded - Non-affiliated	(409,260)	(411,682)	(25,515)
Net Policy Benefits and Claims	$457,918	$432,550	$758,041

10. RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2019 and 2018, the Company had $9.5 million and $10.9 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.0 million and $3.1 million as of December 31, 2019 and 2018, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, there were no significant reserve changes as of December 31, 2019 and 2018.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

11.WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2019

A. INDIVIDUAL ANNUITIES

		Separate	Separate
	General	Account		Total
(In Thousands)		with	Account		% of Total
	Account	Guarantees	Nonguaranteed	12/31/2019

1Subject to Discretionary Withdrawal:

	a	With Market Value	$9,647,895	$269,928	$—	$9,917,823	76.244%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	946,115	—	—	946,115	7.273%
		More
	d	At Fair Value	—	—	746,664	746,664	5.740%
	d	Total with Adjustment or at	10,594,010	269,928	746,664	11,610,602	89.257%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	1,092,112	—	—	1,092,112	8.396%
		Adjustment)
2	Not Subject to Discretionary		272,214	—	33,079	305,293	2.347%
	Withdrawal
3	Total (Gross: Direct and Assumed)		11,958,336	269,928	779,743	13,008,007	100.000%
4	Reinsurance Ceded		42,837	—	—	42,837
5	Total (Net)		$11,915,499	$269,928	$779,743	$12,965,170
	Amount included in A(1)b above that

	will move to A(1)e in the year after
6	the statement date.		$2,055	$—	$—	$2,055

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

B. GROUP ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2019
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$151,300	$—	$151,300	1.446%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1	—	—	1	—%
		More
	c	At Fair Value	—	—	10,029,726	10,029,726	95.887%
	d	Total with Adjustment or at	$1	$151,300	$10,029,726	$10,181,027	97.333%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	39,702	—	—	39,702	0.380%
		Adjustment)
2	Not Subject to Discretionary		239,236	—	—	239,236	2.287%
	Withdrawal
3	Total (Gross: Direct and		$278,939	$151,300	$10,029,726	$10,459,965	100.000%
	Assumed)
4	Reinsurance Ceded		—	—	—	—
5	Total (Net)		$278,939	$151,300	$10,029,726	$10,459,965
	Amount included in B(1)b above
	that will move to B(1)e in the
6	year after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

C. DEPOSIT-TYPE CONTRACTS

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2019
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$—	$—	$—	—%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	—	—	—	—	—%
		More
	c	At Fair Value	—	—	288,617	288,617	30.039%
	d	Total with Adjustment or at	$—	$—	$288,617	$288,617	30.039%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	—	—	—	—	—%
		Adjustment)
2	Not Subject to Discretionary		672,205	—	—	672,205	69.961%
	Withdrawal
3	Total (Gross: Direct and Assumed)		$672,205	$—	$288,617	$960,822	100.000%
4	Reinsurance Ceded		360	—	—	360
5	Total (Net)		$671,845	$—	$288,617	$960,462
	Amount included in C(1)b above
	that will move to C(1)e in the year
6	after the statement date.		$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

December 31, 2018

A. INDIVIDUAL ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$8,024,252	$326,391	$—	$8,350,643	71.995%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1,052,278	—	—	1,052,278	9.072%
		More
	c	At Fair Value	—	—	675,896	675,896	5.827%
	d	Total with Adjustment or at	9,076,530	326,391	675,896	10,078,817	86.894%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	1,227,772	—	—	1,227,772	10.585%
		Adjustment)
2	Not Subject to Discretionary		268,068	—	24,345	292,413	2.521%
	Withdrawal
3	Total (Gross: Direct +Assumed)		10,572,370	326,391	700,241	11,599,002	100.000%
4	Reinsurance Ceded		36,258	—	—	36,258
5	Total (Net)		$10,536,112	$326,391	$700,241	$11,562,744
	Amount included in A(1)b above
	that will move to A(1)e in the year
6	after the statement date.		$4,275	$—	$—	$4,275

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

B. GROUP ANNUITIES

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$140,925	$—	$140,925	1.388%
		Adjustment
		At Book Value Less Current
	b	Surrender Charge of 5% or	1	—	—	1	—%
		More
	c	At Fair Value	—	—	9,717,079	9,717,079	95.696%
	e	Total with Adjustment or at	1	140,925	9,717,079	9,858,005	97.084%
		Market Value
		At Book Value Without
		Adjustment
		(Minimal or no Charge or	40,923	—	—	40,923	0.403%
		Adjustment)
2	Not Subject to Discretionary		255,126	—	—	255,126	2.513%
	Withdrawal
3	Total (Gross: Direct +Assumed)		296,050	140,925	9,717,079	10,154,054	100.000%
4	Reinsurance Ceded		—	—	—	—
5	Total (Net)		$296,050	$140,925	$9,717,079	$10,154,054
	Amount included in B(1)b above
6	that will move to B(1)e in the		$—	$—	$—	$—
	year after the statement date.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

C. DEPOSIT-TYPE CONTRACTS

				Separate	Separate
			General	Account		Total
	(In Thousands)			with	Account		% of Total
			Account	Guarantees	Nonguaranteed	12/31/2018
1	Subject to Discretionary
	Withdrawal:
	a	With Market Value	$—	$—	$—	$—	—%
		Adjustment
		At Book Value Less Current
		Surrender Charge of 5% or	—	—	—	—	—%
	b More
	c	At Fair Value	—	—	278,290	278,290	36.882%
	d	Total with Adjustment or at	—	—	278,290	278,290	36.882%
		Market Value
	e	At Book Value Without
		Adjustment
		(Minimal or no Charge or	—	—	—	—	—%
		Adjustment)
2	Not Subject to Discretionary		476,260	—	—	476,260	63.118%
	Withdrawal
3	Total (Gross: Direct +Assumed)		476,260	—	278,290	754,550	100.000%
4	Reinsurance Ceded		388	—	—	388
5	Total (Net)		$475,872	$—	$278,290	$754,162
	Amount included in C(1)b above
6	that will move to C(1)e in the		$—	$—	$—	$—
	year after the statement date.

12. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products, Separate Account with Guarantees products and Separate Account Nonguaranteed products were as follows:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

December 31, 2019				General Account		Separate Account - Guaranteed and
							Nonguaranteed
	(In Thousands)		Account	Cash Value	Reserve	Account Value	Cash Value	Reserve
			Value
	Subject to discretionary withdrawal,
A. surrender values, or policy loans:
	(1)	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	(2)	Universal Life	45,937	45,989	47,443	—	—	—
	(3)	Universal Life with Secondary	—	—	—	—	—	—
		Guarantees
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with	—	—	—	—	—	—
		Secondary Guarantees
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value	—	—	—	—	—	—
		Life Insurance
	(8)	Variable Life	16,884	16,884	16,884	43,974	44,596	44,596
	(9)	Variable Universal Life	406,603	414,076	413,560	7,555,852	7,555,852	7,551,874
	(10)	Miscellaneous Reserves	794,871	794,602	796,015	—	—	—
B.	Not subject to discretionary withdrawal or
	not cash values
	(1)	Term Policies with Cash Value	XXX	XXX	282	XXX	XXX	—
	(2)	Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
	(3)	Disability - Active Lives	XXX	XXX	8	XXX	XXX	—
	(4)	Disability - Disabled Lives	XXX	XXX	467	XXX	XXX	—
	(5)	Miscellaneous Reserves	XXX	XXX	19,403	XXX	XXX	—
C. Total (gross: direct + assumed)			1,264,295	1,271,551	1,294,063	7,599,826	7,600,448	7,596,470
D. Reinsurance Ceded			285,848	287,986	309,869	—	—	—
E.	Total (net) (C)- (D)		$978,447	$983,565	$984,194	$7,599,826	$7,600,448	$7,596,470

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

December 31, 2018				General Account		Separate Account - Guaranteed and
							Nonguaranteed
	(In Thousands)		Account	Cash Value	Reserve	Account Value	Cash Value	Reserve
			Value
	Subject to discretionary withdrawal,
A. surrender values, or policy loans:
	(1)	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	(2)	Universal Life	48,304	48,361	49,841	—	—	—
	(3)	Universal Life with Secondary	—	—	—	—	—	—
		Guarantees
	(4)	Indexed Universal Life	—	—	—	—	—	—
	(5)	Indexed Universal Life with	—	—	—	—	—	—
		Secondary Guarantees
	(6)	Indexed Life	—	—	—	—	—	—
	(7)	Other Permanent Cash Value	—	—	—	—	—	—
		Life Insurance
	(8)	Variable Life	17,589	17,589	17,589	37,632	37,632	37,632
	(9)	Variable Universal Life	417,685	429,022	432,347	7,343,456	7,343,456	7,338,105
	(10)	Miscellaneous Reserves	826,921	826,267	827,789	—	—	—
B.	Not subject to discretionary withdrawal or
	not cash values
	(1)	Term Policies with Cash Value	XXX	XXX	260	XXX	XXX	—
	(2)	Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
	(3)	Disability - Active Lives	XXX	XXX	3	XXX	XXX	—
	(4)	Disability - Disabled Lives	XXX	XXX	508	XXX	XXX	—
	(5)	Miscellaneous Reserves	XXX	XXX	22,691	XXX	XXX	—
C. Total (gross: direct + assumed)			1,310,499	1,321,239	1,351,029	7,381,088	7,381,088	7,375,737
D. Reinsurance Ceded			287,165	291,420	313,064	—	—	—
E.	Total (net) (C)- (D)		$1,023,334	$1,029,819	$1,037,965	$7,381,088	$7,381,088	$7,375,737

13. SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in "Aggregate reserve for the life contracts" in the Company's Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company's Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•Variable Life

•Variable Annuity

•MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company's General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of "legally insulated" vs. "not legally insulated" is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $20,832.3 million and $21,177.8 million as of December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, the Company's Separate Account statements, included legally insulated assets of $20,321.9 million and $20,542.8 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2019 were attributed to the following products:

Product	Legally Insulated	Not - Legally	Total
	Assets	Insulated Assets
(In Thousands)
Variable Life	$9,103,259	$—	$9,103,259
Variable Annuity	11,218,651	—	11,218,651
MVA Annuity	—	510,398	510,398
Total	$20,321,910	$510,398	$20,832,308

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of "Net transfers (from) or to Separate Accounts net of reinsurance." The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $18,694.6 million and $18,071.3 million of non-guaranteed Separate Account reserves and $421.2 million and $467.3 million of guaranteed Separate Account reserves as of December 31, 2019 and 2018, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $171.8 million, $179.3 million, and $206.1 million were received by the General Account from the Separate Accounts during the years ended December 31, 2019, 2018 and 2017, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

For the years ended December 31, 2019, 2018 and 2017, the Company's General Account paid $69.8 million, $62.9 million, and $84.0 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2019 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguarantee
	Less than/	Separate
	Equal to 4%	Accounts	Total
Premiums, Considerations or
Deposits for Year Ended 12/31/2019	$26,357	$190,962	$217,319
Reserves at 12/31/2019
For Accounts with Assets at:
Fair Value	156,589	18,694,557	18,851,146
Amortized Cost	264,640	—	264,640
Total Reserves	$421,229	$18,694,557	$19,115,786
By Withdrawal Characteristics:

With Market Value Adjustment	$421,229	$—	$421,229
At Fair Value	—	18,661,478	18,661,478
Subtotal	421,229	18,661,478	19,082,707
Not Subject to Discretionary	—	33,079	33,079
Withdrawal
Total	$421,229	$18,694,557	$19,115,786

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

An analysis of the Separate Account reserves as of December 31, 2018 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, Considerations or
Deposits for Year Ended 12/31/2018	$11,608	$186,607	$198,215
Reserves at 12/31/2018
For Accounts with Assets at:
Fair Value	147,437	18,071,347	18,218,784
Amortized Cost	319,879	—	319,879
Total Reserves	$467,316	$18,071,347	$18,538,663
By Withdrawal Characteristics:

With Market Value Adjustment	$467,316	$—	$467,316
At Fair Value	—	18,047,002	18,047,002
Subtotal	467,316	18,047,002	18,514,318
Not Subject to Discretionary	—	24,345	24,345
Withdrawal
Total	$467,316	$18,071,347	$18,538,663

Below is the reconciliation of "Net Transfers (from) or to Separate Accounts net of reinsurance" in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2019	2018	2017
Transfers to Separate Accounts	$217,318	$198,215	$152,254
Transfers (from) Separate Accounts	(1,831,011)	(2,468,733)	(2,172,432)
Net Transfers (from) Separate Accounts
net of reinsurance in the Statement of	$(1,613,693)	$(2,270,518)	$(2,020,178)
Operations

14. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Financial assets and liabilities recorded at fair value in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•Quoted prices for similar assets or liabilities in active markets,

•Quoted prices for identical or similar assets or liabilities in non-active markets,

•Inputs other than quoted market prices that are observable, and

•Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's assets and liabilities measured at fair value were classified by these levels as of December 31,

2019 as follows:

(In Thousands)

Description for Each Class of Asset or				Net Asset
	Level 1	Level 2	Level 3	Value	Total
Liability				("NAV")
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,654	$166,214	$—	$167,868
Bonds - Unaffiliated (b)					—
Asset-backed Securities	—	—	862	—	862
Industrial and Miscellaneous	—	1	—	—	1
Derivative Assets (d)					—
Interest Rate Contracts	229,582	94,771	—	—	324,353
Equity Contracts	779		—	—	779
Foreign Exchange Contracts	—	982	—	—	982
Separate Accounts Assets (c) (e)	12,672,123	6,338,379	274,378	181,390	19,466,270
Total Assets at Fair Value	$12,902,484	$6,435,787	$441,454	$181,390	$19,961,115
Liabilities at Fair Value:

Separate Accounts (c)	$—	$—	$—	$—	$—
Derivative Liabilities (d)
Interest Rate Contracts	(104,066)	—	—	—	(104,066)
Equity Contracts	(1,767)	—	—	—	(1,767)
Foreign Exchange Contracts	(1,414)	—	—	—	(1,414)
Total Liabilities at Fair Value	$(107,247)	$—	$—	$—	$(107,247)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The Company's assets and liabilities measured at fair value were classified by these levels as of December 31,

2018 as follows:

(In Thousands)

Description for each class of asset or	Level 1	Level 2	Level 3	NAV	Total
liability
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,856	$168,640	$—	$170,496
Bonds - Unaffiliated (b)
Asset-backed Securities	—	—	1,068	—	1,068
Derivative Assets (d)					—
Interest Rate Contracts	45,885	21,247	—	—	67,132
Equity Contracts	93	147,679	—	—	147,772
Foreign Exchange Contracts	—	25,684	—	—	25,684
Separate Accounts Assets (c) (e)	12,356,549	5,656,089	323,517	179,611	18,515,766
Total Assets at Fair Value	$12,402,527	$5,852,555	$493,225	$179,611	$18,927,918
Liabilities at Fair Value:

Separate Accounts (c) (e)	$—	$(28,142)	$—	$—	(28,142)
Derivative Liabilities (d)
Interest Rate Contracts	(23,242)	(30,029)	—	—	(53,271)
Equity Contracts	(10,227)	—	—	—	(10,227)
Foreign Exchange Contracts	(1,622)	—	—	—	(1,622)
Total Liabilities at Fair Value	$(35,091)	$(58,171)	$—	$—	$(93,262)

(a)Common stocks are carried at fair value.

(b)Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.

(c)Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $948.2 million and $2,233.1 million of investment income and receivables due at December 31, 2019 and 2018, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)The derivatives included in the leveling descriptions are carried at fair value.

(e)Includes assets with a fair value of $181.4 million and $179.6 million at December 31, 2019 and 2018 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2019 or 2018, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed).

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company's assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2019 and December 31, 2018.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2019:

				Total Gains	Total
	Beginning		Transfers	and	Gains and					Ending
		Transfers		(Losses)	(Losses)
(In Thousands)	Balance at		Out of	Included in	Included in	Purchases	Issuances	Sales	Settlements	Balance at
	01/01/2019	Into Level 3	Level 3	Net Income	Surplus					12/31/2019
Assets:
Common Stock	$168,640	$—	$(19,948)	$3,601	$15,451	$101,376	$—	$(72,445)	$(30,461)	$166,214
Unaffiliated
Bonds - Unaffiliated:
Asset-backed	1,068	—	—	—	(206)	—	—	—	—	862
Securities
Separate Accounts	323,517	951	(261,568)	(127)	14,380	377,709	—	(145,390)	(35,094)	274,378
Assets
Total Assets	$493,225	$951	$(281,516)	$3,474	$29,625	$479,085	$—	$(217,835)	$(65,555)	$441,454

The following table is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the year ended December 31, 2018:

				Total Gains	Total
	Beginning		Transfers	and	Gains and					Ending
		Transfers		(Losses)	(Losses)
(In Thousands)	Balance at		Out of	Included in	Included in	Purchases	Issuances	Sales	Settlements	Balance at
	01/01/2018	Into Level 3	Level 3	Net Income	Surplus					12/31/2018
Assets:
Common Stock	$125,472	$—	$—	$—	$(13,956)	$70,470	$—	$(13,308)	$(38)	$168,640
Unaffiliated
Bonds -
Unaffiliated:
Asset-backed	1,118	—	—	—	(50)	—	—	—	—	1,068
Securities
Separate Accounts	653,171	27,077	(409,933)	236	(19,364)	117,200	16	(19,163)	(25,723)	323,517
Assets
Total Assets	$779,761	$27,077	$(409,933)	$236	$(33,370)	$187,670	$16	$(32,471)	$(25,761)	$493,225

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2019:

	Valuation	Significant			Weighted
		Unobservable	Fair Value	Range
	Techniques	Inputs			Average
(In Thousands)
Bonds - Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$862	21	21
Common Stocks	Matrix Pricing	Spreads	166,214	1-249	60
Separate Accounts Assets	Matrix Pricing	Spreads	18,123	46-112	103
	Market Pricing	Quoted Prices	1,014	101	101
	Matrix Pricing	Spreads	232,897	1-100	94
	Market Pricing	Quoted Prices	21,808	100-101	100
Total Assets			$440,918

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2018:

	Valuation	Significant			Weighted
		Unobservable	Fair Value	Range
	Techniques	Inputs			Average
(In Thousands)
Bonds - Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,068	25	25
Common Stocks	Market Pricing	Spreads	168,640	1-216	46
Separate Accounts assets	Market Pricing	Spreads	228,664	1-100	92
	Matrix Pricing	Spreads	7,359	94-103	100
	Market Pricing	Quoted Prices	20,156	40-106	100
	Market Pricing	Quoted Prices	34,492	91-104	98
Total assets			$460,379

There were no significant changes made in valuation techniques during 2019 and 2018.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company's financial instruments as of December 31, 2019:

(In Thousands)

								Not
	Aggregate	Statement						Practicable
Type of Financial Instrument			Level 1	Level 2		Level 3	NAV	(Carrying
	Fair Value	Value						Value)
Cash, Cash Equivalents and
Short-term Investments	$ 1,480,738	$ 1,480,742	$744,699	$ 736,039	$	— $	—	$—
Bonds	11,054,022	10,918,153	517,928	10,020,471		515,623	—	—
Preferred Stocks	774,903	769,767	—	394,415		380,488	—	—
Common Stocks	167,867	167,867	—	1,654		166,213	—	—
Mortgages Loans on Real Estate	612,899	606,383	—	—		612,899	—	—
Derivatives – Options and Swaptions	55	55	—	55		—		—
Derivatives – Swaps and Forwards	315,265	334,861	219,567	95,698		—	—	—
Derivatives - Futures	785	785	785	—		—	—	—
Contract Loans	470,431	400,939	—	—		470,431	—	—
Other Invested Assets (a)	542,208	544,323	—	7,028		474,967	60,213	—
Separate Account Assets	19,899,455	19,884,097	12,737,725	6,689,797		290,543	181,390	—
Contractholder Deposit Funds and	(736,725)	(671,845)	—	—		(736,725)	—	—
Other Policyholder Liabilities
Derivatives – Swaps and Forwards	(122,497)	(114,761)	(104,065)	(18,432)		—	—	—
Derivatives - Futures	(3,181)	(3,181)	(3,181)	—		—	—	—
Separate Account Liabilities	(288,617)	(288,617)	—	—		(288,617)	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table presents the estimated fair value and carrying amounts of the Company's financial instruments as of December 31, 2018:

(In Thousands)

							Not
	Aggregate	Statement					Practicable
Type of Financial Instrument			Level 1	Level 2	Level 3	NAV	(Carrying
	Fair Value	Value					Value)
Cash, Cash Equivalents and
Short-term Investments	$ 982,420	$ 982,422	$261,757	$ 720,663	$—	—	—
Bonds	10,147,570	10,497,705	255,301	8,810,613	1,081,656	—	—
Preferred Stocks	569,036	566,677	—	459,536	109,500	—	—
Common Stocks	170,496	170,496	—	1,856	168,640	—	—
Mortgages Loans on Real Estate	556,226	544,207	—	—	556,226	—	—
Derivatives – Options and Swaptions	148,542	148,542	—	148,542	—	—	—
Derivatives – Swaps and Forwards	95,083	101,890	49,015	46,068	—	—	—
Derivatives - Futures	93	93	93	—	—	—	—
Contract Loans	418,546	405,685	—	—	418,546	—	—
Other Invested Assets (a)	378,388	399,350	—	6	272,592	105,790	—
Separate Account Assets	18,912,208	18,944,772	12,363,762	6,005,960	362,875	179,611	—
Contractholder Deposit Funds and	(490,792)	(475,872)	—	—	(490,792)	—	—
Other Policyholder Liabilities
Derivatives – Swaps and Forwards	(68,674)	(65,470)	(23,242)	(45,431)	—	—	—
Derivatives - Futures	(11,849)	(11,849)	(11,849)	—	—	—	—
Separate Account Liabilities	(306,432)	(306,432)	—	(28,142)	(278,290)	—	—

(a)- Other invested assets include assets with a fair value of $60.2 million and $105.8 million at December 31, 2019 and 2018, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2019 and 2018, there were $126.1 million and $112.9 million of unfunded commitments for limited partnership investments, respectively.The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short- term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company's ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company's equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits ("LIHTCs"), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 13. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds - The fair values of the Company's General Account liabilities under investment- type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

15. FEDERAL INCOME TAXES

The application of SSAP No.101, "Income Taxes," requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2019 and December 31, 2018.

The components of the Company's DTAs and DTLs as of December 31, 2019 and December 31, 2018 were as follows:

(In Thousands)	December 31, 2019			December 31, 2018				Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax	$162,404	$55,355	$217,759	$172,389	$—	$172,389	$(9,985)	$55,355	$45,370
Assets
Statutory Valuation	—	—	—	—	—	—	—	—	—
Allowance Adjustments
Adjusted Gross	162,404	55,355	217,759	172,389	—	172,389	(9,985)	55,355	45,370
Deferred Tax Assets
Deferred Tax Assets	—	—	—	10,997	—	10,997	(10,997)	—	(10,997)
Nonadmitted
Subtotal Net Admitted	162,404	55,355	217,759	161,392	—	161,392	1,012	55,355	56,367
Deferred Tax Assets
Deferred Tax Liabilities	112,773	25,517	138,290	78,127	—	78,127	34,646	25,517	60,163
Net Admitted Deferred
Tax Assets / (Net	$49,631	$29,838	$79,469	$83,265	$—	$83,265	$(33,634)	$29,838	$(3,796)
Deferred Tax Liabilities)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table provides component amounts of the Company's calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)		December 31, 2019			December 31, 2018			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101

(a)Federal Income Taxes Paid in Prior Years Recoverable Through

Loss Carrybacks	$	— $	—	$—	$	— $	—	$— $	— $	—	$—
(b) Adjusted Gross
Deferred Tax Assets
Expected to Be Realized
(Excluding the amount of
Deferred Tax Assets
From 2(a) above) After
Application of the
Threshold Limitation.
(The Lesser of 2(b)1 and		57,163	30,719	87,882		83,265	—	83,265	(26,102)	30,719	4,617
2(b)2 Below)
1. Adjusted Gross
Deferred Tax Assets
Expected to be Realized
Following the Balance
Sheet Date.		57,163	30,719	87,882		83,265	—	83,265	(26,102)	30,719	4,617

2. Adjusted Gross
Deferred Tax Assets
Allowed per Limitation
Threshold.		XXX	XXX	225,506		XXX	XXX	214,328	XXX	XXX	11,178

(c) Adjusted Gross
Deferred Tax Assets
(Excluding the Amount
Of Deferred Tax Assets
From 2(a) and 2(b)
above) Offset by Gross		105,241	24,636	129,877		78,127	—	78,127	27,114	24,636	51,750
Deferred Tax Liabilities.
(d) Deferred Tax Assets
Admitted as the result of
application of SSAP No.
101.		$162,404	55,355	$217,759		$161,392	—	$161,392	$1,012	55,355	$56,367
Total (2(a) + 2(b) + 2(c))

								2019		2018
Ratio Percentage Used To Determine Recovery Period And Threshold								994%		923%
Limitation Amount
Amount Of Adjusted Capital And Surplus Used To Determine Recovery								$1,503,375		$1,472,020
Period And Threshold Limitation Above (In Thousands)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company's SSAP No. 101 calculation.

	December 31, 2019		December 31, 2018		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross
Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by
Tax Character as a Percentage.
Adjusted Gross Deferred Tax	$162,404	55,355	$172,389	—	$(9,985)	55,355
Assets
Percentage of Adjusted Gross
Deferred Tax Assets by Tax
Character Attributable to the	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Impact of Tax Planning Strategies
Net Admitted Adjusted Gross	$162,404	55,355	$161,392	—	$1,012	55,355
Deferred Tax Assets
Percentage of Net Admitted
Adjusted Gross Deferred Tax
Assets by Tax Character Because
of the Impact of Tax Planning	0.00%	0.00%	26.06%	0.00%	(26.06)%	0.00%
Strategies

The Company's tax planning strategies do not include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company's main components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31,	December 31,	December 31,
	2019	2018	2017
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(21,279)	$(3,553)	$(65,461)
Federal Income Tax Expense on Net Capital Gains	10,362	—	8,105
Current Income Tax (Benefit) Expense	$(10,917)	$(3,553)	$(57,356)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The main components of the Company's DTAs and DTLs as of December 31, 2019 and 2018 were as follows:

(In Thousands)	December 31,	December 31,	Change
	2019	2018
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$89,538	$97,382	$(7,844)
Investments	2,389	23,255	(20,866)
Deferred Acquisition Costs	28,246	22,997	5,249
Fixed assets	1,018	—	1,018
Compensation and benefits accrual	1,581	—	1,581
Receivables-nonadmitted	4,172	—	4,172
Net Operating Loss carry-forward	—	—	—
Tax credit carry-forward	33,288	—	33,288
Other (Including Items <5% of Total Ordinary Tax Assets)	2,172	28,755	(26,583)
Total Ordinary Deferred Tax Assets	$162,404	$172,389	$(9,985)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	10,997	(10,997)
Admitted Ordinary Deferred Tax Assets	$162,404	$161,392	$1,012
Capital:
Investments	55,355	—	55,355
Net Capital Loss Carry forward	—	—	—
Subtotal	55,355	—	55,355
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—
Admitted Capital Deferred Tax Assets	55,355	—	55,355
Admitted Deferred Tax Assets	$217,759	$161,392	$56,367
Deferred Tax Liabilities:
Ordinary
Investments	$61,445	$26,602	$34,843
Policyholder Reserves	51,328	51,525	(197)
Subtotal	$112,773	$78,127	$34,646
Capital:
Investments	25,517	—	25,517
Subtotal	25,517	—	25,517
Deferred Tax Liabilities	$138,290	$78,127	$60,163

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$83,265	$(3,796)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The change in net deferred income taxes was comprised of the following:

(In Thousands)
Description	December 31, 2019	December 31, 2018	Change
Total Deferred Tax Assets	$217,759	$172,389	$45,370
Total Deferred Tax Liabilities	138,290	78,127	60,163
Net Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$94,262	$(14,793)
Statutory Valuation Allowance	—	—	—
Net Deferred Tax Assets / Deferred Tax Liabilities	$79,469	$94,262	$(14,793)
Tax Effect of Unrealized (Gains)/Losses			41,549
Change in Net Deferred Income Tax			$(56,342)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2019, 2018 and 2017 were as follows:

(In Thousands)	December 31, 2019			December 31, 2018			December 31, 2017
		Tax	Effective		Tax Effect	Effective		Tax	Effective
Description	Amount	Effect @		Amount			Amount	Effect @
		21%	Tax Rate		@ 21%	Tax Rate		35%	Tax Rate
Net Income Before Taxes	$244,594	$51,365	17.5%	$205,802	$43,218	41.5%	$191,923	$67,173	28.9%
Pre-tax Capital Gains - Pre	49,342	10,362	3.5%	(101,765)	(21,370)	(20.5)%	40,259	14,091	6.1%
IMR
Dividends Received		(3,970)	(1.4)%		(16,026)	(15.4)%		(25,309)	(10.9)%
Deduction
Exhibit 5a adjustment		(1,352)	(0.5)%		—	— %		—	— %
Non-deductible Expenses		—	— %		60	0.1%		61	— %
Reversal of IMR		(1,670)	(0.6)%		(3,179)	(3.1)%		(8,981)	(3.9)%
Change in Non-admitted		(10,236)	(3.5)%		(2,576)	(2.5)%		881	0.4%
assets
Prior Year Over/Under		(492)	(0.2)%		2,083	2.0%		(8,058)	(3.5)%
Accrual
Tax Credit Adjustment		(15,369)	(5.2)%		—	— %		83,440	35.9%

Tax Differences in Wholly		16,694	5.7%		(32,785)	(31.5)%		(91,695)	(39.5)%
Owned Subsidiaries
Other		93	0.2%		5	— %		117	0.2%
Total Statutory Income Taxes		$45,425	15.5%		$(30,570)	(29.4)%		$31,720	13.7%
Federal Income Taxes
		$(10,917)	(3.7)%		$(3,553)	(3.4)%		$(57,356)	(24.7)%
Incurred
Change in Net Deferred		56,342	19.2%		(27,017)	(26.0)%		89,076	38.4%
Income Taxes
Total Statutory Income Taxes		$45,425	15.5%		$(30,570)	(29.4)%		$31,720	13.7%

At December 31, 2019, the Company had no net operating loss or capital loss carry forwards. At December 31, 2019, the Company had $19.5 million of foreign tax credit carry forward, which will begin to expire, if not utilized, in 2020. At December 31, 2019, the Company had $13.8 million of general business credit carry forwards, which will begin to expire, if not utilized, in 2029.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

As of December 31, 2019, the Company had no capital income tax expense in the preceding years that will be available for recoupment in the event of future losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

The Tax Cuts and Jobs Act ("the Act") repealed the corporate Alternative Minimum Tax (and its related credit) for tax years beginning after December 31, 2017. To the extent the Company possesses an AMT credit carryover as of that date, the Company is generally permitted to utilize the credit to the extent of the Company's regular tax liability for the year. In addition, for tax years 2018, 2019, and 2020, to the extent the Company's AMT credit carryover exceeds the Company's regular tax liability, 50% of the excess AMT credit carryover is refundable. Any remaining AMT credit carryover becomes completely refundable in 2021.

Below is a summary of the Company's 2019 activity related to its AMT credit carryover:

(In Thousands)

(1)Gross AMT Credit Recognized as:

	a. Current year recoverable	$1,683
	b. Deferred tax asset (DTA)	—
(2)	Beginning Balance of AMT Credit Carry forward	1,683
(3)	Amounts Recovered	—
(4)	Adjustments	—
(5)	Ending Balance of AMT Credit Carry forward (5=2-3-4)	1,683
(6)	Reduction for Sequestration	—
(7)	Nonadmitted by Reporting Entity	—
(8)	Reporting Entity Balance (8=5-6-7)	$1,683

Tax years prior to 2016 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service ( the "IRS") held open conference for tax years 2014 and 2015. The audit was closed in 2019 with no material changes. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits ("UTBs") as of December 31, 2019 and 2018. As of December 31, 2019, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2019 and December 31, 2018. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2019, 2018 and 2017. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2019 tax year with its wholly- owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

16.CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company's ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve- month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of:

(i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company's total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2019, April 2018, October 2017 and April 2017, the Company paid an ordinary dividend $200.0 million, $157.4 million, $100.0 million and $135.4 million, respectively, to the Parent. In October 2019, the Parent contributed $16.9 million to the Company in the form of an other invested asset which was nonadmitted at December 31, 2019. The Company received a capital contribution from the Parent during the first quarter of 2020 in the amount of $100.0 million, as described in Note 21.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $560.0 million and $256.0 million at December 31, 2019 and 2018, respectively.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2019 and 2018.

17.COMMITMENTS AND CONTINGENT LIABILITIES Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $128.0 million and $112.9 million as of December 31, 2019 and December 31, 2018, respectively.

In December 2018, the Company committed to pay $19.4 million of capital contributions to CSHH which were paid in the first quarter of 2019 and were included in the amounts disclosed in Note 2.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.1 million and $3.2 million for guaranty fund assessments as of December 31, 2019 and 2018, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2019 and 2018, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF's affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2019 and reported in the current financial statements:

•Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•Certain FHLB capital stock.

•Certain bonds on deposit with governmental authorities as required by law.

•Certain cash deposits held in a mortgage escrow account (see "Other restricted assets" below).

•Derivative cash collateral which was reported as cash equivalents (see "Assets pledged as collateral not captured in other categories" below).

•Certain cash collateral for brokerage margin.

•Cash held in a tax escrow account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

The following were restricted assets (including pledged assets):

(In Thousands)
			Current Year							Percentage
			Total					Total	Total		Admitted
	Total	G/A	Separate	S/A Assets						Gross
			Account			Total		Current	Current		Restricted
Restricted Asset	General	Supporting	(S/A)	Supporting			Increase/	Year Non	Year	Restricted	to Total
	Account	S/A	Restricted	G/A	Total	From		Admitted	Admitted	Total	Admitted
Category	(G/A)	Activity	Assets	Activity		Prior Year	(Decrease)	Restricted	Restricted	Assets	Assets
Subject to
Repurchase	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.07%	0.07%
Agreements
Subject to Reverse
Repurchase	340,789	—	—	—	340,789	347,813	(7,024)	—	340,789	0.9%	0.9%
Agreements
FHLB Capital Stock	30,690	—	—	—	30,690	16,425	14,265	—	30,690	0.08%	0.08%
On Deposit with	5,214	—	—	—	5,214	5,193	21	—	5,214	0.01%	0.01%
States
Pledged as Collateral
to FHLB (Including
Securities and
Commercial	610,287	—	—	—	610,287	603,517	6,770	—	610,287	1.61%	1.61%
Mortgage Loans)
Other Restricted	52,817	—	—	—	52,817	139,833	(87,016)	—	52,817	0.14%	0.14%
Assets
Total Restricted	$1,064,797	$—	$—	$—	$1,064,797	$1,137,781	$(72,984)	$—	$1,064,797	2.81%	2.81%
Assets

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

			Gross Restricted
(In Thousands)			Current Year						Percentage
			Total					Total		Admitted
	Total	G/A	Separate	S/A Assets					Gross
			Account			Total		Current		Restricted
Description of	General	Supporting	(S/A)	Supporting			Increase/	Year	Restricted	to Total
	Account	S/A	Restricted	G/A	Total	From		Admitted	Total	Admitted
Assets	(G/A)	Activity	Assets	Activity		Prior Year	(Decrease)	Restricted	Assets	Assets
Mortgage Escrow	$2,827	$—	$—	$—	$2,827	$3,430	$(603)	$2,827	0.01%	0.01%
Restricted Cash - Tax	—	—	—	—	—	11,280	(11,280)	—
Escrow									—	—
Restricted Cash -	49,990	—	—	—	49,990	125,123	(75,133)	49,990	0.13%	0.13%
Derivative Collateral
Total	$52,817	$—	$—	$—	$52,817	$139,833	$(87,016)	$52,817	0.14%	0.14%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2019, 2018 and 2017 were $2.4 million, $2.4 million, and $2.3 million, respectively, under this lease.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office. This lease expires on December 31, 2024. Rental expenses for 2019, 2018 and 2017 were $0.2 million under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2019, 2018 and 2017 were $0.4 million under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for a Chicago, Illinois office which expired July 29, 2018. The Company entered into a new sublease effective August 1, 2018 which expired on August 31, 2019. Effective September 1, 2019 , the Company entered into a thirteen-month lease agreement that expires on September 30, 2020. Rental expenses for 2019, 2018 and 2017 were $0.3 million under this sublease. A portion of these rental expenses are reimbursed by CSP&C.

Effective December 20, 2018, the Company entered into a lease agreement for a Chicago office that expires on May 31, 2025. Rental expense for 2019 was $83.0 thousand. Rental expense for 2018 was $0 due to the abatement of the first five months of rent. Effective January 2020, the Company entered into a lease agreement for additional space in this Chicago office that also expires on May 31, 2025. The rental expenses are reimbursed by CSHMS.

Effective June 1, 2019, the Company entered into a six-month lease agreement for a Chicago office that expired on November 30, 2019. The term was extended on a month-to-month basis after November 30, 2019 and the agreement was terminated in January 2020. Rental expenses for 2019 were $0.2 million. These rental expenses are reimbursed by CSHMS.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional four months with a monthly rental expense of approximately $18.8 thousand. Effective April 1, 2019, the Company renewed the lease for an additional 12 months with a monthly rental expense of approximately $17.9 thousand. Effective September 1, 2019, the Company assigned the lease to an affiliate, Gainbridge Insurance Agency, LLC.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York. The monthly rental expense is approximately $3.9 thousand. The lease expired February 28, 2019.

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on June 30, 2024. Rental payments commenced once the Company took possession of the space which was on March 6, 2019. The first three months of rent in 2019 were abated. Rental expense for 2019 was $0.1 million. These rental expenses are reimbursed by CSHMS.

Effective February 7, 2019 the Company entered into a lease agreement for a second office in Miramar, Florida that terminated on March 31, 2019. The rental expense for 2019 was $33.2 thousand and was reimbursed by

CSHMS.

Effective December 20, 2019 the Company entered into a one-year lease agreement for an office in Columbia, South Carolina with rent payments beginning in January 2020. These rental expenses will be reimbursed by

CSHMS.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

a.At December 31, 2019, future minimum aggregate rental commitments were as follows:

Year Ending	(In Thousands)
December 31,	Operating Leases
2020	$3,193
2021	3,076
2022	3,220
2023	1,831
2024	1,044
Aggregate Total All Future	$1,006
Years

18. DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the "Facility") with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. The Facility terminated on December 12, 2019. Borrowings under the Facility were available for general corporate purposes. Borrowings bore interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility had a 270 days rolling margin commitment. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2019, 2018, and 2017 were approximately $0.9 million, $0.9 million, and $1.7 million, respectively. There were no outstanding borrowings as of December 31, 2019 and 2018.

19. FEDERAL HOME LOAN BANK

The Company is a member of the FHLB. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in the Company's general operations would be accounted for as borrowed money. As indicated in Note 2, the FHLB also issued a $12.0 million letter of credit to the Company on behalf of an unrelated party effective September 30, 2019 with an initial expiration date of August 15, 2020. Collateral related to the letter of credit is included in the disclosures below. As of December 31, 2019 and 2018, respectively, there was $565.0 million and $365.0 million outstanding to the FHLB.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

FHLB Capital Stock
Aggregate Totals
						General		Separate
Year Ended 2019 (In Thousands)				Total		Account		Accounts
Membership Stock – Class A					$—	$	—	$—
Membership Stock – Class B					2,949		2,949	—
Activity Stock					23,016		23,016	—
Excess Stock					4,725		4,725	—
Aggregate Total					$30,690	$	30,690	$—
Actual or Estimated Borrowing Capacity as
					$747,256		XXX	XXX
Determined by the Insurer
Year Ended 2018 (In Thousands)
Membership Stock – Class A					$—	$	—	$—
Membership Stock – Class B					2,587		2,587	—
Activity Stock					13,838		13,838	—
Excess Stock					—		—	—
Aggregate Total					$16,425	$	16,425	$—
Actual or Estimated Borrowing Capacity as
					$471,449		XXX	XXX
Determined by the Insurer
Membership Stock (Class A and B) Eligible for Redemption
(In Thousands)
Membership	Current Year		Not Eligible		6 months to		1 to Less
			for			Less Than 6 Less Than 1		3 to 5 Years
stock	Total		Redemption	Months		Year	Than 3 Years
Class A	$	— $	— $		— $	— $	— $	—
Class B	2,949		2,949		—	—	—	—
Collateral Pledged to FHLB
Amount Pledged as of Reporting Date
							Carrying	Aggregate
(In Thousands)					Fair Value			Total
							Value	Borrowing
Current Year General Account Total Collateral Pledged						$868,893	$849,372	$565,000
Current Year Separate Accounts Total Collateral Pledged						—	—	—
Current Year Total General and Separate Accounts Total Collateral						868,893	$849,372	$565,000
Pledged					$

Prior Year End Total General and Separate Accounts Total Collateral						607,674	$603,518	$365,000
Pledged					$

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Maximum Amount Pledged During Reporting Period
			Carrying	Aggregate
(In Thousands)		Fair Value		Total
			Value	Borrowing
Current Year General Account Maximum Collateral Pledged		$922,781	$897,192	$565,000
Current Year Separate Accounts Maximum Collateral Pledged		91,551	90,924	—
Current Year Total General and Separate Accounts Maximum		$1,014,332	$988,116	$565,000
Collateral Pledged
Prior Year End Total General and Separate Accounts Total Collateral
		$644,799	$641,248	$365,000
Pledged
Borrowing from FHLB

Amount as of Reporting Date
Current Year (In Thousands)	Total	General	Separate	Funding
				Agreements
		Account	Accounts	Reserves
				Established
Debt	$—	$—	$—	XXX
Funding Agreements	565,000	565,000	—	508,480
Other	—	—	—	XXX
Aggregate Total	$565,000	$565,000	$—	$508,480

Prior Year (In Thousands)	Total	General	Separate	Funding
				Agreements
		Account	Accounts	Reserves
				Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	320,507
Other	—	—	—	XXX
Aggregate Total	$365,000	$365,000	$—	$320,507

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General	Separate
		Account	Accounts
Debt	$—	$—	$—
Funding Agreements	565,000	565,000	—
Other	—	—	—
Aggregate Total	$565,000	$565,000	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

FHLB - Prepayment Obligations

Does the Company have prepayment
Obligations under the following arrangements
(YES/NO)
Debt	NO
Funding Agreements	YES
Other	NO

20. Health Business

Beginning in 2019, the Company issued Medicare Advantage products in the states of Colorado, North Carolina and Virginia, resulting in approximately $0.5 million of premium written in 2019. There was no premium written in 2018 or 2017.

Retrospectively-Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospective premium adjustments for the Medicare Part D business in accordance with CMS regulations and using CMS formulas. Accrued retrospective premiums are recorded through written premium. The Company has Medicare Part D risk-corridor amounts related to Part D premiums. The amount of Medicare Part D direct premiums written subject to this retrospectively rated feature was $28.5 thousand for 2019 representing 6.0% of total direct health premiums written for 2019.

The Company has risk-adjustment amounts from CMS from Medicare Part C and Part D premiums. Medicare Part D premiums include payments from CMS for risk-sharing adjustments which are estimated quarterly based on claim experience, with final revenue adjustment determined and settlement with CMS in the year following the contract. The Company's Medicare Part C and Part D premiums are subject to redetermination by CMS based on risk factor scores of each member. The Company estimates premium adjustments for changes to health scores based on past experience. The Company recognizes periodic changes to risk-adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. All of the Company's direct health premiums written are subject to this redetermination feature.

The Company's actual loss ratios on the Medicare line of business were in excess of the minimum requirements and as a result no minimum medical loss ratio rebate was required to be established.

The Company did not write accident and health premiums in 2019 or 2018 subject to the risk-sharing provisions of the Affordable Care Act ("ACA").

Change in Incurred Losses and Loss Adjustment Expenses

There were no changes in methodologies or assumptions used in calculating the liability for unpaid losses and loss adjustment expenses. The Company did not write any health insurance business in 2018 or 2017 and therefore had no prior year development.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

__________________________________________________________________________________

The following table discloses paid claims, incurred claims, claims unpaid, aggregate health claim reserves, and health care receivables for the year ended December 31, 2019.

In thousands		2019
	Current Year	Prior Year	Total
Beginning of year claim reserve	Incurred	Incurred
	$—	$—	$—
Paid claims - net of health care	555	—	555
receivable
End of year claim reserve	131	—	131
Incurred claims excluding the	686	—	686
change in health care receivable
Beginning of year health care	—	—	—
receivable
End of year health care receivable	20	—	20
Total incurred claims	$666	$—	$666

Original estimates are increased or decreased as additional information becomes known regarding claim development experience.

The Company incurred claims adjustment expenses ("CAE") of $65.3 thousand in 2019. The Company did not incur or pay claim adjustment expenses in the current year that was attributable to prior years.

Premium Deficiency Reserves

		In thousands
1.	Liability carried for premium deficiency reserves		$679
2.	Date of the most recent evaluation of this liability		2/18/2020
3.	Was anticipated investment income utilized in the	Yes [	] No [ X ]
	calculation?

21. SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred from January 1, 2020 to April 27, 2020, the date the financial statements were issued.

Type I - Recognized Subsequent Events:

During the first quarter of 2020, the Company received $100.0 million in cash contributions from its Parent. As these contributions were received prior to the filing of the annual statement, and the contributions were approved by the State of Delaware Department of Insurance, the contributions were recorded as of December 31, 2019. The corresponding receivable from Parent was considered an admitted asset as prescribed by SSAP No. 72 "Surplus and Quasi-Reorganizations."

Type II - Nonrecognized Subsequent Events:

During 2020, the Company borrowed $320.0 million from the FHLB by entering into short term advance agreements, of which $250.0 million has been repaid. Also during 2020, the Company entered into additional funding agreements with the FHLB for $248.0 million.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018 AND FOR THE YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

____________________________________________________________________________________________

Subsequent to December 31, 2019, on March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, "the CARES ACT", was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. The Company is required to recognize the effect on the financial statements in the period the law was enacted, which is 2020. At this time, for 2018 and 2019, the Company does not expect the impact of the CARES ACT on the Company's financial position or results of operations to be material.

The spread of COVID-19 is worldwide, dislocating the capital markets and affecting every industry. As of April 27, 2020, the Company has taken steps to protect its employees and seek to maintain business continuity. The Company further believes that its capital and liquidity positions enable it to weather current market volatilities and business disruptions related to the pandemic. However, there is considerable uncertainty around both the severity and the duration of the COVID-19 outbreak, and for that reason the future financial and other impacts of the pandemic cannot reasonably be estimated at this time.

On April 23, 2020, the Company declared an ordinary dividend of $65.0 million to the Parent to be paid on or after April 24, 2020.

PART C

ITEM 26.  EXHIBITS

A.

Resolution of the Board of Directors of the Depositor, dated October 29, 1998, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form S-6, File No. 333-68601, filed on December 9, 1998.) Exhibit A

B.	None.

C.	(1)

Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009.) Exhibit C(1)

(2)

Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 30, 2009. Exhibit C(2))

(3)

Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.) Exhibit C(3)

(4)

Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-100829, filed on April 27, 2010.) Exhibit C(4)

(5)

Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on April 27, 2012.) Exhibit C(5)

D.	(1)

Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed May 30, 2007.) Exhibit D(1)

	(2)	Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed on April 27, 1999.) Exhibit D(2)

(3)

Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed on April 27, 1999.)  Exhibit D(3)

(4)

Waiver of Monthly Deductions (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.) Exhibit D(4)

(5)

Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6, File No. 333-68601, filed on February 12, 2001.) Exhibit D(5)

(6)

Charitable Giving Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.) Exhibit D(6)

	(7)	Enhanced Cash Surrender Value Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.) Exhibit D(7)

	(8)	Loan Lapse Protection Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.) Exhibit D(8)

	(9)	Long Term Accumulation Rider (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.) Exhibit D(9)

(10)

Travel Assistance Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143353, filed on September 19, 2007.) Exhibit D(10)

	(11)	Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-143354, on October 7, 2008.) Exhibit D(11)

E.	(1)

Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.) Exhibit E(1)

(2)

Application For Scheduled Increases (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, File No. 143354, filed on April 27, 2010.) Exhibit E(2)

F.	(1)

Certificate of Incorporation of Delaware Life Insurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.) Exhibit F(1)

(2)

Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.) Exhibit F(2)

G.	Specimen Reinsurance Contract (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-100829, filed on October 30, 2002.) Exhibit G
H.	(1)

Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(1)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005.) Exhibit H(2)

(3)

Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(3)

(4)

Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.) Exhibit H(4)

(5)

Participation Agreement, dated September 27, 2018, by and among Goldman Sachs Variable Insurance Trust and Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit H(5)

(6)

Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds, and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form S-6, File No. 333-65048, filed on July 3, 2002.) Exhibit H(6)

(7)

Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.) H(7)

(8)

Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(8)

(9)

Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.) Exhibit H(9)

(10)

Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Van Kampen Life Investments Trust, Van Kampen Funds Inc. and Van Kampen Asset Management (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed on April 29, 2005.) Exhibit H(10)

(11)

Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(11)

(12)

Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), M Fund, Inc., M Financial Investment Advisers, Inc., and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-143354, filed on May 30, 2007.) H(12)

(13)

Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005.) Exhibit H(13)

(14)

Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(14)

(15)

Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(15)

I.	(1)

Third Party Administration Agreement between Sun Life Assurance Company of Canada (U.S.) and McCamish Systems, LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-143354, filed on October 10, 2007.) Exhibit I(1)

(2)

Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015.)Exhibit I(2)

J.	(1)	Powers of Attorney (Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-225901, filed on December 30, 2019); Exhibit (J)(1)

	(2)	Resolution of the Board of Directors of the Depositor dated April 23, 2020, authorizing the use of Powers of Attorney for Officer signatures*

K.	Legal Opinion.

L.	None.

M.	None.

N.	(1)	Consent of Independent Registered Public Accounting Firm.

	(2)	Representation of Counsel Pursuant to Rule 485(b).

O.	None.

P.	None.

Q.	None.

R.	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company of 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is filed herewith as Exhibit R. None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company.  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c)  Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, llc at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 27th day of April, 2020.

DELAWARE LIFE VARIABLE ACCOUNT I
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*	Chairman and Director	April 27, 2020
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Daniel J. Towriss*	Chief Executive Officer and President and Director	April 27, 2020
Daniel J. Towriss	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	April 27, 2020
Michael K. Moran	Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

/s/ Dennis A. Cullen*	Director	April 27, 2020
Dennis A. Cullen

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 27, 2020
Kenneth N. Crowley	Dennis A. Cullen, Director
David E. Sams, Jr., Chairman and Director
Daniel J. Towriss, Chief Executive Officer, President, and Director;
Michael K. Moran, Senior Vice President, Chief Accounting Officer, and Treasurer

*Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-225901, filed on December 30, 2019. Resolution of the Board of Directors is included herein as Exhibit J(2).

EXHIBIT INDEX

J(2)	Resolution of the Board of Directors of the Depositor

K	Legal Opinion

N(1)	Consent of Independent Registered Public Accounting Firm

N(2)	Representation of Counsel Pursuant to Rule 485(b)

R	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC